UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
VP S&P MidCap 400® Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP S&P MidCap 400® Index Portfolio

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Investment Strategy
As an index fund, Calvert VP S&P MidCap 400® Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S&P MidCap 400® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent within the Index in approximately the same weighting as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2022, the Fund returned -13.33% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned -13.06% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Mid-cap stocks outperformed both large-cap stocks and small-cap stocks within the S&P family of indexes during the period.
Ten of the 11 market sectors within the Index had negative returns during the period. Energy -- the one exception -- posted double-digit returns, making it the Index’s strongest sector performer during the period. Among the Index’s top-performing sectors were utilities and consumer staples, while the real estate, consumer discretionary, information technology, communication services, and health care sectors were the weakest performers within the Index during the period.
At period-end, the industrials, financials, and consumer discretionary sectors had the largest weightings within the Index. In contrast, the communication services, energy, utilities, and consumer staples had the smallest weightings within the Index at period-end.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful negative impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	05/03/1999	05/03/1999	(13.33)%	6.39%	10.37%
Class F at NAV	10/01/2007	05/03/1999	(13.51)	6.16	10.12

S&P MidCap 400® Index	—	—	(13.06)%	6.70%	10.77%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.43%	0.63%
Net	0.33	0.53
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$26,228	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)1

Top 10 Holdings (% of net assets)[1]
SPDR S&P MidCap 400 ETF Trust	1.0%
Fair Isaac Corp.	0.7
First Horizon Corp.	0.6
United Therapeutics Corp.	0.6
Hubbell, Inc.	0.6
RPM International, Inc.	0.6
Carlisle Cos., Inc.	0.6
Reliance Steel & Aluminum Co.	0.6
AECOM	0.6
Toro Co. (The)	0.5
Total	6.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P MidCap 400® Index is an unmanaged index of 400 U.S. midcap stocks. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
 Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,079.00	$1.73 **	0.33%
Class F	$1,000.00	$1,077.90	$2.78 **	0.53%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.54	$1.68 **	0.33%
Class F	$1,000.00	$1,022.53	$2.70 **	0.53%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 95.7%

Security	Shares	Value
Aerospace & Defense — 1.4%
Axon Enterprise, Inc.(1)	17,497	$ 2,903,277
Curtiss-Wright Corp.	9,874	1,648,859
Hexcel Corp.	21,629	1,272,867
Mercury Systems, Inc.(1)	14,832	663,584
Woodward, Inc.	15,473	1,494,846
		$ 7,983,433
Air Freight & Logistics — 0.2%
GXO Logistics, Inc.(1)	30,505	$ 1,302,258
		$ 1,302,258
Airlines — 0.1%
JetBlue Airways Corp.(1)	84,241	$ 545,882
		$ 545,882
Auto Components — 1.4%
Adient PLC(1)	24,383	$ 845,846
Dana, Inc.	32,811	496,430
Fox Factory Holding Corp.(1)	10,869	991,579
Gentex Corp.	60,469	1,648,990
Goodyear Tire & Rubber Co. (The)(1)	72,729	738,199
Lear Corp.	15,269	1,893,661
Visteon Corp.(1)	7,232	946,163
		$ 7,560,868
Automobiles — 0.4%
Harley-Davidson, Inc.	34,206	$ 1,422,969
Thor Industries, Inc.	14,024	1,058,672
		$ 2,481,641
Banks — 6.9%
Associated Banc-Corp.	39,208	$ 905,313
Bank of Hawaii Corp.	10,334	801,505
Bank OZK	28,600	1,145,716
Cadence Bank	46,924	1,157,146
Cathay General Bancorp	19,139	780,680
Commerce Bancshares, Inc.	29,458	2,005,206
Cullen/Frost Bankers, Inc.	16,641	2,224,902
East West Bancorp, Inc.	36,240	2,388,216
F.N.B. Corp.	90,200	1,177,110
First Financial Bankshares, Inc.	33,565	1,154,636
First Horizon Corp.	138,875	3,402,437
Fulton Financial Corp.	43,627	734,242
Glacier Bancorp, Inc.	28,667	1,416,723
Security	Shares	Value
Banks (continued)
Hancock Whitney Corp.	22,044	$ 1,066,709
Home BancShares, Inc.	49,437	1,126,669
International Bancshares Corp.	13,606	622,611
Old National Bancorp	75,324	1,354,326
PacWest Bancorp	30,690	704,336
Pinnacle Financial Partners, Inc.	19,652	1,442,457
Prosperity Bancshares, Inc.	23,458	1,704,927
Synovus Financial Corp.	37,385	1,403,807
Texas Capital Bancshares, Inc.(1)	12,829	773,717
UMB Financial Corp.	11,181	933,837
Umpqua Holdings Corp.	55,820	996,387
United Bankshares, Inc.	34,611	1,401,399
Valley National Bancorp	108,078	1,222,362
Washington Federal, Inc.	16,800	563,640
Webster Financial Corp.	45,220	2,140,715
Wintrust Financial Corp.	15,749	1,331,105
		$ 38,082,836
Beverages — 0.4%
Boston Beer Co., Inc. (The), Class A(1)(2)	2,447	$ 806,336
Celsius Holdings, Inc.(1)(2)	10,455	1,087,738
Coca-Cola Consolidated, Inc.	1,200	614,832
		$ 2,508,906
Biotechnology — 1.9%
Arrowhead Pharmaceuticals, Inc.(1)	27,245	$ 1,105,057
Exelixis, Inc.(1)	82,767	1,327,583
Halozyme Therapeutics, Inc.(1)	34,993	1,991,102
Neurocrine Biosciences, Inc.(1)	24,880	2,971,667
United Therapeutics Corp.(1)	11,795	3,280,071
		$ 10,675,480
Building Products — 2.5%
Builders FirstSource, Inc.(1)	38,089	$ 2,471,214
Carlisle Cos., Inc.	13,384	3,153,939
Fortune Brands Innovations Inc.	33,189	1,895,424
Lennox International, Inc.	8,292	1,983,695
Owens Corning	24,186	2,063,066
Simpson Manufacturing Co., Inc.	11,110	985,013
Trex Co., Inc.(1)	28,357	1,200,352
		$ 13,752,703
Capital Markets — 1.9%
Affiliated Managers Group, Inc.	9,726	$ 1,540,890
Evercore, Inc., Class A	9,261	1,010,190
Federated Hermes, Inc., Class B	21,777	790,723

7
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Interactive Brokers Group, Inc., Class A	26,449	$ 1,913,585
Janus Henderson Group PLC	34,082	801,609
Jefferies Financial Group, Inc.	47,315	1,621,958
SEI Investments Co.	26,482	1,543,900
Stifel Financial Corp.	27,297	1,593,326
		$ 10,816,181
Chemicals — 2.6%
Ashland, Inc.	12,809	$ 1,377,352
Avient Corp.	21,983	742,146
Cabot Corp.	14,479	967,777
Chemours Co. (The)	39,058	1,195,956
Ingevity Corp.(1)	9,198	647,907
NewMarket Corp.	1,769	550,354
Olin Corp.	32,964	1,745,114
RPM International, Inc.	33,411	3,255,902
Scotts Miracle-Gro Co. (The), Class A(2)	10,566	513,402
Sensient Technologies Corp.	10,984	800,953
Valvoline, Inc.	45,525	1,486,391
Westlake Corp.	8,895	912,093
		$ 14,195,347
Commercial Services & Supplies — 1.4%
Brink's Co. (The)	12,150	$ 652,577
Clean Harbors, Inc.(1)	12,940	1,476,713
IAA, Inc.(1)	34,396	1,375,840
MSA Safety, Inc.	9,458	1,363,749
Stericycle, Inc.(1)	23,706	1,182,692
Tetra Tech, Inc.	13,712	1,990,845
		$ 8,042,416
Communications Equipment — 0.8%
Calix, Inc.(1)	14,600	$ 999,078
Ciena Corp.(1)	38,500	1,962,730
Lumentum Holdings, Inc.(1)	17,745	925,757
ViaSat, Inc.(1)	19,488	616,795
		$ 4,504,360
Construction & Engineering — 2.1%
AECOM	36,141	$ 3,069,455
Dycom Industries, Inc.(1)	7,612	712,483
EMCOR Group, Inc.	12,333	1,826,641
Fluor Corp.(1)	36,540	1,266,476
MasTec, Inc.(1)	15,242	1,300,600
MDU Resources Group, Inc.	52,296	1,586,661
Security	Shares	Value
Construction & Engineering (continued)
Valmont Industries, Inc.	5,491	$ 1,815,709
		$ 11,578,025
Construction Materials — 0.2%
Eagle Materials, Inc.	9,535	$ 1,266,725
		$ 1,266,725
Consumer Finance — 0.4%
FirstCash Holdings, Inc.	9,798	$ 851,544
Navient Corp.	27,376	450,335
SLM Corp.	64,649	1,073,174
		$ 2,375,053
Containers & Packaging — 0.9%
AptarGroup, Inc.	16,803	$ 1,847,994
Greif, Inc., Class A	6,627	444,407
Silgan Holdings, Inc.	21,542	1,116,737
Sonoco Products Co.	25,076	1,522,364
		$ 4,931,502
Diversified Consumer Services — 1.0%
Graham Holdings Co., Class B	999	$ 603,606
Grand Canyon Education, Inc.(1)	7,938	838,729
H&R Block, Inc.	40,235	1,468,980
Service Corp. International	39,805	2,752,117
		$ 5,663,432
Diversified Financial Services — 0.3%
Voya Financial, Inc.	25,182	$ 1,548,441
		$ 1,548,441
Diversified Telecommunication Services — 0.6%
Frontier Communications Parent, Inc.(1)	57,500	$ 1,465,100
Iridium Communications, Inc.(1)	32,654	1,678,416
		$ 3,143,516
Electric Utilities — 1.4%
ALLETE, Inc.	14,892	$ 960,683
Hawaiian Electric Industries, Inc.	28,153	1,178,203
IDACORP, Inc.	13,002	1,402,266
OGE Energy Corp.	51,487	2,036,311
PNM Resources, Inc.	22,074	1,076,990
Portland General Electric Co.	22,951	1,124,599
		$ 7,779,052

8
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Electrical Equipment — 2.0%
Acuity Brands, Inc.	8,322	$ 1,378,206
EnerSys	10,456	772,071
Hubbell, Inc.	13,899	3,261,817
nVent Electric PLC	42,816	1,647,132
Regal Rexnord Corp.	17,096	2,051,178
SunPower Corp.(1)(2)	22,000	396,660
Sunrun, Inc.(1)	54,905	1,318,818
Vicor Corp.(1)	5,734	308,203
		$ 11,134,085
Electronic Equipment, Instruments & Components — 3.0%
Arrow Electronics, Inc.(1)	15,918	$ 1,664,545
Avnet, Inc.	23,685	984,822
Belden, Inc.	11,193	804,777
Cognex Corp.	44,593	2,100,776
Coherent Corp.(1)	35,893	1,259,845
IPG Photonics Corp.(1)	8,321	787,749
Jabil, Inc.	34,845	2,376,429
Littelfuse, Inc.	6,366	1,401,793
National Instruments Corp.	33,791	1,246,888
Novanta, Inc.(1)	9,166	1,245,385
TD SYNNEX Corp.	10,799	1,022,773
Vishay Intertechnology, Inc.	33,607	724,903
Vontier Corp.	40,619	785,165
		$ 16,405,850
Energy Equipment & Services — 0.6%
ChampionX Corp.	51,594	$ 1,495,710
NOV, Inc.	101,018	2,110,266
		$ 3,605,976
Entertainment — 0.1%
World Wrestling Entertainment, Inc., Class A	11,301	$ 774,345
		$ 774,345
Equity Real Estate Investment Trusts (REITs) — 7.4%
Apartment Income REIT Corp.	38,801	$ 1,331,262
Brixmor Property Group, Inc.	77,067	1,747,109
Corporate Office Properties Trust	29,375	761,988
Cousins Properties, Inc.	38,874	983,123
CubeSmart	58,120	2,339,330
Douglas Emmett, Inc.	45,207	708,846
EastGroup Properties, Inc.	11,204	1,658,864
EPR Properties	19,292	727,694
First Industrial Realty Trust, Inc.	33,965	1,639,151
Healthcare Realty Trust, Inc.	97,867	1,885,897
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	27,478	$ 768,834
Independence Realty Trust, Inc.	57,724	973,227
JBG SMITH Properties	25,594	485,774
Kilroy Realty Corp.	27,050	1,046,023
Kite Realty Group Trust	56,350	1,186,167
Lamar Advertising Co., Class A	22,584	2,131,930
Life Storage, Inc.	21,998	2,166,803
Macerich Co. (The)	55,274	622,385
Medical Properties Trust, Inc.(2)	154,047	1,716,084
National Retail Properties, Inc.	46,256	2,116,675
National Storage Affiliates Trust	21,988	794,207
Omega Healthcare Investors, Inc.	60,207	1,682,786
Park Hotels & Resorts, Inc.	57,824	681,745
Pebblebrook Hotel Trust	33,806	452,662
Physicians Realty Trust	58,872	851,878
PotlatchDeltic Corp.	20,728	911,825
Rayonier, Inc.	37,656	1,241,142
Rexford Industrial Realty, Inc.	47,488	2,594,744
Sabra Health Care REIT, Inc.	59,399	738,330
SL Green Realty Corp.(2)	16,756	565,012
Spirit Realty Capital, Inc.	36,144	1,443,230
STORE Capital Corp.	68,338	2,190,916
		$ 41,145,643
Food & Staples Retailing — 1.5%
BJ's Wholesale Club Holdings, Inc.(1)	34,765	$ 2,300,052
Casey's General Stores, Inc.	9,580	2,149,273
Grocery Outlet Holding Corp.(1)	22,915	668,889
Performance Food Group Co.(1)	40,288	2,352,416
Sprouts Farmers Market, Inc.(1)	27,635	894,545
		$ 8,365,175
Food Products — 1.5%
Darling Ingredients, Inc.(1)	41,243	$ 2,581,399
Flowers Foods, Inc.	49,624	1,426,194
Ingredion, Inc.	16,850	1,650,121
Lancaster Colony Corp.	5,101	1,006,427
Pilgrim's Pride Corp.(1)	11,680	277,166
Post Holdings, Inc.(1)	13,985	1,262,286
		$ 8,203,593
Gas Utilities — 1.4%
National Fuel Gas Co.	23,525	$ 1,489,132
New Jersey Resources Corp.	24,747	1,227,946
ONE Gas, Inc.	13,923	1,054,250
Southwest Gas Holdings, Inc.	15,854	981,046

9
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities (continued)
Spire, Inc.	13,620	$ 937,873
UGI Corp.	53,847	1,996,108
		$ 7,686,355
Health Care Equipment & Supplies — 3.4%
Enovis Corp.(1)	12,261	$ 656,209
Envista Holdings Corp.(1)	42,020	1,414,813
Globus Medical, Inc., Class A(1)	20,034	1,487,925
Haemonetics Corp.(1)	13,197	1,037,944
ICU Medical, Inc.(1)	5,163	813,069
Inari Medical, Inc.(1)	12,357	785,411
Integra LifeSciences Holdings Corp.(1)	18,683	1,047,556
Lantheus Holdings, Inc.(1)	17,700	901,992
LivaNova PLC(1)	13,771	764,841
Masimo Corp.(1)	12,429	1,838,871
Neogen Corp.(1)	56,470	860,038
Omnicell, Inc.(1)	11,549	582,301
Penumbra, Inc.(1)	9,829	2,186,559
QuidelOrtho Corp.(1)	13,947	1,194,840
Shockwave Medical, Inc.(1)	9,354	1,923,276
STAAR Surgical Co.(1)	12,354	599,663
Tandem Diabetes Care, Inc.(1)	16,714	751,294
		$ 18,846,602
Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.(1)	23,545	$ 1,938,225
Amedisys, Inc.(1)	8,343	696,974
Chemed Corp.	3,833	1,956,478
Encompass Health Corp.	25,660	1,534,725
HealthEquity, Inc.(1)	21,697	1,337,403
LHC Group, Inc.(1)	7,980	1,290,286
Option Care Health, Inc.(1)	39,754	1,196,198
Patterson Cos., Inc.	22,300	625,069
Progyny, Inc.(1)	19,181	597,488
R1 RCM, Inc.(1)	35,458	388,265
Tenet Healthcare Corp.(1)	27,746	1,353,727
		$ 12,914,838
Hotels, Restaurants & Leisure — 2.7%
Boyd Gaming Corp.	20,529	$ 1,119,446
Choice Hotels International, Inc.	7,173	807,967
Churchill Downs, Inc.	8,532	1,803,921
Cracker Barrel Old Country Store, Inc.(2)	5,861	555,271
Light & Wonder, Inc., Class A(1)	24,259	1,421,577
Marriott Vacations Worldwide Corp.	9,917	1,334,729
Papa John's International, Inc.	8,325	685,231
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Penn Entertainment, Inc.(1)	40,145	$ 1,192,307
Texas Roadhouse, Inc.	17,193	1,563,703
Travel + Leisure Co.	21,036	765,710
Wendy's Co. (The)	43,782	990,787
Wingstop, Inc.	7,693	1,058,711
Wyndham Hotels & Resorts, Inc.	22,858	1,630,004
		$ 14,929,364
Household Durables — 1.4%
Helen of Troy, Ltd.(1)	6,230	$ 690,969
KB Home	21,727	692,005
Leggett & Platt, Inc.	34,106	1,099,237
Taylor Morrison Home Corp.(1)	28,040	851,014
Tempur Sealy International, Inc.	44,284	1,520,270
Toll Brothers, Inc.	27,499	1,372,750
TopBuild Corp.(1)	8,327	1,303,092
		$ 7,529,337
Household Products — 0.1%
Energizer Holdings, Inc.	17,055	$ 572,195
		$ 572,195
Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc.(2)	12,508	$ 1,081,692
		$ 1,081,692
Insurance — 3.8%
American Financial Group, Inc.	17,959	$ 2,465,412
Brighthouse Financial, Inc.(1)	17,891	917,272
CNO Financial Group, Inc.	29,420	672,247
First American Financial Corp.	26,788	1,402,084
Hanover Insurance Group, Inc. (The)	9,164	1,238,331
Kemper Corp.	16,421	807,913
Kinsale Capital Group, Inc.	5,537	1,448,036
Old Republic International Corp.	73,241	1,768,770
Primerica, Inc.	9,632	1,366,010
Reinsurance Group of America, Inc.	17,232	2,448,495
RenaissanceRe Holdings, Ltd.	11,240	2,070,745
RLI Corp.	10,384	1,363,108
Selective Insurance Group, Inc.	15,515	1,374,784
Unum Group	48,349	1,983,760
		$ 21,326,967
Interactive Media & Services — 0.3%
TripAdvisor, Inc.(1)	26,791	$ 481,702

10
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
Ziff Davis, Inc.(1)	12,136	$ 959,958
		$ 1,441,660
IT Services — 2.0%
Concentrix Corp.	10,975	$ 1,461,431
Euronet Worldwide, Inc.(1)	12,113	1,143,225
ExlService Holdings, Inc.(1)	8,500	1,440,155
Genpact, Ltd.	43,412	2,010,844
Kyndryl Holdings, Inc.(1)	52,486	583,644
MAXIMUS, Inc.	15,572	1,141,895
Western Union Co. (The)	99,206	1,366,066
WEX, Inc.(1)	11,260	1,842,699
		$ 10,989,959
Leisure Products — 1.1%
Brunswick Corp.	18,765	$ 1,352,581
Mattel, Inc.(1)	90,847	1,620,710
Polaris, Inc.	14,100	1,424,100
Topgolf Callaway Brands Corp.(1)	35,638	703,851
YETI Holdings, Inc.(1)	22,180	916,256
		$ 6,017,498
Life Sciences Tools & Services — 1.4%
Azenta, Inc.	19,309	$ 1,124,170
Bruker Corp.	25,926	1,772,042
Medpace Holdings, Inc.(1)	6,457	1,371,532
Repligen Corp.(1)	13,364	2,262,659
Sotera Health Co.(1)	26,398	219,895
Syneos Health, Inc.(1)	26,400	968,352
		$ 7,718,650
Machinery — 4.5%
AGCO Corp.	15,973	$ 2,215,295
Chart Industries, Inc.(1)(2)	10,773	1,241,373
Crane Holdings Co.	12,263	1,231,818
Donaldson Co., Inc.	31,776	1,870,653
Esab Corp.	13,301	624,083
Flowserve Corp.	33,611	1,031,185
Graco, Inc.	43,492	2,925,272
ITT, Inc.	21,268	1,724,835
Kennametal, Inc.	20,918	503,287
Lincoln Electric Holdings, Inc.	14,895	2,152,179
Middleby Corp. (The)(1)	13,858	1,855,586
Oshkosh Corp.	16,812	1,482,650
Terex Corp.	17,436	744,866
Timken Co. (The)	17,189	1,214,747
Security	Shares	Value
Machinery (continued)
Toro Co. (The)	26,893	$ 3,044,288
Watts Water Technologies, Inc., Class A	7,022	1,026,827
		$ 24,888,944
Marine — 0.2%
Kirby Corp.(1)	15,405	$ 991,312
		$ 991,312
Media — 1.0%
Cable One, Inc.	1,255	$ 893,384
John Wiley & Sons, Inc., Class A	11,053	442,783
New York Times Co. (The), Class A	42,554	1,381,303
Nexstar Media Group, Inc., Class A	9,759	1,708,118
TEGNA, Inc.	57,378	1,215,840
		$ 5,641,428
Metals & Mining — 2.4%
Alcoa Corp.	45,791	$ 2,082,117
Cleveland-Cliffs, Inc.(1)(2)	133,035	2,143,194
Commercial Metals Co.	30,368	1,466,774
MP Materials Corp.(1)	23,741	576,432
Reliance Steel & Aluminum Co.	15,189	3,074,861
Royal Gold, Inc.	16,881	1,902,826
United States Steel Corp.	61,008	1,528,250
Worthington Industries, Inc.	7,769	386,197
		$ 13,160,651
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Annaly Capital Management, Inc.	121,084	$ 2,552,451
		$ 2,552,451
Multiline Retail — 0.6%
Kohl's Corp.	30,186	$ 762,197
Macy's, Inc.	70,133	1,448,246
Nordstrom, Inc.(2)	29,424	474,903
Ollie's Bargain Outlet Holdings, Inc.(1)	14,947	700,118
		$ 3,385,464
Multi-Utilities — 0.4%
Black Hills Corp.	16,757	$ 1,178,687
NorthWestern Corp.	14,953	887,311
		$ 2,065,998
Oil, Gas & Consumable Fuels — 3.1%
Antero Midstream Corp.	86,003	$ 927,972
Antero Resources Corp.(1)	71,461	2,214,576

11
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp.(1)	46,707	$ 786,546
DT Midstream, Inc.(1)	24,877	1,374,703
Equitrans Midstream Corp.	111,300	745,710
HF Sinclair Corp.	34,806	1,806,083
Matador Resources Co.	29,015	1,660,819
Murphy Oil Corp.	37,580	1,616,316
PBF Energy, Inc., Class A	29,300	1,194,854
PDC Energy, Inc.	23,847	1,513,808
Range Resources Corp.	62,535	1,564,626
Southwestern Energy Co.(1)	286,570	1,676,434
		$ 17,082,447
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	18,555	$ 1,098,456
		$ 1,098,456
Personal Products — 0.3%
BellRing Brands, Inc.(1)	34,833	$ 893,118
Coty, Inc., Class A(1)	94,604	809,810
		$ 1,702,928
Pharmaceuticals — 0.7%
Jazz Pharmaceuticals PLC(1)	16,296	$ 2,596,116
Perrigo Co. PLC	34,620	1,180,196
		$ 3,776,312
Professional Services — 1.8%
ASGN, Inc.(1)	12,910	$ 1,051,907
CACI International, Inc., Class A(1)	6,081	1,827,888
FTI Consulting, Inc.(1)	8,883	1,410,620
Insperity, Inc.	9,310	1,057,616
KBR, Inc.	35,433	1,870,862
ManpowerGroup, Inc.	13,084	1,088,720
Science Applications International Corp.	14,320	1,588,518
		$ 9,896,131
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.(1)	12,323	$ 1,963,916
		$ 1,963,916
Road & Rail — 1.7%
Avis Budget Group, Inc.(1)	6,439	$ 1,055,545
Knight-Swift Transportation Holdings, Inc.	41,319	2,165,529
Landstar System, Inc.	9,368	1,526,047
RXO, Inc.(1)	29,585	508,862
Ryder System, Inc.	13,005	1,086,828
Security	Shares	Value
Road & Rail (continued)
Saia, Inc.(1)	6,792	$ 1,424,146
Werner Enterprises, Inc.	15,168	610,664
XPO, Inc.(1)	29,585	984,885
		$ 9,362,506
Semiconductors & Semiconductor Equipment — 2.5%
Allegro MicroSystems, Inc.(1)	16,834	$ 505,357
Amkor Technology, Inc.	25,837	619,571
Cirrus Logic, Inc.(1)	14,386	1,071,469
Lattice Semiconductor Corp.(1)	35,314	2,291,172
MACOM Technology Solutions Holdings, Inc.(1)	13,000	818,740
MKS Instruments, Inc.	14,706	1,246,040
Power Integrations, Inc.	14,705	1,054,643
Silicon Laboratories, Inc.(1)	8,614	1,168,661
SiTime Corp.(1)	4,073	413,898
Synaptics, Inc.(1)	10,189	969,585
Universal Display Corp.	11,174	1,207,239
Wolfspeed, Inc.(1)(2)	32,146	2,219,360
		$ 13,585,735
Software — 3.1%
ACI Worldwide, Inc.(1)	29,355	$ 675,165
Aspen Technology, Inc.(1)	7,516	1,543,786
Blackbaud, Inc.(1)	11,456	674,300
Commvault Systems, Inc.(1)	11,523	724,105
Dynatrace, Inc.(1)	52,148	1,997,269
Envestnet, Inc.(1)	14,441	891,010
Fair Isaac Corp.(1)	6,464	3,869,221
Manhattan Associates, Inc.(1)	16,130	1,958,182
NCR Corp.(1)	35,695	835,620
Paylocity Holding Corp.(1)	10,662	2,071,200
Qualys, Inc.(1)	8,978	1,007,601
Teradata Corp.(1)	26,437	889,870
		$ 17,137,329
Specialty Retail — 2.7%
AutoNation, Inc.(1)	8,852	$ 949,820
Dick's Sporting Goods, Inc.	14,390	1,730,973
Five Below, Inc.(1)	14,365	2,540,738
Foot Locker, Inc.	20,660	780,741
GameStop Corp., Class A(1)(2)	65,414	1,207,542
Gap, Inc. (The)(2)	55,078	621,280
Lithia Motors, Inc., Class A	7,079	1,449,355
Murphy USA, Inc.	5,380	1,503,925
RH (1)(2)	4,974	1,329,003
Victoria's Secret & Co.(1)(2)	20,981	750,700

12
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Williams-Sonoma, Inc.	17,265	$ 1,984,094
		$ 14,848,171
Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc.(1)	12,000	$ 985,200
Xerox Holdings Corp.	28,806	420,568
		$ 1,405,768
Textiles, Apparel & Luxury Goods — 2.2%
Capri Holdings, Ltd.(1)	33,332	$ 1,910,590
Carter's, Inc.(2)	10,029	748,264
Columbia Sportswear Co.	9,102	797,153
Crocs, Inc.(1)	15,855	1,719,158
Deckers Outdoor Corp.(1)	6,823	2,723,469
Hanesbrands, Inc.	91,139	579,644
PVH Corp.	16,879	1,191,489
Skechers USA, Inc., Class A(1)	34,688	1,455,161
Under Armour, Inc., Class A(1)	48,590	493,674
Under Armour, Inc., Class C(1)	51,333	457,890
		$ 12,076,492
Thrifts & Mortgage Finance — 0.6%
Essent Group, Ltd.	27,697	$ 1,076,859
MGIC Investment Corp.	76,870	999,310
New York Community Bancorp, Inc.(2)	175,071	1,505,611
		$ 3,581,780
Trading Companies & Distributors — 1.0%
GATX Corp.	9,078	$ 965,355
MSC Industrial Direct Co., Inc., Class A	12,172	994,452
Univar Solutions, Inc.(1)	42,228	1,342,850
Watsco, Inc.	8,608	2,146,835
		$ 5,449,492
Water Utilities — 0.5%
Essential Utilities, Inc.	61,772	$ 2,948,378
		$ 2,948,378
Total Common Stocks (identified cost $414,029,479)		$530,029,930

Exchange-Traded Funds — 1.0%

Security	Shares	Value
Equity Funds — 1.0%
SPDR S&P MidCap 400 ETF Trust(2)	12,000	$ 5,313,480
Total Exchange-Traded Funds (identified cost $4,901,059)		$ 5,313,480

Short-Term Investments — 4.2%
Affiliated Fund — 3.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(3)	16,834,337	$ 16,834,337
Total Affiliated Fund (identified cost $16,834,337)		$ 16,834,337
Securities Lending Collateral — 0.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(4)	4,556,429	$ 4,556,429
Total Securities Lending Collateral (identified cost $4,556,429)		$ 4,556,429
U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 1/26/23(5)	$2,000	$ 1,995,048
Total U.S. Treasury Obligations (identified cost $1,998,968)		$ 1,995,048
Total Short-Term Investments (identified cost $23,389,734)		$ 23,385,814
Total Investments — 100.9% (identified cost $442,320,272)		$558,729,224
Other Assets, Less Liabilities — (0.9)%		$ (4,890,505)
Net Assets — 100.0%		$ 553,838,719

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $16,376,310.

13
See Notes to Financial Statements.

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VP S&P MidCap 400® Index Portfolio
December 31, 2022
Schedule of Investments — continued

(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(4)	Represents investment of cash collateral received in connection with securities lending.
(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P MidCap 400 Index	78	Long	3/17/23	$19,052,280	$ (340,330)
					$(340,330)
14
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $425,485,935) - including $16,376,310 of securities on loan	$ 541,894,887
Investments in securities of affiliated issuers, at value (identified cost $16,834,337)	16,834,337
Cash	35
Receivable for capital shares sold	16,607
Dividends receivable	694,239
Dividends receivable - affiliated	47,310
Securities lending income receivable	7,072
Receivable from affiliate	54,016
Directors' deferred compensation plan	104,090
Total assets	$559,652,593
Liabilities
Payable for variation margin on open futures contracts	$ 104,520
Payable for capital shares redeemed	628,224
Deposits for securities loaned	4,556,429
Payable to affiliates:
Investment advisory fee	93,890
Administrative fee	57,485
Distribution and service fees	56,310
Sub-transfer agency fee	132
Directors' deferred compensation plan	104,090
Accrued expenses	212,794
Total liabilities	$ 5,813,874
Net Assets	$553,838,719
Sources of Net Assets
Paid-in capital	$ 407,738,844
Distributable earnings	146,099,875
Net Assets	$553,838,719
Class I Shares
Net Assets	$ 227,923,200
Shares Outstanding	2,089,899
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 109.06
Class F Shares
Net Assets	$ 325,915,519
Shares Outstanding	2,988,954
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 109.04
15
See Notes to Financial Statements.

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VP S&P MidCap 400® Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income	$ 9,743,310
Dividend income - affiliated issuers	212,404
Interest income	15,638
Securities lending income, net	180,450
Total investment income	$ 10,151,802
Expenses
Investment advisory fee	$ 1,166,161
Administrative fee	699,696
Distribution and service fees:
Class F	674,624
Directors' fees and expenses	28,753
Custodian fees	16,174
Transfer agency fees and expenses	364,779
Accounting fees	132,910
Professional fees	49,017
Reports to shareholders	14,595
Miscellaneous	103,229
Total expenses	$ 3,249,938
Waiver and/or reimbursement of expenses by affiliate	$ (664,975)
Net expenses	$ 2,584,963
Net investment income	$ 7,566,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 23,527,698
Investment securities - affiliated issuers	616
Futures contracts	(1,082,720)
Net realized gain	$ 22,445,594
Change in unrealized appreciation (depreciation):
Investment securities	$ (119,450,322)
Investment securities - affiliated issuers	(35)
Futures contracts	(1,072,345)
Net change in unrealized appreciation (depreciation)	$(120,522,702)
Net realized and unrealized loss	$ (98,077,108)
Net decrease in net assets from operations	$ (90,510,269)
16
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 7,566,839	$ 6,162,372
Net realized gain	22,445,594	60,097,278
Net change in unrealized appreciation (depreciation)	(120,522,702)	71,501,104
Net increase (decrease) in net assets from operations	$ (90,510,269)	$137,760,754
Distributions to shareholders:
Class I	$ (27,571,639)	$ (10,392,540)
Class F	(39,005,528)	(13,609,987)
Total distributions to shareholders	$ (66,577,167)	$ (24,002,527)
Capital share transactions:
Class I	$ 478,396	$ (15,837,733)
Class F	29,130,474	(621,362)
Net increase (decrease) in net assets from capital share transactions	$ 29,608,870	$ (16,459,095)
Net increase (decrease) in net assets	$(127,478,566)	$ 97,299,132
Net Assets
At beginning of year	$ 681,317,285	$ 584,018,153
At end of year	$ 553,838,719	$681,317,285
17
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 144.47	$ 120.57	$ 111.74	$ 97.01	$ 117.50
Income (Loss) From Operations
Net investment income(1)	$ 1.75	$ 1.47	$ 1.42	$ 1.63	$ 1.58
Net realized and unrealized gain (loss)	(22.25)	27.67	12.48	22.45	(13.43)
Total income (loss) from operations	$ (20.50)	$ 29.14	$ 13.90	$ 24.08	$ (11.85)
Less Distributions
From net investment income	$ (1.21)	$ (1.19)	$ (1.29)	$ (1.34)	$ (1.40)
From net realized gain	(13.70)	(4.05)	(3.78)	(8.01)	(7.24)
Total distributions	$ (14.91)	$ (5.24)	$ (5.07)	$ (9.35)	$ (8.64)
Net asset value — End of year	$ 109.06	$ 144.47	$ 120.57	$ 111.74	$ 97.01
Total Return(2)	(13.33)%	24.41%	13.31%	25.82%	(11.33)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,923	$293,422	$259,042	$233,933	$202,330
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.44%	0.43%	0.45%	0.43%	0.44%
Net expenses	0.33% (4)	0.33%	0.33%	0.32%	0.30%
Net investment income	1.41%	1.06%	1.40%	1.48%	1.35%
Portfolio Turnover	12%	15%	20%	15%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
18
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 144.73	$ 121.01	$ 112.35	$ 97.71	$ 118.58
Income (Loss) From Operations
Net investment income(1)	$ 1.51	$ 1.20	$ 1.22	$ 1.40	$ 1.31
Net realized and unrealized gain (loss)	(22.29)	27.76	12.51	22.59	(13.54)
Total income (loss) from operations	$ (20.78)	$ 28.96	$ 13.73	$ 23.99	$ (12.23)
Less Distributions
From net investment income	$ (1.21)	$ (1.19)	$ (1.29)	$ (1.34)	$ (1.40)
From net realized gain	(13.70)	(4.05)	(3.78)	(8.01)	(7.24)
Total distributions	$ (14.91)	$ (5.24)	$ (5.07)	$ (9.35)	$ (8.64)
Net asset value — End of year	$ 109.04	$ 144.73	$ 121.01	$ 112.35	$ 97.71
Total Return(2)	(13.51)%	24.17%	13.10%	25.55%	(11.57)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,916	$387,895	$324,976	$297,113	$246,076
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.64%	0.63%	0.65%	0.63%	0.64%
Net expenses	0.53% (4)	0.53%	0.53%	0.54%	0.55%
Net investment income	1.22%	0.86%	1.20%	1.26%	1.11%
Portfolio Turnover	12%	15%	20%	15%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
19
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P MidCap 400® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
20

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 530,029,930(1)	$ —	$ —	$ 530,029,930
Exchange-Traded Funds	5,313,480	—	—	5,313,480
Short-Term Investments:
Affiliated Fund	16,834,337	—	—	16,834,337
Securities Lending Collateral	4,556,429	—	—	4,556,429
U.S. Treasury Obligations	—	1,995,048	—	1,995,048
Total Investments	$556,734,176	$1,995,048	$ —	$558,729,224
Liability Description
Futures Contracts	$ (340,330)	$ —	$ —	$ (340,330)
Total	$ (340,330)	$ —	$ —	$ (340,330)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
21

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $1,166,161.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $13,825 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.33% for Class I and 0.53% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $651,150.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $699,696.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $674,624 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $590 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $363,364, of which $116,338 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $8,954.
22

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $67,504,203 and $97,887,040, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$15,904,290	$11,316,301
Long-term capital gains	$50,672,877	$12,686,226
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 7,737,115
Undistributed long-term capital gains	21,631,492
Net unrealized appreciation	116,731,268
Distributable earnings	$146,099,875
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$441,997,956
Gross unrealized appreciation	$ 160,661,120
Gross unrealized depreciation	(43,929,852)
Net unrealized appreciation	$116,731,268
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(340,330) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
23

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (1,082,720)	$ (1,072,345)
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2022 was approximately $15,046,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $16,376,310 and the total value of collateral received was $16,870,282, comprised of cash of $4,556,429 and U.S. government and/or agencies securities of $12,313,853.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 4,261,491	$ —	$ —	$ —	$ 4,261,491
Exchange-Traded Funds	294,938	—	—	—	294,938
Total	$4,556,429	$ —	$ —	$ —	$4,556,429
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
24

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $16,834,337, which represents 3.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$17,905,958	$18,680,433	$(36,586,972)	$ 616	$ (35)	$ —	$ 3,011	—
Liquidity Fund	—	79,537,926	(62,703,589)	—	—	16,834,337	209,393	16,834,337
Total				$ 616	$ (35)	$16,834,337	$212,404
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	147,564	$ 17,917,339	147,712	$ 20,487,908
Reinvestment of distributions	273,773	27,571,639	75,913	10,392,540
Shares redeemed	(362,461)	(45,010,582)	(341,118)	(46,718,181)
Net increase (decrease)	58,876	$ 478,396	(117,493)	$(15,837,733)
Class F
Shares sold	110,394	$ 13,655,016	127,650	$ 17,794,835
Reinvestment of distributions	387,190	39,005,528	99,191	13,609,987
Shares redeemed	(188,809)	(23,530,070)	(232,102)	(32,026,184)
Net increase (decrease)	308,775	$ 29,130,474	(5,261)	$ (621,362)
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 15.9% and 50.3%, respectively, of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
25

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400® Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P MidCap 400® Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 40.19% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 8.32% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $21,631,639 or, if subsequently determined to be different, the net capital gain of such year.
27

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
28

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
29

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

30

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
32

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24223     12.31.22

Calvert
VP Russell 2000® Small Cap Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Russell 2000® Small Cap Index Portfolio

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Investment Strategy
As an index fund, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Russell 2000® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent within the Index in approximately the same weighting as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) returned -20.52% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Russell 2000® Index (the Index), returned -20.44% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Small-cap stocks underperformed both large-cap stocks and mid-cap stocks within the Russell family of indexes during the period.
Ten of the 11 market sectors within the Index had negative returns during the period. Energy -- the one exception -- returned more than 50%, while the other best-performing sectors -- utilities and consumer staples -- had single-digit negative returns. The worst-performing sectors -- communication services, information technology, and consumer discretionary -- all had negative returns exceeding 30%.
At period-end, the financials, health care, and industrials sectors had the largest weightings within the Index. In contrast, the communication services, utilities, and consumer staples sectors had the smallest weightings within the Index at period-end.
The use of derivatives within the Index detracted from absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	(20.52)%	3.87%	8.57%
Class F at NAV	10/04/2005	04/27/2000	(20.67)	3.65	8.34

Russell 2000® Index	—	—	(20.44)%	4.12%	9.01%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.57%	0.77%
Net	0.39	0.59
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$22,282	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
iShares Russell 2000 ETF	3.4%
Halozyme Therapeutics, Inc.	0.3
Shockwave Medical, Inc.	0.3
Inspire Medical Systems, Inc.	0.3
EMCOR Group, Inc.	0.3
Crocs, Inc.	0.3
Matador Resources Co.	0.3
Iridium Communications, Inc.	0.3
Murphy Oil Corp.	0.3
Agree Realty Corp.	0.3
Total	6.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,038.10	$1.95 **	0.38%
Class F	$1,000.00	$1,037.20	$2.98 **	0.58%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.29	$1.94 **	0.38%
Class F	$1,000.00	$1,022.28	$2.96 **	0.58%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 92.3%

Security	Shares	Value
Aerospace & Defense — 0.9%
AAR Corp.(1)	2,667	$ 119,748
Aerojet Rocketdyne Holdings, Inc.(1)	6,224	348,108
AeroVironment, Inc.(1)	1,934	165,666
AerSale Corp.(1)	1,234	20,016
Archer Aviation, Inc., Class A(1)	9,338	17,462
Astra Space, Inc.(1)	10,792	4,682
Astronics Corp.(1)	2,153	22,176
Cadre Holdings, Inc.	1,239	24,953
Ducommun, Inc.(1)	914	45,663
Kaman Corp.	2,245	50,064
Kratos Defense & Security Solutions, Inc.(1)	9,405	97,060
Maxar Technologies, Inc.	5,624	290,986
Momentus, Inc.(1)	4,088	3,188
Moog, Inc., Class A	2,219	194,739
National Presto Industries, Inc.	420	28,753
Park Aerospace Corp.	1,804	24,192
Parsons Corp.(1)	2,523	116,689
Redwire Corp.(1)(2)	1,451	2,873
Rocket Lab USA, Inc.(1)(2)	15,994	60,297
Terran Orbital Corp.(1)(2)	1,796	2,838
Triumph Group, Inc.(1)	4,884	51,380
V2X, Inc.(1)	987	40,753
Virgin Galactic Holdings, Inc.(1)(2)	19,394	67,491
		$ 1,799,777
Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.(1)	4,525	$ 117,559
Atlas Air Worldwide Holdings, Inc.(1)	2,196	221,357
Forward Air Corp.	2,084	218,591
Hub Group, Inc., Class A(1)	2,559	203,415
Radiant Logistics, Inc.(1)	3,434	17,479
		$ 778,401
Airlines — 0.3%
Allegiant Travel Co.(1)	1,188	$ 80,772
Blade Air Mobility, Inc.(1)	4,209	15,068
Frontier Group Holdings, Inc.(1)	2,730	28,037
Hawaiian Holdings, Inc.(1)	3,989	40,927
Joby Aviation, Inc.(1)(2)	18,838	63,107
SkyWest, Inc.(1)	3,905	64,472
Spirit Airlines, Inc.(1)	8,725	169,963
Sun Country Airlines Holdings, Inc.(1)	2,490	39,492
Wheels Up Experience, Inc.(1)	11,938	12,296
		$ 514,134
Security	Shares	Value
Auto Components — 1.2%
Adient PLC(1)	7,444	$ 258,232
American Axle & Manufacturing Holdings, Inc.(1)	8,845	69,168
Dana, Inc.	10,332	156,323
Dorman Products, Inc.(1)	2,051	165,864
Fox Factory Holding Corp.(1)	3,326	303,431
Gentherm, Inc.(1)	2,608	170,276
Goodyear Tire & Rubber Co. (The)(1)	21,674	219,991
Holley, Inc.(1)(2)	3,857	8,177
LCI Industries	1,948	180,093
Luminar Technologies, Inc.(1)	19,333	95,698
Modine Manufacturing Co.(1)	4,047	80,374
Motorcar Parts of America, Inc.(1)	1,400	16,604
Patrick Industries, Inc.	1,647	99,808
Solid Power, Inc.(1)	10,275	26,099
Standard Motor Products, Inc.	1,640	57,072
Stoneridge, Inc.(1)	2,174	46,872
Visteon Corp.(1)	2,181	285,340
XPEL, Inc.(1)	1,634	98,138
		$ 2,337,560
Automobiles — 0.1%
Canoo, Inc.(1)(2)	8,156	$ 10,032
Cenntro Electric Group, Ltd.(1)	13,805	6,074
Faraday Future Intelligent Electric, Inc.(1)	7,449	2,162
Fisker, Inc.(1)(2)	14,169	103,009
Lordstown Motors Corp., Class A(1)(2)	11,997	13,677
Mullen Automotive, Inc.(1)(2)	25,910	7,410
Winnebago Industries, Inc.	2,399	126,427
Workhorse Group, Inc.(1)(2)	11,961	18,181
		$ 286,972
Banks — 9.2%
1st Source Corp.	1,262	$ 67,000
ACNB Corp.	634	25,240
Amalgamated Financial Corp.	1,217	28,040
Amerant Bancorp, Inc.	2,132	57,223
American National Bankshares, Inc.	942	34,788
Ameris Bancorp	5,190	244,657
Arrow Financial Corp.	1,228	41,629
Associated Banc-Corp.	11,942	275,741
Atlantic Union Bankshares Corp.	5,994	210,629
Banc of California, Inc.	4,366	69,550
BancFirst Corp.	1,475	130,065
Bancorp, Inc. (The)(1)	4,094	116,188
Bank First Corp.(2)	619	57,456
Bank of Marin Bancorp	1,090	35,839

7
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Bank of NT Butterfield & Son, Ltd. (The)	3,729	$ 111,161
BankUnited, Inc.	6,129	208,202
Bankwell Financial Group, Inc.	423	12,449
Banner Corp.	2,736	172,915
Bar Harbor Bankshares	1,146	36,718
Baycom Corp.	964	18,297
BCB Bancorp, Inc.	1,078	19,393
Berkshire Hills Bancorp, Inc.	3,453	103,245
Blue Ridge Bankshares, Inc.	1,360	16,986
Brookline Bancorp, Inc.	6,307	89,244
Business First Bancshares, Inc.	1,656	36,664
Byline Bancorp, Inc.	1,998	45,894
Cadence Bank	14,516	357,965
Cambridge Bancorp	500	41,530
Camden National Corp.	1,153	48,069
Capital Bancorp, Inc.	525	12,358
Capital City Bank Group, Inc.	1,232	40,040
Capstar Financial Holdings, Inc.	1,274	22,499
Carter Bankshares, Inc.(1)	1,998	33,147
Cathay General Bancorp	5,646	230,300
Central Pacific Financial Corp.	2,337	47,394
Citizens & Northern Corp.	1,125	25,717
City Holding Co.	1,154	107,426
Civista Bancshares, Inc.	1,318	29,009
CNB Financial Corp.	1,282	30,499
Coastal Financial Corp.(1)	740	35,165
Colony Bankcorp, Inc.	1,228	15,583
Columbia Banking System, Inc.	6,118	184,335
Community Bank System, Inc.	4,273	268,985
Community Trust Bancorp, Inc.	1,316	60,444
ConnectOne Bancorp, Inc.	2,830	68,514
CrossFirst Bankshares, Inc.(1)	3,418	42,417
Customers Bancorp, Inc.(1)	2,287	64,814
CVB Financial Corp.	10,671	274,778
Dime Community Bancshares, Inc.	2,653	84,445
Eagle Bancorp, Inc.	2,481	109,338
Eastern Bankshares, Inc.	12,065	208,121
Enterprise Bancorp, Inc.	790	27,887
Enterprise Financial Services Corp.	2,646	129,548
Equity Bancshares, Inc., Class A	1,296	42,340
Esquire Financial Holdings, Inc.	519	22,452
Farmers & Merchants Bancorp, Inc.	908	24,679
Farmers National Banc Corp.	2,422	34,199
FB Financial Corp.	2,671	96,530
Financial Institutions, Inc.	1,360	33,130
First Bancorp, Inc. (The)	691	20,689
First Bancorp.	2,711	116,139
Security	Shares	Value
Banks (continued)
First BanCorp. / Puerto Rico	14,709	$ 187,098
First Bancshares, Inc. (The)	1,589	50,864
First Bank / Hamilton	1,315	18,094
First Busey Corp.	3,985	98,509
First Business Financial Services, Inc.	601	21,967
First Commonwealth Financial Corp.	7,005	97,860
First Community Bankshares, Inc.	1,234	41,833
First Financial Bancorp	7,256	175,813
First Financial Bankshares, Inc.	10,192	350,605
First Financial Corp. / IN	891	41,057
First Foundation, Inc.	3,883	55,643
First Guaranty Bancshares, Inc.	455	10,670
First Internet Bancorp	680	16,510
First Interstate BancSystem, Inc., Class A	7,114	274,956
First Merchants Corp.	4,445	182,734
First Mid Bancshares, Inc.	1,248	40,036
First of Long Island Corp. (The)	2,051	36,918
First Western Financial, Inc.(1)	592	16,665
Five Star Bancorp	963	26,232
Flushing Financial Corp.	2,270	43,993
Fulton Financial Corp.	12,983	218,504
FVCBankcorp, Inc.(1)	896	17,087
German American Bancorp, Inc.	2,058	76,763
Glacier Bancorp, Inc.	8,707	430,300
Great Southern Bancorp, Inc.	796	47,354
Guaranty Bancshares, Inc.	732	25,356
Hancock Whitney Corp.	6,759	327,068
Hanmi Financial Corp.	2,358	58,360
HarborOne Bancorp, Inc.	3,960	55,044
HBT Financial, Inc.	782	15,304
Heartland Financial USA, Inc.	3,161	147,366
Heritage Commerce Corp.	4,704	61,152
Heritage Financial Corp.	2,776	85,057
Hilltop Holdings, Inc.	3,910	117,339
Home BancShares, Inc.	14,912	339,844
HomeStreet, Inc.	1,583	43,659
HomeTrust Bancshares, Inc.	1,190	28,762
Hope Bancorp, Inc.	9,119	116,814
Horizon Bancorp	3,023	45,587
Independent Bank Corp.	3,592	303,273
Independent Bank Corp. / MI	1,556	37,219
Independent Bank Group, Inc.	2,757	165,641
International Bancshares Corp.	4,217	192,970
John Marshall Bancorp, Inc.	855	24,607
Lakeland Bancorp, Inc.	4,784	84,246
Lakeland Financial Corp.	1,964	143,313
Live Oak Bancshares, Inc.	2,492	75,258

8
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Macatawa Bank Corp.	2,061	$ 22,733
Mercantile Bank Corp.	1,185	39,674
Metrocity Bankshares, Inc.	1,365	29,525
Metropolitan Bank Holding Corp.(1)	758	44,472
Mid Penn Bancorp, Inc.	1,112	33,327
Midland States Bancorp, Inc.	1,739	46,292
MidWestOne Financial Group, Inc.	980	31,115
MVB Financial Corp.	740	16,295
National Bank Holdings Corp., Class A	2,394	100,716
NBT Bancorp, Inc.	3,309	143,677
Nicolet Bankshares, Inc.(1)	962	76,758
Northeast Bank	504	21,218
Northwest Bancshares, Inc.	9,114	127,414
OceanFirst Financial Corp.	4,703	99,939
OFG Bancorp	3,572	98,444
Old National Bancorp	22,999	413,522
Old Second Bancorp, Inc.	3,177	50,959
Origin Bancorp, Inc.	1,666	61,142
Orrstown Financial Services, Inc.	900	20,844
Pacific Premier Bancorp, Inc.	7,352	232,029
Park National Corp.	1,148	161,581
Parke Bancorp, Inc.	758	15,721
Pathward Financial, Inc.	2,280	98,154
PCB Bancorp	873	15,443
PCSB Financial Corp.(2)	1,066	20,297
Peapack-Gladstone Financial Corp.	1,387	51,624
Peoples Bancorp, Inc.	1,946	54,974
Peoples Financial Services Corp.	676	35,044
Preferred Bank / Los Angeles	1,081	80,664
Premier Financial Corp.	2,799	75,489
Primis Financial Corp.	1,573	18,640
Professional Holding Corp., Class A(1)	970	26,908
QCR Holdings, Inc.	1,290	64,036
RBB Bancorp	1,147	23,915
Red River Bancshares, Inc.	422	21,547
Renasant Corp.	4,333	162,877
Republic Bancorp, Inc., Class A	737	30,158
Republic First Bancorp, Inc.(1)	4,071	8,753
S&T Bancorp, Inc.	2,930	100,147
Sandy Spring Bancorp, Inc.	3,460	121,896
Seacoast Banking Corp. of Florida	4,843	151,053
ServisFirst Bancshares, Inc.	3,934	271,092
Shore Bancshares, Inc.	1,334	23,252
Sierra Bancorp	1,243	26,401
Silvergate Capital Corp., Class A(1)(2)	2,458	42,769
Simmons First National Corp., Class A	9,386	202,550
SmartFinancial, Inc.	1,098	30,195
Security	Shares	Value
Banks (continued)
South Plains Financial, Inc.	868	$ 23,896
Southern First Bancshares, Inc.(1)	613	28,045
Southside Bancshares, Inc.	2,444	87,960
SouthState Corp.	5,881	449,073
Stellar Bancorp, Inc.	3,604	106,174
Stock Yards Bancorp, Inc.	2,291	148,869
Summit Financial Group, Inc.	955	23,770
Texas Capital Bancshares, Inc.(1)	4,002	241,361
Third Coast Bancshares, Inc.(1)	958	17,656
Tompkins Financial Corp.	1,120	86,890
TowneBank	5,390	166,228
TriCo Bancshares	2,496	127,271
Triumph Financial, Inc.(1)	1,845	90,165
Trustmark Corp.	4,903	171,164
UMB Financial Corp.	3,453	288,395
United Bankshares, Inc.	10,239	414,577
United Community Banks, Inc.	8,336	281,757
Unity Bancorp, Inc.	528	14,430
Univest Financial Corp.	2,262	59,106
USCB Financial Holdings, Inc.(1)	808	9,858
Valley National Bancorp	33,783	382,086
Veritex Holdings, Inc.	4,119	115,661
Washington Federal, Inc.	5,186	173,990
Washington Trust Bancorp, Inc.	1,312	61,900
WesBanco, Inc.	4,379	161,935
West BanCorp, Inc.	1,387	35,438
Westamerica BanCorp.	1,954	115,306
		$ 17,855,238
Beverages — 0.6%
Celsius Holdings, Inc.(1)(2)	4,351	$ 452,678
Coca-Cola Consolidated, Inc.	363	185,987
Duckhorn Portfolio, Inc. (The)(1)	3,360	55,675
MGP Ingredients, Inc.(2)	1,083	115,209
National Beverage Corp.(1)	1,771	82,405
Primo Water Corp.	12,333	191,655
Vintage Wine Estates, Inc.(1)(2)	2,429	7,918
Vita Coco Co., Inc. (The)(1)	2,091	28,898
		$ 1,120,425
Biotechnology — 6.7%
2seventy bio, Inc.(1)	2,804	$ 26,274
4D Molecular Therapeutics, Inc.(1)	2,159	47,951
Aadi Bioscience, Inc.(1)	1,086	13,933
Absci Corp.(1)	4,312	9,055
ACADIA Pharmaceuticals, Inc.(1)	9,384	149,393

9
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Adicet Bio, Inc.(1)	2,145	$ 19,176
ADMA Biologics, Inc.(1)	13,938	54,079
Aerovate Therapeutics, Inc.(1)	772	22,620
Affimed NV(1)	9,178	11,381
Agenus, Inc.(1)	24,375	58,500
Agios Pharmaceuticals, Inc.(1)	4,200	117,936
Akero Therapeutics, Inc.(1)	2,790	152,892
Albireo Pharma, Inc.(1)(2)	1,419	30,665
Alector, Inc.(1)	4,559	42,080
Alkermes PLC(1)	12,784	334,046
Allogene Therapeutics, Inc.(1)(2)	6,037	37,973
Allovir, Inc.(1)(2)	2,408	12,353
Alpine Immune Sciences, Inc.(1)	911	6,696
ALX Oncology Holdings, Inc.(1)(2)	1,419	15,992
Amicus Therapeutics, Inc.(1)	21,622	264,005
AnaptysBio, Inc.(1)	1,512	46,857
Anavex Life Sciences Corp.(1)(2)	4,866	45,059
Anika Therapeutics, Inc.(1)	1,202	35,579
Apellis Pharmaceuticals, Inc.(1)	7,353	380,224
Arbutus Biopharma Corp.(1)(2)	6,124	14,269
Arcellx, Inc.(1)	2,319	71,843
Arcturus Therapeutics Holdings, Inc.(1)(2)	1,638	27,781
Arcus Biosciences, Inc.(1)	3,897	80,590
Arcutis Biotherapeutics, Inc.(1)	3,204	47,419
Arrowhead Pharmaceuticals, Inc.(1)	8,237	334,093
Atara Biotherapeutics, Inc.(1)	6,782	22,245
Aura Biosciences, Inc.(1)	1,374	14,427
Aurinia Pharmaceuticals, Inc.(1)	10,061	43,464
Avid Bioservices, Inc.(1)	4,695	64,650
Avidity Biosciences, Inc.(1)	4,281	94,995
Beam Therapeutics, Inc.(1)(2)	4,983	194,885
BioCryst Pharmaceuticals, Inc.(1)(2)	14,842	170,386
Biohaven, Ltd.(1)	5,060	70,233
Bioxcel Therapeutics, Inc.(1)(2)	1,350	28,998
Bluebird Bio, Inc.(1)	6,644	45,977
Blueprint Medicines Corp.(1)	4,782	209,499
Bridgebio Pharma, Inc.(1)(2)	8,200	62,484
C4 Therapeutics, Inc.(1)	2,962	17,476
CareDx, Inc.(1)	3,924	44,773
Caribou Biosciences, Inc.(1)	3,945	24,775
Catalyst Pharmaceuticals, Inc.(1)	7,603	141,416
Celldex Therapeutics, Inc.(1)	3,525	157,109
Celularity, Inc.(1)	5,281	6,813
Century Therapeutics, Inc.(1)	905	4,643
Cerevel Therapeutics Holdings, Inc.(1)(2)	4,584	144,579
Chimerix, Inc.(1)	4,840	9,002
Chinook Therapeutics, Inc.(1)	3,910	102,442
Security	Shares	Value
Biotechnology (continued)
Cogent Biosciences, Inc.(1)	5,019	$ 58,020
Coherus Biosciences, Inc.(1)	5,115	40,511
Crinetics Pharmaceuticals, Inc.(1)	3,987	72,962
CTI BioPharma Corp.(1)	6,947	41,751
Cullinan Oncology, Inc.(1)	1,984	20,931
Cytokinetics, Inc.(1)	6,437	294,943
Day One Biopharmaceuticals, Inc.(1)	2,171	46,720
Deciphera Pharmaceuticals, Inc.(1)	3,305	54,169
Denali Therapeutics, Inc.(1)	8,709	242,197
Design Therapeutics, Inc.(1)	2,570	26,368
Dynavax Technologies Corp.(1)	8,984	95,590
Dyne Therapeutics, Inc.(1)	2,355	27,294
Eagle Pharmaceuticals, Inc.(1)	867	25,342
Editas Medicine, Inc.(1)	5,352	47,472
Eiger BioPharmaceuticals, Inc.(1)	3,108	3,667
Emergent BioSolutions, Inc.(1)	3,841	45,362
Enanta Pharmaceuticals, Inc.(1)	1,477	68,710
Enochian Biosciences, Inc.(1)(2)	1,482	1,526
EQRx, Inc.(1)	15,762	38,775
Erasca, Inc.(1)	4,957	21,365
Fate Therapeutics, Inc.(1)(2)	6,294	63,506
FibroGen, Inc.(1)	7,057	113,053
Foghorn Therapeutics, Inc.(1)	1,534	9,787
Gelesis Holdings, Inc.(1)	739	215
Generation Bio Co.(1)	3,277	12,879
Geron Corp.(1)	28,168	68,167
Gossamer Bio, Inc.(1)(2)	4,379	9,502
GreenLight Biosciences Holdings PBC(1)(2)	5,053	5,963
Halozyme Therapeutics, Inc.(1)	10,438	593,922
Heron Therapeutics, Inc.(1)	7,128	17,820
HilleVax, Inc.(1)	972	16,262
Humacyte, Inc.(1)	4,704	9,925
Icosavax, Inc.(1)(2)	1,875	14,888
Ideaya Biosciences, Inc.(1)	3,544	64,395
IGM Biosciences, Inc.(1)	627	10,665
Imago Biosciences, Inc.(1)	1,931	69,419
ImmunityBio, Inc.(1)(2)	6,550	33,209
ImmunoGen, Inc.(1)	15,644	77,594
Immunovant, Inc.(1)	3,141	55,753
Inhibrx, Inc.(1)(2)	2,607	64,237
Inovio Pharmaceuticals, Inc.(1)	16,212	25,291
Insmed, Inc.(1)	10,817	216,124
Instil Bio, Inc.(1)	4,179	2,633
Intellia Therapeutics, Inc.(1)	6,801	237,287
Intercept Pharmaceuticals, Inc.(1)	2,290	28,327
Invivyd, Inc.(1)	4,566	6,849
Iovance Biotherapeutics, Inc.(1)	11,308	72,258

10
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Ironwood Pharmaceuticals, Inc.(1)	10,251	$ 127,010
iTeos Therapeutics, Inc.(1)	1,605	31,346
IVERIC bio, Inc.(1)	10,767	230,521
Janux Therapeutics, Inc.(1)	1,014	13,354
Jounce Therapeutics, Inc.(1)	2,585	2,869
KalVista Pharmaceuticals, Inc.(1)	1,550	10,478
Karuna Therapeutics, Inc.(1)	2,369	465,509
Karyopharm Therapeutics, Inc.(1)(2)	6,194	21,060
Keros Therapeutics, Inc.(1)	1,411	67,756
Kezar Life Sciences, Inc.(1)	4,127	29,054
Kiniksa Pharmaceuticals, Ltd., Class A(1)	2,278	34,124
Kinnate Biopharma, Inc.(1)(2)	1,973	12,035
Kodiak Sciences, Inc.(1)	2,568	18,387
Kronos Bio, Inc.(1)	3,044	4,931
Krystal Biotech, Inc.(1)	1,707	135,229
Kura Oncology, Inc.(1)	4,759	59,059
Kymera Therapeutics, Inc.(1)(2)	2,965	74,006
Lexicon Pharmaceuticals, Inc.(1)	5,367	10,251
Lyell Immunopharma, Inc.(1)	12,976	45,027
MacroGenics, Inc.(1)	4,499	30,188
Madrigal Pharmaceuticals, Inc.(1)	940	272,835
MannKind Corp.(1)(2)	18,965	99,946
MeiraGTx Holdings PLC(1)	2,356	15,361
Mersana Therapeutics, Inc.(1)	7,067	41,413
MiMedx Group, Inc.(1)	8,710	24,214
Mirum Pharmaceuticals, Inc.(1)	1,192	23,244
Monte Rosa Therapeutics, Inc.(1)	2,241	17,054
Morphic Holding, Inc.(1)	1,956	52,323
Myriad Genetics, Inc.(1)	6,066	88,018
Nkarta, Inc.(1)(2)	2,431	14,562
Nurix Therapeutics, Inc.(1)	3,325	36,509
Nuvalent, Inc., Class A(1)(2)	1,431	42,615
Ocugen, Inc.(1)	14,478	18,821
Organogenesis Holdings, Inc.(1)	5,386	14,488
Outlook Therapeutics, Inc.(1)(2)	6,867	7,416
Pardes Biosciences, Inc.(1)	2,125	3,591
PepGen, Inc.(1)	625	8,356
PMV Pharmaceuticals, Inc.(1)(2)	2,762	24,029
Point Biopharma Global, Inc.(1)	6,840	49,864
Praxis Precision Medicines, Inc.(1)	2,483	5,910
Precigen, Inc.(1)	7,437	11,304
Prime Medicine, Inc.	831	15,440
Prometheus Biosciences, Inc.(1)	2,784	306,240
Protagonist Therapeutics, Inc.(1)	3,501	38,196
Prothena Corp. PLC(1)	2,934	176,774
PTC Therapeutics, Inc.(1)	5,446	207,874
Rallybio Corp.(1)	1,410	9,264
Security	Shares	Value
Biotechnology (continued)
Rapt Therapeutics, Inc.(1)	1,964	$ 38,887
Recursion Pharmaceuticals, Inc., Class A(1)(2)	10,141	78,187
REGENXBIO, Inc.(1)	2,991	67,836
Relay Therapeutics, Inc.(1)	6,811	101,756
Replimune Group, Inc.(1)	3,184	86,605
REVOLUTION Medicines, Inc.(1)	5,838	139,061
Rigel Pharmaceuticals, Inc.(1)	14,810	22,215
Rocket Pharmaceuticals, Inc.(1)	4,300	84,151
Sage Therapeutics, Inc.(1)	4,168	158,968
Sana Biotechnology, Inc.(1)(2)	6,618	26,141
Sangamo Therapeutics, Inc.(1)	9,803	30,781
Seres Therapeutics, Inc.(1)	5,457	30,559
Sorrento Therapeutics, Inc.(1)(2)	36,911	32,703
SpringWorks Therapeutics, Inc.(1)(2)	2,634	68,510
Stoke Therapeutics, Inc.(1)	1,497	13,817
Sutro Biopharma, Inc.(1)	3,400	27,472
Syndax Pharmaceuticals, Inc.(1)	3,925	99,891
Talaris Therapeutics, Inc.(1)(2)	1,647	1,680
Tango Therapeutics, Inc.(1)	3,498	25,361
Tenaya Therapeutics, Inc.(1)	2,217	4,456
TG Therapeutics, Inc.(1)	9,827	116,253
Travere Therapeutics, Inc.(1)	4,501	94,656
Twist Bioscience Corp.(1)	4,293	102,216
Tyra Biosciences, Inc.(1)	940	7,144
Vanda Pharmaceuticals, Inc.(1)	4,281	31,637
Vaxart, Inc.(1)(2)	9,366	9,000
Vaxcyte, Inc.(1)	5,739	275,185
VBI Vaccines, Inc.(1)(2)	14,103	5,516
Vera Therapeutics, Inc.(1)	1,061	20,530
Veracyte, Inc.(1)	5,532	131,274
Vericel Corp.(1)	3,645	96,009
Verve Therapeutics, Inc.(1)(2)	3,567	69,021
Vir Biotechnology, Inc.(1)	5,803	146,874
Viridian Therapeutics, Inc.(1)	3,026	88,389
VistaGen Therapeutics, Inc.(1)	15,000	1,545
Xencor, Inc.(1)	4,334	112,857
Y-mAbs Therapeutics, Inc.(1)	2,645	12,908
Zentalis Pharmaceuticals, Inc.(1)	3,681	74,135
		$ 12,941,631
Building Products — 1.2%
AAON, Inc.	3,510	$ 264,373
American Woodmark Corp.(1)	1,377	67,280
Apogee Enterprises, Inc.	1,667	74,115
Caesarstone, Ltd.	1,950	11,135
CSW Industrials, Inc.	1,163	134,827
Gibraltar Industries, Inc.(1)	2,573	118,049

11
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Building Products (continued)
Griffon Corp.	3,455	$ 123,654
Insteel Industries, Inc.	1,366	37,592
Janus International Group, Inc.(1)	6,126	58,320
JELD-WEN Holding, Inc.(1)	6,466	62,397
Masonite International Corp.(1)	1,692	136,392
PGT Innovations, Inc.(1)	4,639	83,316
Quanex Building Products Corp.	2,627	62,207
Resideo Technologies, Inc.(1)	11,340	186,543
Simpson Manufacturing Co., Inc.	3,400	301,444
UFP Industries, Inc.	4,689	371,603
View, Inc.(1)	10,783	10,405
Zurn Elkay Water Solutions Corp.	9,738	205,959
		$ 2,309,611
Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	4,606	$ 136,798
Assetmark Financial Holdings(1)	1,445	33,235
Associated Capital Group, Inc., Class A	224	9,406
B. Riley Financial, Inc.(2)	1,590	54,378
Bakkt Holdings, Inc.(1)(2)	4,263	5,073
BGC Partners, Inc., Class A	24,450	92,177
Blucora, Inc.(1)	3,770	96,248
Brightsphere Investment Group, Inc.	2,506	51,573
Cohen & Steers, Inc.	1,907	123,116
Cowen, Inc., Class A	2,148	82,956
Diamond Hill Investment Group, Inc.	250	46,255
Donnelley Financial Solutions, Inc.(1)	2,105	81,358
Federated Hermes, Inc., Class B	6,832	248,070
Focus Financial Partners, Inc., Class A(1)	4,643	173,045
GCM Grosvenor, Inc., Class A	3,365	25,608
Hamilton Lane, Inc., Class A	2,876	183,719
Houlihan Lokey, Inc.	4,003	348,901
MarketWise, Inc.(1)	1,277	2,145
Moelis & Co., Class A	5,101	195,725
Open Lending Corp., Class A(1)	8,176	55,188
Oppenheimer Holdings, Inc., Class A	724	30,647
Perella Weinberg Partners	3,494	34,241
Piper Sandler Cos.	1,341	174,585
PJT Partners, Inc., Class A	1,843	135,811
Sculptor Capital Management, Inc.	1,486	12,869
Silvercrest Asset Management Group, Inc., Class A	744	13,965
StepStone Group, Inc., Class A	4,353	109,609
StoneX Group, Inc.(1)	1,391	132,562
Value Line, Inc.	91	4,630
Victory Capital Holdings, Inc.	1,237	33,189
Virtus Investment Partners, Inc.	560	107,206
Security	Shares	Value
Capital Markets (continued)
WisdomTree, Inc.(2)	11,656	$ 63,525
		$ 2,897,813
Chemicals — 1.9%
AdvanSix, Inc.	2,111	$ 80,260
American Vanguard Corp.	2,506	54,405
Amyris, Inc.(1)(2)	13,112	20,061
Aspen Aerogels, Inc.(1)(2)	1,806	21,293
Avient Corp.	7,138	240,979
Balchem Corp.	2,498	305,031
Cabot Corp.	4,361	291,489
Chase Corp.	627	54,085
Danimer Scientific, Inc.(1)(2)	7,000	12,530
Diversey Holdings, Ltd.(1)	5,861	24,968
Ecovyst, Inc.(1)	5,960	52,806
FutureFuel Corp.	1,874	15,236
Hawkins, Inc.	1,498	57,823
HB Fuller Co.	4,248	304,242
Ingevity Corp.(1)	2,919	205,614
Innospec, Inc.	1,981	203,766
Intrepid Potash, Inc.(1)	831	23,991
Koppers Holdings, Inc.	1,571	44,302
Kronos Worldwide, Inc.	1,877	17,644
Livent Corp.(1)	12,709	252,528
LSB Industries, Inc.(1)	5,914	78,656
Mativ Holdings, Inc.	4,141	86,547
Minerals Technologies, Inc.	2,459	149,310
Origin Materials, Inc.(1)(2)	7,980	36,788
Orion Engineered Carbons S.A.	4,752	84,633
Perimeter Solutions S.A.(1)	9,139	83,530
PureCycle Technologies, Inc.(1)(2)	7,970	53,877
Quaker Chemical Corp.	1,058	176,580
Rayonier Advanced Materials, Inc.(1)	5,330	51,168
Sensient Technologies Corp.	3,290	239,907
Stepan Co.	1,709	181,940
Tredegar Corp.	2,145	21,922
Trinseo PLC	2,712	61,589
Tronox Holdings PLC, Class A	8,787	120,470
Valhi, Inc.	189	4,158
		$ 3,714,128
Commercial Services & Supplies — 1.4%
ABM Industries, Inc.	5,258	$ 233,560
ACCO Brands Corp.	7,737	43,250
ACV Auctions, Inc.(1)	9,430	77,420
Aris Water Solution, Inc.	1,504	21,673

12
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Commercial Services & Supplies (continued)
Brady Corp., Class A	3,524	$ 165,980
BrightView Holdings, Inc.(1)	3,485	24,012
Brink's Co. (The)	3,481	186,965
Casella Waste Systems, Inc., Class A(1)	3,996	316,923
Cimpress PLC(1)	1,294	35,727
CompX International, Inc.	124	2,292
CoreCivic, Inc.(1)	9,406	108,733
Deluxe Corp.	3,303	56,085
Ennis, Inc.	2,271	50,325
GEO Group, Inc. (The)(1)(2)	9,238	101,156
Harsco Corp.(1)	6,141	38,627
Healthcare Services Group, Inc.	5,559	66,708
Heritage-Crystal Clean, Inc.(1)	1,244	40,405
HNI Corp.	3,365	95,667
Interface, Inc.	4,493	44,346
KAR Auction Services, Inc.(1)	9,114	118,938
Kimball International, Inc., Class B	3,203	20,820
Li-Cycle Holdings Corp.(1)(2)	9,920	47,219
Matthews International Corp., Class A	2,426	73,848
MillerKnoll, Inc.	5,702	119,799
Montrose Environmental Group, Inc.(1)	2,024	89,845
NL Industries, Inc.	532	3,623
Pitney Bowes, Inc.	14,661	55,712
Quad / Graphics, Inc.(1)	2,612	10,657
SP Plus Corp.(1)	1,610	55,899
Steelcase, Inc., Class A	7,018	49,617
UniFirst Corp.	1,198	231,202
Viad Corp.(1)	1,592	38,829
VSE Corp.	830	38,910
		$ 2,664,772
Communications Equipment — 0.8%
ADTRAN Holdings, Inc.	6,139	$ 115,352
Aviat Networks, Inc.(1)	756	23,580
Calix, Inc.(1)	4,601	314,846
Cambium Networks Corp.(1)	659	14,280
Casa Systems, Inc.(1)	2,241	6,118
Clearfield, Inc.(1)	881	82,937
CommScope Holding Co., Inc.(1)	15,384	113,072
Comtech Telecommunications Corp.	2,055	24,948
Digi International, Inc.(1)	2,713	99,160
DZS, Inc.(1)	1,018	12,908
Extreme Networks, Inc.(1)	10,260	187,861
Harmonic, Inc.(1)	7,210	94,451
Infinera Corp.(1)(2)	15,468	104,254
Inseego Corp.(1)(2)	6,022	5,074
NETGEAR, Inc.(1)	2,438	44,152
Security	Shares	Value
Communications Equipment (continued)
NetScout Systems, Inc.(1)	5,278	$ 171,588
Ondas Holdings, Inc.(1)(2)	2,564	4,077
Ribbon Communications, Inc.(1)	5,864	16,361
Viavi Solutions, Inc.(1)	17,846	187,561
		$ 1,622,580
Construction & Engineering — 1.4%
Ameresco, Inc., Class A(1)(2)	2,423	$ 138,450
API Group Corp.(1)	16,224	305,174
Arcosa, Inc.	3,800	206,492
Argan, Inc.	1,051	38,761
Comfort Systems USA, Inc.	2,779	319,807
Concrete Pumping Holdings, Inc.(1)	2,145	12,548
Construction Partners, Inc., Class A(1)	3,089	82,446
Dycom Industries, Inc.(1)	2,264	211,911
EMCOR Group, Inc.	3,702	548,303
Fluor Corp.(1)	11,161	386,840
Granite Construction, Inc.	3,588	125,831
Great Lakes Dredge & Dock Corp.(1)	5,123	30,482
IES Holdings, Inc.(1)	610	21,698
MYR Group, Inc.(1)	1,295	119,231
Northwest Pipe Co.(1)	837	28,207
Primoris Services Corp.	4,194	92,016
Sterling Infrastructure, Inc.(1)	2,268	74,390
Tutor Perini Corp.(1)	3,186	24,054
		$ 2,766,641
Construction Materials — 0.1%
Summit Materials, Inc., Class A(1)	9,457	$ 268,487
United States Lime & Minerals, Inc.	156	21,958
		$ 290,445
Consumer Finance — 0.7%
Atlanticus Holdings Corp.(1)	446	$ 11,685
Bread Financial Holdings, Inc.	4,008	150,941
Consumer Portfolio Services, Inc.(1)	1,073	9,496
Curo Group Holdings Corp.(2)	1,544	5,481
Encore Capital Group, Inc.(1)(2)	1,916	91,853
Enova International, Inc.(1)	2,388	91,627
EZCORP, Inc., Class A(1)(2)	4,319	35,200
FirstCash Holdings, Inc.	3,027	263,077
Green Dot Corp., Class A(1)	3,643	57,632
LendingClub Corp.(1)	7,566	66,581
LendingTree, Inc.(1)	911	19,432
MoneyLion, Inc.(1)	10,839	6,720
Navient Corp.	8,712	143,312

13
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Consumer Finance (continued)
Nelnet, Inc., Class A	1,120	$ 101,640
NerdWallet, Inc.(1)	1,921	18,442
Oportun Financial Corp.(1)	1,717	9,461
OppFi, Inc.(1)	1,009	2,068
PRA Group, Inc.(1)	2,977	100,563
PROG Holdings, Inc.(1)	3,921	66,226
Regional Management Corp.	671	18,842
Sunlight Financial Holdings, Inc.(1)(2)	1,823	2,352
World Acceptance Corp.(1)	366	24,134
		$ 1,296,765
Containers & Packaging — 0.3%
Cryptyde, Inc.(1)	1,376	$ 264
Greif, Inc., Class A	2,023	135,662
Greif, Inc., Class B	446	34,890
Myers Industries, Inc.	2,722	60,510
O-I Glass, Inc.(1)	12,456	206,396
Pactiv Evergreen, Inc.	3,313	37,636
Ranpak Holdings Corp.(1)	2,883	16,635
TriMas Corp.	3,443	95,509
		$ 587,502
Distributors — 0.0%(3)
Funko, Inc., Class A(1)	2,496	$ 27,231
Weyco Group, Inc.	443	9,374
		$ 36,605
Diversified Consumer Services — 0.9%
2U, Inc.(1)	5,625	$ 35,269
Adtalem Global Education, Inc.(1)	3,366	119,493
American Public Education, Inc.(1)	1,323	16,260
Beachbody Co., Inc. (The)(1)	7,850	4,129
Carriage Services, Inc.	1,188	32,717
Chegg, Inc.(1)	9,754	246,484
Coursera, Inc.(1)	8,458	100,058
Duolingo, Inc.(1)	1,884	134,009
European Wax Center, Inc., Class A	1,586	19,746
frontdoor, Inc.(1)	6,625	137,800
Graham Holdings Co., Class B	282	170,387
Laureate Education, Inc., Class A	10,421	100,250
Nerdy, Inc.(1)(2)	4,065	9,146
OneSpaWorld Holdings, Ltd.(1)	5,311	49,552
Perdoceo Education Corp.(1)	5,120	71,168
Rover Group, Inc.(1)	6,955	25,525
Strategic Education, Inc.	1,726	135,180
Stride, Inc.(1)	3,159	98,813
Security	Shares	Value
Diversified Consumer Services (continued)
Udemy, Inc.(1)	5,412	$ 57,097
Universal Technical Institute, Inc.(1)	2,430	16,330
Vivint Smart Home, Inc.(1)	7,248	86,251
WW International, Inc.(1)	4,129	15,938
		$ 1,681,602
Diversified Financial Services — 0.3%
Alerus Financial Corp.	1,321	$ 30,845
A-Mark Precious Metals, Inc.	1,368	47,511
Banco Latinoamericano de Comercio Exterior S.A.	2,614	42,347
Cannae Holdings, Inc.(1)	5,668	117,044
Compass Diversified Holdings(2)	4,544	82,837
Jackson Financial, Inc.	5,995	208,566
SWK Holdings Corp.(1)	267	4,710
		$ 533,860
Diversified Telecommunication Services — 0.6%
Anterix, Inc.(1)	1,443	$ 46,421
ATN International, Inc.	967	43,815
Bandwidth, Inc., Class A(1)	1,790	41,081
Charge Enterprises, Inc.(1)	8,110	10,056
Cogent Communications Holdings, Inc.	3,442	196,469
Consolidated Communications Holdings, Inc.(1)	5,584	19,991
EchoStar Corp., Class A(1)	2,885	48,122
Globalstar, Inc.(1)(2)	51,804	68,899
IDT Corp., Class B(1)	1,125	31,691
Iridium Communications, Inc.(1)	9,802	503,823
Liberty Latin America, Ltd., Class A(1)	3,362	25,316
Liberty Latin America, Ltd., Class C(1)	11,849	90,052
Ooma, Inc.(1)	1,488	20,267
Radius Global Infrastructure, Inc., Class A(1)	5,581	65,967
		$ 1,211,970
Electric Utilities — 0.7%
ALLETE, Inc.	4,495	$ 289,972
MGE Energy, Inc.	2,855	200,992
Otter Tail Corp.	3,225	189,340
PNM Resources, Inc.	6,701	326,942
Portland General Electric Co.	7,017	343,833
Via Renewables, Inc.(2)	1,012	5,171
		$ 1,356,250
Electrical Equipment — 1.3%
Allied Motion Technologies, Inc.	952	$ 33,139
Array Technologies, Inc.(1)	11,822	228,519
Atkore, Inc.(1)	3,226	365,893

14
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Electrical Equipment (continued)
AZZ, Inc.	1,841	$ 74,008
Babcock & Wilcox Enterprises, Inc.(1)(2)	4,352	25,111
Blink Charging Co.(1)	2,863	31,407
Bloom Energy Corp., Class A(1)	14,396	275,252
Encore Wire Corp.	1,428	196,436
Energy Vault Holdings, Inc.(1)(2)	4,973	15,516
EnerSys	3,215	237,396
Enovix Corp.(1)(2)	8,530	106,113
ESS Tech, Inc.(1)(2)	6,050	14,702
Fluence Energy, Inc.(1)(2)	2,695	46,219
FTC Solar, Inc.(1)(2)	3,174	8,506
FuelCell Energy, Inc.(1)(2)	32,700	90,906
GrafTech International, Ltd.	15,608	74,294
Heliogen, Inc.(1)	7,124	4,974
NuScale Power Corp.(1)(2)	2,458	25,219
Powell Industries, Inc.	811	28,531
Preformed Line Products Co.	222	18,490
Shoals Technologies Group, Inc.(1)	11,047	272,530
Stem, Inc.(1)(2)	10,809	96,632
SunPower Corp.(1)(2)	6,461	116,492
Thermon Group Holdings, Inc.(1)	2,669	53,594
TPI Composites, Inc.(1)	2,801	28,402
Vicor Corp.(1)	1,651	88,741
		$ 2,557,022
Electronic Equipment, Instruments & Components — 2.1%
908 Devices, Inc.(1)	1,442	$ 10,988
Advanced Energy Industries, Inc.	2,946	252,708
Aeva Technologies, Inc.(1)	8,168	11,108
AEye, Inc.(1)(2)	1,981	952
Akoustis Technologies, Inc.(1)(2)	4,010	11,308
Arlo Technologies, Inc.(1)	6,268	22,001
Badger Meter, Inc.	2,290	249,679
Belden, Inc.	3,292	236,695
Benchmark Electronics, Inc.	2,653	70,808
Cepton, Inc.(1)	583	740
CTS Corp.	2,503	98,668
ePlus, Inc.(1)	2,086	92,368
Evolv Technologies Holdings, Inc.(1)	6,304	16,327
Fabrinet (1)	2,896	371,325
FARO Technologies, Inc.(1)	1,514	44,527
Focus Universal, Inc.(1)(2)	1,328	8,512
Identiv, Inc.(1)	1,620	11,729
Insight Enterprises, Inc.(1)	2,513	251,978
Itron, Inc.(1)	3,611	182,897
Kimball Electronics, Inc.(1)	2,097	47,371
Knowles Corp.(1)	7,204	118,290
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Lightwave Logic, Inc.(1)(2)	8,384	$ 36,135
Methode Electronics, Inc.	2,719	120,642
MicroVision, Inc.(1)	12,416	29,178
Mirion Technologies, Inc.(1)(2)	10,275	67,918
Napco Security Technologies, Inc.(1)	2,090	57,433
nLight, Inc.(1)	3,335	33,817
Novanta, Inc.(1)	2,786	378,534
OSI Systems, Inc.(1)	1,215	96,617
Ouster, Inc.(1)(2)	9,965	8,600
PAR Technology Corp.(1)(2)	1,860	48,490
PC Connection, Inc.	941	44,133
Plexus Corp.(1)	2,197	226,137
Rogers Corp.(1)	1,471	175,549
Sanmina Corp.(1)	4,503	257,977
ScanSource, Inc.(1)	2,089	61,041
SmartRent, Inc.(1)	8,925	21,688
TTM Technologies, Inc.(1)	8,062	121,575
Velodyne Lidar, Inc.(1)	14,482	10,698
Vishay Intertechnology, Inc.	10,394	224,199
Vishay Precision Group, Inc.(1)	1,011	39,075
		$ 4,170,415
Energy Equipment & Services — 2.0%
Archrock, Inc.	10,154	$ 91,183
Borr Drilling, Ltd.(1)	15,295	76,016
Bristow Group, Inc.(1)	1,813	49,187
Cactus, Inc., Class A	4,718	237,127
ChampionX Corp.	15,683	454,650
Diamond Offshore Drilling, Inc.(1)	7,492	77,917
DMC Global, Inc.(1)	1,457	28,324
Dril-Quip, Inc.(1)	2,558	69,501
Expro Group Holdings NV(1)	5,815	105,426
Helix Energy Solutions Group, Inc.(1)	11,058	81,608
Helmerich & Payne, Inc.	8,061	399,584
Liberty Energy, Inc., Class A	10,709	171,451
Nabors Industries, Ltd.(1)	680	105,312
National Energy Services Reunited Corp.(1)	2,911	20,202
Newpark Resources, Inc.(1)	7,671	31,835
NexTier Oilfield Solutions, Inc.(1)	13,416	123,964
Noble Corp. PLC(1)	6,749	254,505
Oceaneering International, Inc.(1)	7,810	136,597
Oil States International, Inc.(1)	5,061	37,755
Patterson-UTI Energy, Inc.	16,822	283,282
ProFrac Holding Corp., Class A(1)	1,873	47,200
ProPetro Holding Corp.(1)	6,820	70,723
RPC, Inc.	5,124	45,552
Select Energy Services, Inc., Class A	5,076	46,902

15
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Energy Equipment & Services (continued)
Solaris Oilfield Infrastructure, Inc., Class A	2,541	$ 25,232
TETRA Technologies, Inc.(1)	9,623	33,295
Tidewater, Inc.(1)	3,727	137,340
US Silica Holdings, Inc.(1)	5,760	72,000
Valaris, Ltd.(1)	4,777	323,021
Weatherford International PLC(1)	5,657	288,054
		$ 3,924,745
Entertainment — 0.2%
Cinemark Holdings, Inc.(1)	8,475	$ 73,393
IMAX Corp.(1)	3,908	57,291
Liberty Braves Group, Series A(1)(2)	713	23,294
Liberty Braves Group, Series C(1)	3,012	97,077
Lions Gate Entertainment Corp., Class A(1)	4,567	26,078
Lions Gate Entertainment Corp., Class B(1)	9,036	49,065
Madison Square Garden Entertainment Corp.(1)	2,038	91,649
Marcus Corp. (The)(2)	1,876	26,996
Playstudios, Inc.(1)	5,943	23,059
Reservoir Media, Inc.(1)	1,534	9,158
Skillz, Inc.(1)	22,921	11,609
		$ 488,669
Equity Real Estate Investment Trusts (REITs) — 5.4%
Acadia Realty Trust	6,900	$ 99,015
Agree Realty Corp.	6,855	486,225
Alexander & Baldwin, Inc.	5,556	104,064
Alexander's, Inc.	184	40,491
American Assets Trust, Inc.	3,916	103,774
Apartment Investment and Management Co., Class A	11,681	83,169
Apple Hospitality REIT, Inc.	17,218	271,700
Armada Hoffler Properties, Inc.	4,892	56,258
Ashford Hospitality Trust, Inc.(1)(2)	2,580	11,533
Bluerock Homes Trust, Inc.	268	5,711
Braemar Hotels & Resorts, Inc.	5,189	21,327
Brandywine Realty Trust	13,308	81,844
Broadstone Net Lease, Inc.	13,851	224,525
BRT Apartments Corp.	682	13,394
CareTrust REIT, Inc.	7,568	140,613
CBL & Associates Properties, Inc.	1,997	46,091
Centerspace	1,104	64,772
Chatham Lodging Trust	3,800	46,626
City Office REIT, Inc.	3,686	30,889
Clipper Realty, Inc.	1,313	8,403
Community Healthcare Trust, Inc.	1,862	66,660
Corporate Office Properties Trust	8,835	229,180
CTO Realty Growth, Inc.(2)	1,398	25,555
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
DiamondRock Hospitality Co.	16,248	$ 133,071
Diversified Healthcare Trust	18,611	12,038
Easterly Government Properties, Inc.	7,297	104,128
Elme Communities	6,640	118,192
Empire State Realty Trust, Inc., Class A(2)	11,214	75,582
Equity Commonwealth	8,094	202,107
Essential Properties Realty Trust, Inc.	11,023	258,710
Farmland Partners, Inc.	3,435	42,800
Four Corners Property Trust, Inc.	6,696	173,627
Franklin Street Properties Corp.	9,022	24,630
Getty Realty Corp.(2)	3,183	107,745
Gladstone Commercial Corp.	3,072	56,832
Gladstone Land Corp.(2)	2,444	44,847
Global Medical REIT, Inc.	4,446	42,148
Global Net Lease, Inc.	8,143	102,358
Hersha Hospitality Trust	2,387	20,337
Independence Realty Trust, Inc.	17,975	303,059
Indus Realty Trust, Inc.(2)	445	28,253
Industrial Logistics Properties Trust	4,982	16,291
Innovative Industrial Properties, Inc.	2,223	225,301
InvenTrust Properties Corp.	5,083	120,315
iStar, Inc.	5,035	38,417
Kite Realty Group Trust	17,437	367,049
LTC Properties, Inc.	3,134	111,351
LXP Industrial Trust	21,605	216,482
Macerich Co. (The)	17,238	194,100
National Health Investors, Inc.	3,431	179,167
Necessity Retail REIT, Inc. (The)	9,434	55,944
NETSTREIT Corp.	4,314	79,076
NexPoint Residential Trust, Inc.	1,745	75,942
Office Properties Income Trust	3,755	50,129
One Liberty Properties, Inc.	1,306	29,019
Orion Office REIT, Inc.	4,280	36,551
Outfront Media, Inc.	11,413	189,228
Paramount Group, Inc.	14,640	86,962
Pebblebrook Hotel Trust	10,195	136,511
Phillips Edison & Co., Inc.	9,187	292,514
Physicians Realty Trust	18,243	263,976
Piedmont Office Realty Trust, Inc., Class A	9,509	87,198
Plymouth Industrial REIT, Inc.	2,857	54,797
Postal Realty Trust, Inc., Class A(2)	945	13,731
PotlatchDeltic Corp.	6,368	280,128
Retail Opportunity Investments Corp.	9,412	141,462
RLJ Lodging Trust	12,682	134,302
RPT Realty	6,804	68,312
Ryman Hospitality Properties, Inc.	4,220	345,112
Sabra Health Care REIT, Inc.	17,853	221,913

16
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Safehold, Inc.(2)	2,081	$ 59,558
Saul Centers, Inc.	978	39,785
Service Properties Trust	12,870	93,822
SITE Centers Corp.	15,588	212,932
STAG Industrial, Inc.	14,129	456,508
Summit Hotel Properties, Inc.	7,954	57,428
Sunstone Hotel Investors, Inc.	16,856	162,829
Tanger Factory Outlet Centers, Inc.	7,847	140,775
Terreno Realty Corp.	5,949	338,320
UMH Properties, Inc.	3,714	59,795
Uniti Group, Inc.	17,800	98,434
Universal Health Realty Income Trust	1,113	53,123
Urban Edge Properties	8,878	125,091
Urstadt Biddle Properties, Inc., Class A	2,599	49,251
Veris Residential, Inc.(1)	6,888	109,726
Whitestone REIT	3,231	31,147
Xenia Hotels & Resorts, Inc.	8,580	113,084
		$ 10,425,171
Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	2,432	$ 85,096
Chefs' Warehouse, Inc. (The)(1)	2,573	85,629
HF Foods Group, Inc.(1)	3,141	12,752
Ingles Markets, Inc., Class A	1,077	103,887
Natural Grocers by Vitamin Cottage, Inc.	875	7,998
PriceSmart, Inc.	1,850	112,443
Rite Aid Corp.(1)(2)	4,628	15,458
SpartanNash Co.	2,800	84,672
Sprouts Farmers Market, Inc.(1)	8,231	266,437
United Natural Foods, Inc.(1)	4,651	180,040
Village Super Market, Inc., Class A	640	14,906
Weis Markets, Inc.	1,290	106,154
		$ 1,075,472
Food Products — 1.1%
Alico, Inc.	470	$ 11,219
AppHarvest, Inc.(1)(2)	5,348	3,034
B&G Foods, Inc.	5,549	61,871
Benson Hill, Inc.(1)(2)	12,841	32,745
Beyond Meat, Inc.(1)(2)	4,605	56,688
BRC, Inc.(1)	1,925	11,762
Calavo Growers, Inc.	1,424	41,866
Cal-Maine Foods, Inc.	3,034	165,201
Fresh Del Monte Produce, Inc.	2,289	59,949
Hain Celestial Group, Inc. (The)(1)	7,169	115,994
Hostess Brands, Inc.(1)	10,500	235,620
Security	Shares	Value
Food Products (continued)
J&J Snack Foods Corp.	1,217	$ 182,197
John B. Sanfilippo & Son, Inc.	716	58,225
Lancaster Colony Corp.	1,556	306,999
Lifecore Biomedical, Inc.(1)	2,282	14,787
Local Bounti Corp.(1)(2)	1,406	1,954
Mission Produce, Inc.(1)	2,908	33,791
Seneca Foods Corp., Class A(1)	439	26,757
Simply Good Foods Co. (The)(1)	7,062	268,568
Sovos Brands, Inc.(1)	3,004	43,168
SunOpta, Inc.(1)	7,325	61,823
Tattooed Chef, Inc.(1)(2)	3,667	4,510
Tootsie Roll Industries, Inc.	1,256	53,468
TreeHouse Foods, Inc.(1)	4,070	200,977
Utz Brands, Inc.(2)	5,073	80,458
Vital Farms, Inc.(1)	1,946	29,034
Whole Earth Brands, Inc.(1)	2,930	11,925
		$ 2,174,590
Gas Utilities — 1.2%
Brookfield Infrastructure Corp., Class A	7,680	$ 298,752
Chesapeake Utilities Corp.	1,393	164,625
New Jersey Resources Corp.	7,705	382,322
Northwest Natural Holding Co.	2,775	132,062
ONE Gas, Inc.	4,304	325,899
South Jersey Industries, Inc.	9,631	342,189
Southwest Gas Holdings, Inc.	5,254	325,118
Spire, Inc.	4,081	281,018
		$ 2,251,985
Health Care Equipment & Supplies — 3.5%
Alphatec Holdings, Inc.(1)	5,397	$ 66,653
AngioDynamics, Inc.(1)	2,837	39,066
Artivion, Inc.(1)	3,149	38,166
AtriCure, Inc.(1)	3,557	157,860
Atrion Corp.	107	59,861
Avanos Medical, Inc.(1)	3,690	99,851
AxoGen, Inc.(1)	3,047	30,409
Axonics, Inc.(1)	3,843	240,303
Bioventus, Inc., Class A(1)(2)	2,087	5,447
Butterfly Network, Inc.(1)(2)	9,650	23,739
Cardiovascular Systems, Inc.(1)	3,081	41,963
Cerus Corp.(1)	13,159	48,030
CONMED Corp.	2,283	202,365
Cue Health, Inc.(1)(2)	8,082	16,730
Cutera, Inc.(1)	1,245	55,054
Embecta Corp.	4,658	117,801

17
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Figs, Inc.(1)	9,565	$ 64,372
Glaukos Corp.(1)	3,577	156,243
Haemonetics Corp.(1)	3,982	313,184
Heska Corp.(1)	751	46,682
Inari Medical, Inc.(1)	3,783	240,448
Inogen, Inc.(1)	1,598	31,497
Inspire Medical Systems, Inc.(1)	2,213	557,410
Integer Holdings Corp.(1)	2,576	176,353
iRadimed Corp.	490	13,862
iRhythm Technologies, Inc.(1)	2,340	219,188
Lantheus Holdings, Inc.(1)	5,358	273,044
LeMaitre Vascular, Inc.	1,477	67,972
LivaNova PLC(1)	4,210	233,823
Meridian Bioscience, Inc.(1)	3,224	107,069
Merit Medical Systems, Inc.(1)	4,383	309,527
Mesa Laboratories, Inc.	404	67,149
Nano-X Imaging, Ltd.(1)(2)	3,153	23,269
Neogen Corp.(1)	17,363	264,439
Nevro Corp.(1)	2,713	107,435
NuVasive, Inc.(1)	4,062	167,517
Omnicell, Inc.(1)	3,443	173,596
OraSure Technologies, Inc.(1)	6,111	29,455
Orthofix Medical, Inc.(1)	1,619	33,238
OrthoPediatrics Corp.(1)	1,056	41,955
Outset Medical, Inc.(1)	3,587	92,616
Owlet, Inc.(1)	1,235	691
Paragon 28, Inc.(1)	3,458	66,082
PROCEPT BioRobotics Corp.(1)	1,920	79,757
Pulmonx Corp.(1)	2,565	21,623
RxSight, Inc.(1)	1,370	17,358
SeaSpine Holdings Corp.(1)	2,490	20,792
Senseonics Holdings, Inc.(1)(2)	32,570	33,547
Shockwave Medical, Inc.(1)	2,789	573,446
SI-BONE, Inc.(1)	2,542	34,571
Sight Sciences, Inc.(1)	1,732	21,148
Silk Road Medical, Inc.(1)	3,003	158,709
STAAR Surgical Co.(1)	3,760	182,510
SurModics, Inc.(1)	1,145	39,067
Tactile Systems Technology, Inc.(1)	1,650	18,942
Tenon Medical, Inc.(1)	242	382
TransMedics Group, Inc.(1)	2,392	147,634
Treace Medical Concepts, Inc.(1)	2,325	53,452
UFP Technologies, Inc.(1)	499	58,827
Utah Medical Products, Inc.	296	29,757
Varex Imaging Corp.(1)	2,939	59,662
Vicarious Surgical, Inc.(1)(2)	4,091	8,264
ViewRay, Inc.(1)	10,682	47,855
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Zimvie, Inc.(1)	1,561	$ 14,580
Zynex, Inc.(2)	1,511	21,018
		$ 6,764,315
Health Care Providers & Services — 2.5%
1Life Healthcare, Inc.(1)	14,139	$ 236,263
23andMe Holding Co.(1)	20,248	43,736
Accolade, Inc.(1)	5,102	39,744
AdaptHealth Corp.(1)	5,494	105,595
Addus HomeCare Corp.(1)	1,220	121,378
Agiliti, Inc.(1)	1,772	28,901
AirSculpt Technologies, Inc.	508	1,880
Alignment Healthcare, Inc.(1)	7,871	92,563
AMN Healthcare Services, Inc.(1)	3,463	356,066
Apollo Medical Holdings, Inc.(1)	2,944	87,113
ATI Physical Therapy, Inc.(1)(2)	5,611	1,711
Aveanna Healthcare Holdings, Inc.(1)	3,026	2,360
Brookdale Senior Living, Inc.(1)	14,512	39,618
Cano Health, Inc.(1)(2)	12,142	16,634
CareMax, Inc.(1)(2)	4,473	16,326
Castle Biosciences, Inc.(1)	1,671	39,335
Clover Health Investments Corp.(1)(2)	28,616	26,598
Community Health Systems, Inc.(1)	9,743	42,090
CorVel Corp.(1)	676	98,243
Cross Country Healthcare, Inc.(1)	2,877	76,442
DocGo, Inc.(1)	6,039	42,696
Ensign Group, Inc. (The)	4,224	399,633
Fulgent Genetics, Inc.(1)(2)	1,591	47,380
HealthEquity, Inc.(1)	6,509	401,215
Hims & Hers Health, Inc.(1)	9,102	58,344
Innovage Holding Corp.(1)	1,437	10,318
Invitae Corp.(1)(2)	17,172	31,940
Joint Corp. (The)(1)	1,060	14,819
LHC Group, Inc.(1)	2,339	378,193
LifeStance Health Group, Inc.(1)	5,575	27,540
ModivCare, Inc.(1)	983	88,204
National HealthCare Corp.	943	56,108
National Research Corp.	1,192	44,462
Oncology Institute, Inc. (The)(1)(2)	1,409	2,325
OPKO Health, Inc.(1)(2)	32,353	40,441
Option Care Health, Inc.(1)	12,256	368,783
Owens & Minor, Inc.	5,688	111,087
P3 Health Partners, Inc.(1)(2)	1,908	3,511
Patterson Cos., Inc.	6,720	188,362
Pediatrix Medical Group, Inc.(1)	6,445	95,773
Pennant Group, Inc. (The)(1)	2,149	23,596
PetIQ, Inc.(1)	2,070	19,085

18
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Privia Health Group, Inc.(1)	3,498	$ 79,439
Progyny, Inc.(1)	5,866	182,726
R1 RCM, Inc.(1)	11,783	129,024
RadNet, Inc.(1)	3,995	75,226
Select Medical Holdings Corp.	8,102	201,173
Sema4 Holdings Corp.(1)(2)	11,857	3,128
Surgery Partners, Inc.(1)(2)	3,826	106,592
US Physical Therapy, Inc.	1,002	81,192
		$ 4,784,911
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.(1)	8,546	$ 150,752
American Well Corp., Class A(1)	17,204	48,687
Babylon Holdings, Ltd., Class A(2)	326	2,201
Computer Programs and Systems, Inc.(1)	938	25,532
Evolent Health, Inc., Class A(1)	6,428	180,498
Health Catalyst, Inc.(1)	4,079	43,360
HealthStream, Inc.(1)	1,939	48,165
Multiplan Corp.(1)(2)	28,341	32,592
NextGen Healthcare, Inc.(1)	4,587	86,144
Nutex Health, Inc.(1)	20,053	38,101
OptimizeRx Corp.(1)	1,258	21,134
Pear Therapeutics, Inc.(1)	5,373	6,340
Phreesia, Inc.(1)	3,747	121,253
Schrodinger, Inc.(1)	4,048	75,657
Sharecare, Inc.(1)	23,084	36,934
Simulations Plus, Inc.	1,252	45,786
		$ 963,136
Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment, Inc.(1)	4,464	$ 34,373
Bally's Corp.(1)(2)	3,020	58,528
Biglari Holdings, Inc., Class B(1)	80	11,104
BJ's Restaurants, Inc.(1)	1,896	50,016
Bloomin' Brands, Inc.	6,621	133,215
Bluegreen Vacations Holding Corp.	1,107	27,631
Bowlero Corp.(1)	2,917	39,321
Brinker International, Inc.(1)	3,483	111,143
Century Casinos, Inc.(1)	1,662	11,684
Cheesecake Factory, Inc. (The)(2)	3,773	119,642
Chuy's Holdings, Inc.(1)	1,681	47,572
Cracker Barrel Old Country Store, Inc.(2)	1,740	164,848
Dave & Buster's Entertainment, Inc.(1)	3,314	117,448
Denny's Corp.(1)	4,997	46,022
Dine Brands Global, Inc.	1,184	76,486
El Pollo Loco Holdings, Inc.	1,580	15,737
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Everi Holdings, Inc.(1)	6,554	$ 94,050
F45 Training Holdings, Inc.(1)(2)	2,461	7,014
First Watch Restaurant Group, Inc.(1)	848	11,473
Full House Resorts, Inc.(1)	2,565	19,289
Golden Entertainment, Inc.(1)	1,551	58,007
Hilton Grand Vacations, Inc.(1)	6,710	258,603
Inspirato, Inc.(1)	770	916
Inspired Entertainment, Inc.(1)	1,661	21,045
International Game Technology PLC	7,729	175,294
Jack in the Box, Inc.	1,673	114,149
Krispy Kreme, Inc.(2)	5,387	55,594
Kura Sushi USA, Inc., Class A(1)	280	13,350
Life Time Group Holdings, Inc.(1)(2)	3,007	35,964
Light & Wonder, Inc., Class A(1)	7,559	442,957
Lindblad Expeditions Holdings, Inc.(1)	2,177	16,763
Monarch Casino & Resort, Inc.(1)	1,097	84,348
NeoGames S.A.(1)(2)	799	9,740
Noodles & Co.(1)	3,189	17,508
ONE Group Hospitality, Inc. (The)(1)	1,532	9,652
Papa John's International, Inc.	2,610	214,829
Portillo's, Inc., Class A(1)	1,818	29,670
RCI Hospitality Holdings, Inc.	655	61,039
Red Rock Resorts, Inc., Class A	3,918	156,759
Rush Street Interactive, Inc.(1)(2)	4,103	14,730
Ruth's Hospitality Group, Inc.	2,742	42,446
SeaWorld Entertainment, Inc.(1)	3,250	173,908
Shake Shack, Inc., Class A(1)	2,959	122,887
Sonder Holdings, Inc.(1)	14,848	18,412
Sweetgreen, Inc.(1)(2)	6,871	58,884
Target Hospitality Corp.(1)(2)	2,292	34,701
Texas Roadhouse, Inc.	5,251	477,578
Vacasa, Inc., Class A(1)(2)	8,768	11,048
Wingstop, Inc.	2,399	330,150
Xponential Fitness, Inc., Class A(1)	1,360	31,185
		$ 4,288,712
Household Durables — 1.5%
Aterian, Inc.(1)	4,551	$ 3,506
Beazer Homes USA, Inc.(1)	2,263	28,876
Cavco Industries, Inc.(1)	708	160,185
Century Communities, Inc.	2,218	110,922
Dream Finders Homes, Inc., Class A(1)	1,572	13,613
Ethan Allen Interiors, Inc.	1,924	50,832
GoPro, Inc., Class A(1)	10,449	52,036
Green Brick Partners, Inc.(1)	2,170	52,579
Helen of Troy, Ltd.(1)	1,864	206,736
Hovnanian Enterprises, Inc., Class A(1)	401	16,874

19
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Household Durables (continued)
Installed Building Products, Inc.	1,819	$ 155,706
iRobot Corp.(1)	2,038	98,089
KB Home	6,143	195,655
Landsea Homes Corp.(1)	471	2,454
La-Z-Boy, Inc.	3,224	73,572
Legacy Housing Corp.(1)	380	7,205
LGI Homes, Inc.(1)	1,565	144,919
Lifetime Brands, Inc.	858	6,512
Lovesac Co. (The)(1)	1,001	22,032
M / I Homes, Inc.(1)	2,083	96,193
MDC Holdings, Inc.	4,484	141,694
Meritage Homes Corp.(1)	2,848	262,586
Purple Innovation, Inc.(1)(2)	4,415	21,148
Skyline Champion Corp.(1)	4,269	219,896
Snap One Holdings Corp.(1)(2)	1,018	7,543
Sonos, Inc.(1)	9,948	168,121
Taylor Morrison Home Corp.(1)	8,374	254,151
Traeger, Inc.(1)(2)	1,729	4,876
TRI Pointe Homes, Inc.(1)	7,701	143,162
Tupperware Brands Corp.(1)	4,044	16,742
Universal Electronics, Inc.(1)	1,001	20,831
Vizio Holding Corp., Class A(1)	5,089	37,709
Vuzix Corp.(1)	4,601	16,748
Weber, Inc., Class A	1,304	10,497
		$ 2,824,200
Household Products — 0.3%
Central Garden & Pet Co.(1)	789	$ 29,548
Central Garden & Pet Co., Class A(1)	3,253	116,457
Energizer Holdings, Inc.	5,336	179,023
WD-40 Co.(2)	1,093	176,203
		$ 501,231
Independent Power and Renewable Electricity Producers — 0.4%
Altus Power, Inc.(1)	3,142	$ 20,486
Clearway Energy, Inc., Class A	2,672	79,946
Clearway Energy, Inc., Class C	6,432	204,988
Montauk Renewables, Inc.(1)(2)	4,830	53,275
Ormat Technologies, Inc.(2)	3,933	340,125
Sunnova Energy International, Inc.(1)(2)	7,785	140,208
		$ 839,028
Industrial Conglomerates — 0.0%(3)
Brookfield Business Corp., Class A	1,948	$ 36,603
		$ 36,603
Security	Shares	Value
Insurance — 1.9%
Ambac Financial Group, Inc.(1)	3,798	$ 66,237
American Equity Investment Life Holding Co.	5,595	255,244
AMERISAFE, Inc.	1,433	74,473
Argo Group International Holdings, Ltd.	2,431	62,841
Bright Health Group, Inc.(1)	14,478	9,409
BRP Group, Inc., Class A(1)	4,674	117,504
CNO Financial Group, Inc.	9,084	207,569
Crawford & Co., Class A	1,459	8,112
Donegal Group, Inc., Class A	916	13,007
eHealth, Inc.(1)	1,915	9,269
Employers Holdings, Inc.	2,071	89,322
Enstar Group, Ltd.(1)	868	200,543
Genworth Financial, Inc., Class A(1)	39,760	210,330
Goosehead Insurance, Inc., Class A(1)	1,389	47,698
Greenlight Capital Re, Ltd., Class A(1)	2,647	21,573
HCI Group, Inc.(2)	444	17,578
Hippo Holdings, Inc.(1)(2)	1,244	16,918
Horace Mann Educators Corp.	3,199	119,547
Investors Title Co.	111	16,378
James River Group Holdings, Ltd.	2,807	58,694
Kinsale Capital Group, Inc.	1,697	443,800
Lemonade, Inc.(1)(2)	3,520	48,154
MBIA, Inc.(1)	3,800	48,830
Mercury General Corp.	2,007	68,639
National Western Life Group, Inc., Class A	193	54,233
NI Holdings, Inc.(1)	903	11,983
Oscar Health, Inc.(1)	8,860	21,796
Palomar Holdings, Inc.(1)	1,927	87,023
ProAssurance Corp.	4,215	73,636
RLI Corp.	3,062	401,949
Root, Inc.(1)(2)	581	2,609
Safety Insurance Group, Inc.	1,067	89,905
Selective Insurance Group, Inc.	4,680	414,695
Selectquote, Inc.(1)	10,628	7,141
SiriusPoint, Ltd.(1)	7,085	41,802
Stewart Information Services Corp.	2,046	87,426
Tiptree, Inc.	2,311	31,984
Trean Insurance Group, Inc.(1)	1,026	6,156
Trupanion, Inc.(1)(2)	2,994	142,305
United Fire Group, Inc.	1,601	43,803
Universal Insurance Holdings, Inc.	2,530	26,793
		$ 3,776,908
Interactive Media & Services — 0.6%
Arena Group Holdings, Inc. (The)(1)	850	$ 9,019
Bumble, Inc.(1)	6,904	145,329

20
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
CarGurus, Inc.(1)	7,736	$ 108,381
Cars.com, Inc.(1)	5,290	72,843
DHI Group, Inc.(1)	3,207	16,965
Eventbrite, Inc., Class A(1)	5,885	34,486
EverQuote, Inc., Class A(1)(2)	1,239	18,263
fuboTV, Inc.(1)	13,361	23,248
Leafly Holdings, Inc.(1)	327	213
MediaAlpha, Inc., Class A(1)	1,490	14,826
Outbrain, Inc.(1)	1,884	6,820
QuinStreet, Inc.(1)	4,141	59,423
Shutterstock, Inc.	1,794	94,580
TrueCar, Inc.(1)	7,838	19,674
Vimeo, Inc.(1)	10,738	36,831
Vinco Ventures, Inc.(1)(2)	13,766	6,388
Wejo Group, Ltd.(1)	1,720	827
Yelp, Inc.(1)	5,158	141,020
Ziff Davis, Inc.(1)	3,582	283,336
ZipRecruiter, Inc.(1)	5,993	98,405
		$ 1,190,877
Internet & Direct Marketing Retail — 0.3%
1-800-Flowers.com, Inc., Class A(1)	2,081	$ 19,894
1stdibs.com, Inc.(1)	1,580	8,026
aka Brands Holding Corp.(1)	737	936
BARK, Inc.(1)	9,359	13,945
Boxed, Inc.(1)	867	169
CarParts.com, Inc.(1)	3,715	23,256
ContextLogic, Inc.(1)(2)	42,685	20,817
Duluth Holdings, Inc., Class B(1)(2)	634	3,918
Groupon, Inc.(1)(2)	2,006	17,211
Lands' End, Inc.(1)	1,134	8,607
Liquidity Services, Inc.(1)	2,122	29,835
Lulu's Fashion Lounge Holdings, Inc.(1)	448	1,124
Overstock.com, Inc.(1)(2)	3,371	65,263
PetMed Express, Inc.	1,778	31,471
Porch Group, Inc.(1)(2)	5,911	11,113
Poshmark, Inc.(1)	3,447	61,632
Quotient Technology, Inc.(1)	7,590	26,034
Qurate Retail, Inc., Series A(1)	26,261	42,805
RealReal, Inc. (The)(1)(2)	6,166	7,708
Rent the Runway, Inc., Class A(1)(2)	3,536	10,785
Revolve Group, Inc.(1)(2)	3,096	68,917
RumbleON, Inc.(1)(2)	776	5,021
Stitch Fix, Inc., Class A(1)	6,294	19,574
ThredUp, Inc.(1)(2)	4,403	5,768
Vivid Seats, Inc.(1)(2)	1,855	13,542
Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Xometry, Inc., Class A(1)	2,534	$ 81,671
		$ 599,042
IT Services — 1.8%
AvidXchange Holdings, Inc.(1)	10,995	$ 109,290
BigCommerce Holdings, Inc., Series 1(1)	4,810	42,039
Brightcove, Inc.(1)	3,175	16,605
Cantaloupe, Inc.(1)	4,569	19,875
Cass Information Systems, Inc.	1,039	47,607
Cerberus Cyber Sentinel Corp.(1)	3,426	8,736
Conduent, Inc.(1)	13,421	54,355
CSG Systems International, Inc.	2,496	142,771
Cyxtera Technologies, Inc.(1)	3,193	6,131
DigitalOcean Holdings, Inc.(1)	5,469	139,295
Edgio, Inc.(1)	10,253	11,586
EVERTEC, Inc.	4,907	158,889
Evo Payments, Inc., Class A(1)	3,785	128,084
ExlService Holdings, Inc.(1)	2,536	429,674
Fastly, Inc., Class A(1)	8,369	68,542
Flywire Corp.(1)	4,360	106,689
Grid Dynamics Holdings, Inc.(1)	4,292	48,156
Hackett Group, Inc. (The)	1,931	39,334
I3 Verticals, Inc., Class A(1)	1,552	37,776
IBEX Holdings, Ltd.(1)	410	10,189
Information Services Group, Inc.	2,665	12,259
International Money Express, Inc.(1)	2,539	61,875
Marqeta, Inc., Class A(1)	34,042	207,997
MAXIMUS, Inc.	4,847	355,431
MoneyGram International, Inc.(1)	6,865	74,760
Paya Holdings, Inc.(1)	6,446	50,730
Payoneer Global, Inc.(1)(2)	16,238	88,822
Paysafe, Ltd.(1)(2)	2,114	29,363
Perficient, Inc.(1)	2,734	190,915
PFSweb, Inc.	1,239	7,620
Priority Technology Holdings, Inc.(1)	578	3,040
Rackspace Technology, Inc.(1)	4,217	12,440
Remitly Global, Inc.(1)	7,736	88,577
Repay Holdings Corp.(1)	6,641	53,460
Sabre Corp.(1)(2)	26,098	161,286
Squarespace, Inc.(1)	2,350	52,100
StoneCo, Ltd., Class A(1)	21,733	205,160
TTEC Holdings, Inc.	1,476	65,136
Tucows, Inc., Class A(1)(2)	790	26,797
Unisys Corp.(1)	5,033	25,719
Verra Mobility Corp.(1)	10,961	151,591
		$ 3,550,701

21
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Leisure Products — 0.4%
Acushnet Holdings Corp.	2,628	$ 111,585
AMMO, Inc.(1)(2)	6,601	11,420
Clarus Corp.(2)	2,191	17,177
Johnson Outdoors, Inc., Class A	405	26,779
Latham Group, Inc.(1)	3,322	10,697
Malibu Boats, Inc., Class A(1)	1,589	84,694
Marine Products Corp.	813	9,569
MasterCraft Boat Holdings, Inc.(1)	1,615	41,780
Smith + Wesson Brands, Inc.	3,675	31,899
Solo Brands, Inc., Class A(1)	906	3,370
Sturm Ruger & Co., Inc.	1,347	68,185
Topgolf Callaway Brands Corp.(1)	10,970	216,657
Vista Outdoor, Inc.(1)	4,408	107,423
		$ 741,235
Life Sciences Tools & Services — 0.7%
AbCellera Biologics, Inc.(1)	16,571	$ 167,864
Adaptive Biotechnologies Corp.(1)	8,362	63,886
Akoya Biosciences, Inc.(1)(2)	1,199	11,474
Alpha Teknova, Inc.(1)	534	3,012
Berkeley Lights, Inc.(1)	3,760	10,077
BioLife Solutions, Inc.(1)	2,528	46,010
Bionano Genomics, Inc.(1)(2)	22,055	32,200
Codexis, Inc.(1)	4,645	21,646
CryoPort, Inc.(1)	3,246	56,318
Cytek Biosciences, Inc.(1)	8,564	87,438
Inotiv, Inc.(1)(2)	1,365	6,743
MaxCyte, Inc.(1)(2)	7,417	40,497
Medpace Holdings, Inc.(1)	1,990	422,696
NanoString Technologies, Inc.(1)	3,557	28,349
Nautilus Biotechnology, Inc.(1)	3,575	6,435
NeoGenomics, Inc.(1)	9,869	91,190
OmniAb, Inc.(1)	5,973	21,503
OmniAb, Inc. (earnout shares)(1)(4)	462	0
OmniAb, Inc. (earnout shares)(1)(4)	462	0
Pacific Biosciences of California, Inc.(1)(2)	18,075	147,853
Quanterix Corp.(1)	2,420	33,517
Quantum-Si, Inc.(1)	6,850	12,535
Science 37 Holdings, Inc.(1)	4,669	1,939
Seer, Inc.(1)	3,915	22,707
Singular Genomics Systems, Inc.(1)(2)	3,653	7,343
SomaLogic, Inc.(1)(2)	11,224	28,172
		$ 1,371,404
Machinery — 3.6%
3D Systems Corp.(1)(2)	9,520	$ 70,448
Security	Shares	Value
Machinery (continued)
Alamo Group, Inc.	804	$ 113,846
Albany International Corp., Class A	2,495	245,982
Altra Industrial Motion Corp.	5,081	303,590
Astec Industries, Inc.	1,870	76,034
Barnes Group, Inc.	3,822	156,129
Berkshire Grey, Inc.(1)(2)	3,661	2,211
Blue Bird Corp.(1)	1,311	14,041
Chart Industries, Inc.(1)(2)	3,415	393,510
CIRCOR International, Inc.(1)	1,669	39,989
Columbus McKinnon Corp.	2,183	70,882
Desktop Metal, Inc., Class A(1)(2)	19,831	26,970
Douglas Dynamics, Inc.	1,737	62,810
Energy Recovery, Inc.(1)	4,185	85,751
Enerpac Tool Group Corp.	4,678	119,055
EnPro Industries, Inc.	1,619	175,969
ESCO Technologies, Inc.	2,062	180,507
Evoqua Water Technologies Corp.(1)	9,415	372,834
Fathom Digital Manufacturing Corp.(1)(2)	757	999
Federal Signal Corp.	4,620	214,691
Franklin Electric Co., Inc.	3,689	294,198
Gorman-Rupp Co. (The)	1,774	45,450
Greenbrier Cos., Inc. (The)	2,388	80,070
Helios Technologies, Inc.	2,542	138,386
Hillenbrand, Inc.	5,545	236,605
Hillman Solutions Corp.(1)	10,095	72,785
Hydrofarm Holdings Group, Inc.(1)(2)	2,984	4,625
Hyliion Holdings Corp.(1)(2)	9,193	21,512
Hyster-Yale Materials Handling, Inc.	806	20,400
Hyzon Motors, Inc.(1)	6,585	10,207
John Bean Technologies Corp.	2,480	226,498
Kadant, Inc.	883	156,847
Kennametal, Inc.	6,410	154,225
Lightning eMotors, Inc.(1)	2,936	1,076
Lindsay Corp.	855	139,237
Luxfer Holdings PLC	2,400	32,928
Manitowoc Co., Inc. (The)(1)	2,727	24,979
Markforged Holding Corp.(1)(2)	8,259	9,580
Microvast Holdings, Inc.(1)(2)	12,790	19,569
Miller Industries, Inc.	1,050	27,993
Mueller Industries, Inc.	4,478	264,202
Mueller Water Products, Inc., Class A	12,351	132,897
Nikola Corp.(1)(2)	24,901	53,786
Omega Flex, Inc.(2)	248	23,143
Proterra, Inc.(1)(2)	16,583	62,518
Proto Labs, Inc.(1)	2,175	55,528
RBC Bearings, Inc.(1)	2,236	468,107
REV Group, Inc.	2,574	32,484

22
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Sarcos Technology and Robotics Corp.(1)	5,691	$ 3,194
Shyft Group, Inc. (The)	2,714	67,470
SPX Technologies, Inc.(1)	3,504	230,038
Standex International Corp.	895	91,657
Tennant Co.	1,415	87,121
Terex Corp.	5,151	220,051
Titan International, Inc.(1)	3,959	60,652
Trinity Industries, Inc.	6,442	190,490
Velo3D, Inc.(1)	4,228	7,568
Wabash National Corp.	3,910	88,366
Watts Water Technologies, Inc., Class A	2,146	313,810
Xos, Inc.(1)	4,104	1,818
		$ 6,898,318
Marine — 0.2%
Costamare, Inc.	4,298	$ 39,885
Eagle Bulk Shipping, Inc.	1,007	50,290
Eneti, Inc.	1,717	17,256
Genco Shipping & Trading, Ltd.	2,519	38,692
Golden Ocean Group, Ltd.	9,208	80,017
Matson, Inc.	3,007	187,968
Safe Bulkers, Inc.	4,225	12,295
		$ 426,403
Media — 0.8%
AdTheorent Holding Co., Inc.(1)	1,203	$ 1,997
Advantage Solutions, Inc.(1)	5,990	12,459
AMC Networks, Inc., Class A(1)	2,381	37,310
Audacy, Inc.(1)(2)	10,833	2,439
Boston Omaha Corp., Class A(1)	1,693	44,864
Cardlytics, Inc.(1)(2)	2,507	14,490
Clear Channel Outdoor Holdings, Inc.(1)	28,478	29,902
Cumulus Media, Inc., Class A(1)	1,386	8,607
Daily Journal Corp.(1)	88	22,045
Entravision Communications Corp., Class A	5,618	26,966
EW Scripps Co. (The), Class A(1)	4,675	61,663
Gambling.com Group, Ltd.(1)	651	5,957
Gannett Co., Inc.(1)	10,067	20,436
Gray Television, Inc.	6,701	74,984
iHeartMedia, Inc., Class A(1)	8,782	53,834
Innovid Corp.(1)(2)	5,996	10,253
Integral Ad Science Holding Corp.(1)	2,499	21,966
John Wiley & Sons, Inc., Class A	3,384	135,563
Loyalty Ventures, Inc.(1)(2)	1,504	3,625
Magnite, Inc.(1)	9,955	105,423
PubMatic, Inc.(1)(2)	3,130	40,095
Security	Shares	Value
Media (continued)
Scholastic Corp.	2,334	$ 92,100
Sinclair Broadcast Group, Inc., Class A	3,125	48,469
Stagwell, Inc.(1)(2)	6,124	38,030
TechTarget, Inc.(1)	2,150	94,729
TEGNA, Inc.	17,472	370,232
Thryv Holdings, Inc.(1)	1,906	36,214
Urban One, Inc., Class A(1)	621	2,826
Urban One, Inc., Class D(1)	900	3,384
WideOpenWest, Inc.(1)	4,110	37,442
		$ 1,458,304
Metals & Mining — 1.5%
5E Advanced Materials, Inc.(1)(2)	2,423	$ 19,093
Alpha Metallurgical Resources, Inc.	1,220	178,596
Arconic Corp.(1)	8,259	174,760
ATI, Inc.(1)	9,733	290,627
Carpenter Technology Corp.	3,863	142,699
Century Aluminum Co.(1)	4,012	32,818
Coeur Mining, Inc.(1)	21,506	72,260
Commercial Metals Co.	9,165	442,670
Compass Minerals International, Inc.	2,622	107,502
Constellium SE(1)	9,626	113,876
Dakota Gold, Corp.(1)	3,810	11,621
Ferroglobe Representation & Warranty Insurance Trust(5)	5,015	0
Haynes International, Inc.	1,062	48,523
Hecla Mining Co.	44,277	246,180
Hycroft Mining Holding Corp.(1)(2)	11,322	6,024
Ivanhoe Electric, Inc./US(1)	1,137	13,815
Kaiser Aluminum Corp.	1,239	94,114
Materion Corp.	1,598	139,841
Novagold Resources, Inc.(1)	19,333	115,611
Olympic Steel, Inc.	846	28,409
Piedmont Lithium, Inc.(1)(2)	1,302	57,314
PolyMet Mining Corp.(1)	2,264	6,000
Ramaco Resources, Inc.	1,681	14,776
Ryerson Holding Corp.	1,499	45,360
Schnitzer Steel Industries, Inc., Class A	2,033	62,312
SunCoke Energy, Inc.	6,534	56,388
TimkenSteel Corp.(1)	3,716	67,520
Warrior Met Coal, Inc.	3,946	136,689
Worthington Industries, Inc.	2,386	118,608
		$ 2,844,006
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
AFC Gamma, Inc.(2)	969	$ 15,242
Angel Oak Mortgage, Inc.(2)	557	2,635

23
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Apollo Commercial Real Estate Finance, Inc.	11,004	$ 118,403
Arbor Realty Trust, Inc.(2)	12,950	170,810
Ares Commercial Real Estate Corp.(2)	4,025	41,417
ARMOUR Residential REIT, Inc.(2)	10,528	59,273
Blackstone Mortgage Trust, Inc., Class A(2)	13,353	282,683
BrightSpire Capital, Inc.	6,877	42,844
Broadmark Realty Capital, Inc.(2)	10,466	37,259
Chicago Atlantic Real Estate Finance, Inc.	450	6,782
Chimera Investment Corp.(2)	18,054	99,297
Claros Mortgage Trust, Inc.(2)	6,900	101,499
Dynex Capital, Inc.(2)	3,433	43,668
Ellington Financial, Inc.(2)	4,162	51,484
Franklin BSP Realty Trust, Inc.(2)	6,315	81,463
Granite Point Mortgage Trust, Inc.	4,738	25,396
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(2)	6,971	202,020
Invesco Mortgage Capital, Inc.(2)	2,236	28,464
KKR Real Estate Finance Trust, Inc.(2)	4,478	62,513
Ladder Capital Corp.	9,254	92,910
MFA Financial, Inc.	7,699	75,835
New York Mortgage Trust, Inc.(2)	29,773	76,219
Nexpoint Real Estate Finance, Inc.	588	9,343
Orchid Island Capital, Inc.(2)	2,668	28,014
PennyMac Mortgage Investment Trust(2)	6,900	85,491
Ready Capital Corp.(2)	5,615	62,551
Redwood Trust, Inc.(2)	9,115	61,617
TPG RE Finance Trust, Inc.	5,301	35,994
Two Harbors Investment Corp.(2)	6,648	104,839
		$ 2,105,965
Multiline Retail — 0.1%
Big Lots, Inc.(2)	2,101	$ 30,885
Dillard's, Inc., Class A(2)	323	104,393
Franchise Group, Inc.(2)	2,222	52,928
		$ 188,206
Multi-Utilities — 0.5%
Avista Corp.	5,905	$ 261,828
Black Hills Corp.	5,098	358,593
NorthWestern Corp.	4,643	275,515
Unitil Corp.	1,244	63,892
		$ 959,828
Oil, Gas & Consumable Fuels — 4.2%
Aemetis, Inc.(1)(2)	1,820	$ 7,207
Alto Ingredients, Inc.(1)	5,608	16,151
Amplify Energy Corp.(1)	2,675	23,513
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Arch Resources, Inc.	1,159	$ 165,494
Ardmore Shipping Corp.(1)	3,272	47,150
Battalion Oil Corp.(1)	188	1,825
Berry Corp.	5,491	43,928
California Resources Corp.	5,869	255,360
Callon Petroleum Co.(1)	3,939	146,097
Centrus Energy Corp., Class A(1)(2)	741	24,068
Chord Energy, Corp.	3,255	445,317
Civitas Resources, Inc.	5,783	335,009
Clean Energy Fuels Corp.(1)	12,133	63,092
CNX Resources Corp.(1)	13,958	235,053
Comstock Resources, Inc.	7,181	98,451
CONSOL Energy, Inc.	2,677	174,005
Crescent Energy Co., Class A(2)	3,134	37,577
CVR Energy, Inc.	2,315	72,552
Delek US Holdings, Inc.	5,349	144,423
Denbury, Inc.(1)	3,930	341,989
DHT Holdings, Inc.	11,353	100,815
Dorian LPG, Ltd.	2,343	44,400
Earthstone Energy, Inc., Class A(1)	3,243	46,148
Empire Petroleum Corp.(1)(2)	508	6,248
Energy Fuels, Inc.(1)	11,554	71,750
Equitrans Midstream Corp.	32,071	214,876
Excelerate Energy, Inc., Class A	1,391	34,845
FLEX LNG, Ltd.	2,139	69,924
Frontline, Ltd. / Bermuda(2)	9,366	113,703
Gevo, Inc.(1)(2)	15,305	29,079
Golar LNG, Ltd.(1)	7,912	180,314
Green Plains, Inc.(1)	4,307	131,363
Gulfport Energy Corp.(1)	893	65,760
HighPeak Energy, Inc.(2)	391	8,942
International Seaways, Inc.	3,696	136,826
Kinetik Holdings, Inc., Class A	1,242	41,085
Kosmos Energy, Ltd.(1)	34,681	220,571
Laredo Petroleum, Inc.(1)	1,280	65,818
Magnolia Oil & Gas Corp., Class A	13,958	327,315
Matador Resources Co.	8,824	505,086
Murphy Oil Corp.	11,551	496,808
NACCO Industries, Inc., Class A	304	11,552
NextDecade Corp.(1)	2,319	11,456
Nordic American Tankers, Ltd.(2)	15,546	47,571
Northern Oil and Gas, Inc.(2)	5,249	161,774
Par Pacific Holdings, Inc.(1)	3,668	85,281
PBF Energy, Inc., Class A	7,856	320,368
Peabody Energy Corp.(1)	9,422	248,929
Permian Resources Corp.	16,637	156,388
Ranger Oil Corp.	1,641	66,346

24
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp.(1)	1,323	$ 42,151
Riley Exploration Permian, Inc.	821	24,162
Ring Energy, Inc.(1)	6,484	15,951
SandRidge Energy, Inc.(1)	2,384	40,600
Scorpio Tankers, Inc.	3,824	205,616
SFL Corp., Ltd.	8,615	79,430
SilverBow Resources, Inc.(1)(2)	880	24,886
Sitio Royalties Corp., Class A(2)	5,598	161,510
SM Energy Co.	9,498	330,815
Talos Energy, Inc.(1)	4,961	93,664
Teekay Corp.(1)	5,446	24,725
Teekay Tankers, Ltd., Class A(1)	1,870	57,615
Tellurian, Inc.(1)(2)	38,270	64,294
Uranium Energy Corp.(1)(2)	28,242	109,579
Ur-Energy, Inc.(1)(2)	14,187	16,315
VAALCO Energy, Inc.(2)	8,034	36,635
Vertex Energy, Inc.(1)(2)	4,056	25,147
W&T Offshore, Inc.(1)	7,303	40,751
World Fuel Services Corp.	4,892	133,698
		$ 8,227,146
Paper & Forest Products — 0.1%
Clearwater Paper Corp.(1)	1,270	$ 48,019
Glatfelter Corp.	3,755	10,439
Resolute Forest Products, Inc.(1)	3,447	74,421
Sylvamo Corp.	2,841	138,044
		$ 270,923
Personal Products — 0.7%
Beauty Health Co. (The)(1)(2)	7,481	$ 68,077
BellRing Brands, Inc.(1)	10,554	270,605
Edgewell Personal Care Co.	3,984	153,543
elf Beauty, Inc.(1)	3,854	213,126
Herbalife Nutrition, Ltd.(1)	7,430	110,558
Honest Co. Inc. (The)(1)(2)	6,574	19,788
Inter Parfums, Inc.	1,382	133,391
Medifast, Inc.	852	98,278
Nature's Sunshine Products, Inc.(1)	1,018	8,470
Nu Skin Enterprises, Inc., Class A	3,897	164,298
Thorne HealthTech, Inc.(1)	519	1,884
USANA Health Sciences, Inc.(1)	927	49,316
Veru, Inc.(1)	5,029	26,553
		$ 1,317,887
Pharmaceuticals — 1.6%
Aclaris Therapeutics, Inc.(1)	5,169	$ 81,412
Security	Shares	Value
Pharmaceuticals (continued)
Amneal Pharmaceuticals, Inc.(1)	8,537	$ 16,989
Amphastar Pharmaceuticals, Inc.(1)	3,073	86,105
Amylyx Pharmaceuticals, Inc.(1)	4,035	149,093
AN2 Therapeutics, Inc.(1)	348	3,316
ANI Pharmaceuticals, Inc.(1)	1,020	41,035
Arvinas, Inc.(1)	3,892	133,145
Atea Pharmaceuticals, Inc.(1)	5,064	24,358
Athira Pharma, Inc.(1)(2)	2,529	8,017
Axsome Therapeutics, Inc.(1)(2)	2,564	197,761
Cara Therapeutics, Inc.(1)	3,311	35,560
Cassava Sciences, Inc.(1)(2)	3,000	88,620
CinCor Pharma, Inc.(1)	1,571	19,308
Collegium Pharmaceutical, Inc.(1)	2,817	65,354
Corcept Therapeutics, Inc.(1)	6,913	140,403
DICE Therapeutics, Inc.(1)	2,832	88,358
Edgewise Therapeutics, Inc.(1)	2,990	26,731
Esperion Therapeutics, Inc.(1)	4,480	27,910
Evolus, Inc.(1)(2)	2,529	18,993
EyePoint Pharmaceuticals, Inc.(1)(2)	1,657	5,800
Fulcrum Therapeutics, Inc.(1)(2)	3,342	24,330
Harmony Biosciences Holdings, Inc.(1)	1,967	108,382
Innoviva, Inc.(1)	4,746	62,885
Intra-Cellular Therapies, Inc.(1)	7,183	380,124
Ligand Pharmaceuticals, Inc.(1)	1,219	81,429
Liquidia Corp.(1)(2)	3,579	22,798
Nektar Therapeutics(1)(2)	13,610	30,759
NGM Biopharmaceuticals, Inc.(1)	3,117	15,647
Nuvation Bio, Inc.(1)	8,729	16,760
Ocular Therapeutix, Inc.(1)(2)	5,745	16,143
Pacira BioSciences, Inc.(1)	3,468	133,900
Phathom Pharmaceuticals, Inc.(1)(2)	1,588	17,817
Phibro Animal Health Corp., Class A	1,619	21,711
Prestige Consumer Healthcare, Inc.(1)	3,986	249,524
Provention Bio, Inc.(1)	5,048	53,357
Reata Pharmaceuticals, Inc., Class A(1)(2)	2,153	81,792
Relmada Therapeutics, Inc.(1)(2)	1,926	6,722
Revance Therapeutics, Inc.(1)	6,461	119,270
SIGA Technologies, Inc.	3,774	27,777
Supernus Pharmaceuticals, Inc.(1)	3,766	134,333
Tarsus Pharmaceuticals, Inc.(1)	1,360	19,938
Theravance Biopharma, Inc.(1)(2)	4,637	52,027
Theseus Pharmaceuticals, Inc.(1)	889	4,427
Third Harmonic Bio, Inc.(1)(2)	1,010	4,343
Tricida, Inc.(1)	2,497	382
Ventyx Biosciences, Inc.(1)	1,995	65,416

25
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Xeris Biopharma Holdings, Inc.(1)	9,930	$ 13,207
		$ 3,023,468
Professional Services — 1.6%
Alight, Inc., Class A(1)	26,623	$ 222,568
ASGN, Inc.(1)	3,927	319,972
Atlas Technical Consultants, Inc.(1)	1,056	5,438
Barrett Business Services, Inc.	606	56,528
CBIZ, Inc.(1)	3,836	179,717
CRA International, Inc.	558	68,316
Exponent, Inc.	3,987	395,072
First Advantage Corp.(1)	4,254	55,302
Forrester Research, Inc.(1)	966	34,544
Franklin Covey Co.(1)	1,007	47,097
Heidrick & Struggles International, Inc.	1,525	42,654
HireRight Holdings Corp.(1)	1,733	20,553
Huron Consulting Group, Inc.(1)	1,577	114,490
ICF International, Inc.	1,477	146,297
Insperity, Inc.	2,845	323,192
Kelly Services, Inc., Class A	2,680	45,292
Kforce, Inc.	1,567	85,919
Korn Ferry	4,165	210,832
Legalzoom.com, Inc.(1)	7,347	56,866
NV5 Global, Inc.(1)	1,082	143,170
Planet Labs PBC(1)(2)	11,662	50,730
Red Violet, Inc.(1)(2)	711	16,367
Resources Connection, Inc.	2,400	44,112
Skillsoft Corp.(1)(2)	6,088	7,915
Spire Global, Inc.(1)	9,381	9,006
Sterling Check Corp.(1)	1,796	27,784
TriNet Group, Inc.(1)	2,936	199,061
TrueBlue, Inc.(1)	2,493	48,813
Upwork, Inc.(1)	9,146	95,484
Willdan Group, Inc.(1)	898	16,029
		$ 3,089,120
Real Estate Management & Development — 0.6%
American Realty Investors, Inc.(1)	112	$ 2,873
Anywhere Real Estate, Inc.(1)	9,326	59,593
Compass, Inc.(1)(2)	19,550	45,552
Cushman & Wakefield PLC(1)(2)	12,723	158,529
DigitalBridge Group, Inc.	12,709	139,036
Doma Holdings, Inc.(1)(2)	10,271	4,652
Douglas Elliman, Inc.	5,632	22,922
eXp World Holdings, Inc.(2)	4,867	53,926
Forestar Group, Inc.(1)	1,430	22,036
Security	Shares	Value
Real Estate Management & Development (continued)
FRP Holdings, Inc.(1)	588	$ 31,670
Kennedy-Wilson Holdings, Inc.	9,451	148,664
Marcus & Millichap, Inc.	1,962	67,591
Newmark Group, Inc., Class A	11,087	88,363
Offerpad Solutions, Inc.(1)(2)	5,120	2,358
RE / MAX Holdings, Inc., Class A	1,564	29,153
Redfin Corp.(1)(2)	7,977	33,823
RMR Group, Inc. (The), Class A	1,361	38,448
St. Joe Co. (The)	2,613	100,992
Stratus Properties, Inc.	442	8,526
Tejon Ranch Co.(1)	1,572	29,617
Transcontinental Realty Investors, Inc.(1)	94	4,153
		$ 1,092,477
Road & Rail — 0.5%
ArcBest Corp.	1,857	$ 130,064
Bird Global, Inc.(1)(2)	12,857	2,317
Covenant Logistics Group, Inc.	905	31,286
Daseke, Inc.(1)	3,140	17,867
Heartland Express, Inc.	3,887	59,626
Marten Transport, Ltd.	4,424	87,507
PAM Transportation Services, Inc.(1)	502	13,002
Saia, Inc.(1)	2,126	445,780
TuSimple Holdings, Inc.(1)	10,494	17,210
Universal Truckload Services, Inc.	475	15,884
Werner Enterprises, Inc.	4,874	196,227
		$ 1,016,770
Semiconductors & Semiconductor Equipment — 2.4%
ACM Research, Inc., Class A(1)	3,596	$ 27,725
Alpha & Omega Semiconductor, Ltd.(1)	1,700	48,569
Ambarella, Inc.(1)	2,915	239,700
Amkor Technology, Inc.	8,122	194,766
Atomera, Inc.(1)(2)	1,466	9,118
Axcelis Technologies, Inc.(1)	2,553	202,606
AXT, Inc.(1)	3,267	14,309
CEVA, Inc.(1)	1,882	48,142
Cohu, Inc.(1)	3,598	115,316
Credo Technology Group Holding, Ltd.(1)(2)	7,559	100,610
Diodes, Inc.(1)	3,491	265,805
FormFactor, Inc.(1)	5,853	130,112
Ichor Holdings, Ltd.(1)	2,200	59,004
Impinj, Inc.(1)	1,717	187,462
indie Semiconductor, Inc.(1)	7,484	43,632
Kulicke & Soffa Industries, Inc.	4,568	202,180
MACOM Technology Solutions Holdings, Inc.(1)	4,045	254,754

26
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
MaxLinear, Inc.(1)	5,704	$ 193,651
Onto Innovation, Inc.(1)	3,888	264,734
PDF Solutions, Inc.(1)	2,532	72,213
Photronics, Inc.(1)	4,620	77,755
Power Integrations, Inc.	4,539	325,537
Rambus, Inc.(1)	8,554	306,404
Rigetti Computing, Inc.(1)(2)	2,404	1,753
Rockley Photonics Holdings, Ltd.(1)(2)	7,645	1,071
Semtech Corp.(1)	5,065	145,315
Silicon Laboratories, Inc.(1)	2,623	355,862
SiTime Corp.(1)	1,297	131,801
SkyWater Technology, Inc.(1)	616	4,380
SMART Global Holdings, Inc.(1)	3,784	56,306
Synaptics, Inc.(1)	3,111	296,043
Transphorm, Inc.(1)	1,608	8,748
Ultra Clean Holdings, Inc.(1)	3,443	114,135
Veeco Instruments, Inc.(1)	4,143	76,977
		$ 4,576,495
Software — 4.2%
8x8, Inc.(1)(2)	8,347	$ 36,059
A10 Networks, Inc.	4,968	82,618
ACI Worldwide, Inc.(1)	8,591	197,593
Adeia, Inc.	8,231	78,030
Agilysys, Inc.(1)	1,551	122,746
Alarm.com Holdings, Inc.(1)	3,708	183,472
Alkami Technology, Inc.(1)(2)	2,812	41,027
Altair Engineering, Inc., Class A(1)	4,159	189,110
American Software, Inc., Class A	2,770	40,664
Amplitude, Inc.(1)(2)	4,194	50,663
Appfolio, Inc., Class A(1)	1,551	163,444
Appian Corp.(1)	3,084	100,415
Applied Digital Corp.(1)	5,205	9,577
Arteris, Inc.(1)	390	1,677
Asana, Inc., Class A(1)	5,706	78,572
Avaya Holdings Corp.(1)	6,471	1,268
AvePoint, Inc.(1)	9,660	39,703
Benefitfocus, Inc.(1)	2,338	24,455
Blackbaud, Inc.(1)	3,717	218,783
Blackline, Inc.(1)	4,331	291,346
Blend Labs, Inc.(1)(2)	13,875	19,980
Box, Inc., Class A(1)	10,964	341,309
C3.ai, Inc.(1)	5,162	57,763
Cerence, Inc.(1)	2,967	54,978
Cipher Mining, Inc.(1)(2)	2,930	1,641
Cleanspark, Inc.(1)	2,567	5,237
Clear Secure, Inc., Class A(2)	4,979	136,574
Security	Shares	Value
Software (continued)
Commvault Systems, Inc.(1)	3,563	$ 223,899
Consensus Cloud Solutions, Inc.(1)	1,504	80,855
Couchbase, Inc.(1)	1,822	24,160
CS Disco, Inc.(1)	1,668	10,542
Cvent Holding Corp.(1)	3,549	19,165
Digimarc Corp.(1)(2)	926	17,122
Digital Turbine, Inc.(1)	7,101	108,219
Domo, Inc., Class B(1)	2,113	30,089
Duck Creek Technologies, Inc.(1)	5,793	69,806
E2open Parent Holdings, Inc.(1)(2)	15,369	90,216
Ebix, Inc.	2,269	45,289
eGain Corp.(1)	1,491	13,464
Enfusion, Inc., Class A(1)	1,682	16,265
EngageSmart, Inc.(1)	2,617	46,059
Envestnet, Inc.(1)	4,399	271,418
Everbridge, Inc.(1)	2,969	87,823
EverCommerce, Inc.(1)	2,327	17,313
ForgeRock, Inc.(1)(2)	3,049	69,426
Greenidge Generation Holdings, Inc.(1)(2)	960	278
Instructure Holdings, Inc.(1)	1,314	30,800
Intapp, Inc.(1)	1,077	26,860
InterDigital, Inc.	2,318	114,695
IronNet, Inc.(1)(2)	4,862	1,118
Kaleyra, Inc.(1)	2,211	1,670
KnowBe4, Inc.(1)	5,829	144,443
Latch, Inc.(1)(2)	5,277	3,746
LivePerson, Inc.(1)(2)	5,071	51,420
LiveRamp Holdings, Inc.(1)	5,104	119,638
LiveVox Holdings, Inc.(1)(2)	1,668	4,954
Marathon Digital Holdings, Inc.(1)(2)	8,700	29,754
Matterport, Inc.(1)	16,419	45,973
MeridianLink, Inc.(1)(2)	1,759	24,151
MicroStrategy, Inc., Class A(1)(2)	729	103,204
Mitek Systems, Inc.(1)	3,089	29,932
Model N, Inc.(1)	2,795	113,365
Momentive Global, Inc.(1)	9,991	69,937
N-able, Inc.(1)	5,114	52,572
NextNav, Inc.(1)(2)	3,659	10,721
Olo, Inc., Class A(1)	6,745	42,156
ON24, Inc.(1)	3,120	26,926
OneSpan, Inc.(1)	2,735	30,605
PagerDuty, Inc.(1)(2)	6,920	183,795
PowerSchool Holdings, Inc., Class A(1)	3,319	76,602
Progress Software Corp.	3,448	173,952
PROS Holdings, Inc.(1)	3,289	79,791
Q2 Holdings, Inc.(1)	4,288	115,219
Qualys, Inc.(1)	3,024	339,383

27
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Rapid7, Inc.(1)	4,726	$ 160,589
Rimini Street, Inc.(1)	3,438	13,099
Riot Blockchain, Inc.(1)(2)	10,594	35,914
Sapiens International Corp. NV	2,300	42,504
SecureWorks Corp., Class A(1)	472	3,016
ShotSpotter, Inc.(1)	604	20,433
SolarWinds Corp.(1)	3,622	33,902
Sprout Social, Inc., Class A(1)	3,603	203,425
SPS Commerce, Inc.(1)	2,844	365,255
Sumo Logic, Inc.(1)	8,891	72,017
Telos Corp.(1)	4,086	20,798
Tenable Holdings, Inc.(1)	8,951	341,481
Terawulf, Inc.(1)(2)	1,603	1,067
Upland Software, Inc.(1)	2,219	15,821
UserTesting, Inc.(1)(2)	3,548	26,645
Varonis Systems, Inc.(1)	8,719	208,733
Verint Systems, Inc.(1)	5,092	184,738
Veritone, Inc.(1)	2,028	10,748
Viant Technology, Inc., Class A(1)	874	3,513
Weave Communications, Inc.(1)	2,450	11,221
WM Technology, Inc.(1)(2)	5,383	5,437
Workiva, Inc.(1)	3,738	313,880
Xperi, Inc.	3,292	28,344
Yext, Inc.(1)	8,933	58,332
Zeta Global Holdings Corp.(1)(2)	8,568	70,001
Zuora, Inc., Class A(1)	8,630	54,887
		$ 8,163,294
Specialty Retail — 2.3%
Aaron's Co., Inc. (The)	2,660	$ 31,787
Abercrombie & Fitch Co., Class A(1)	3,722	85,271
Academy Sports & Outdoors, Inc.	6,205	326,011
American Eagle Outfitters, Inc.	11,935	166,613
America's Car-Mart, Inc.(1)	476	34,396
Arko Corp.	6,464	55,978
Asbury Automotive Group, Inc.(1)	1,737	311,357
Bed Bath & Beyond, Inc.(1)(2)	5,978	15,005
Big 5 Sporting Goods Corp.	1,632	14,411
Boot Barn Holdings, Inc.(1)	2,323	145,234
Buckle, Inc. (The)	2,282	103,489
Build-A-Bear Workshop, Inc.(1)	1,064	25,366
Caleres, Inc.	2,732	60,869
Camping World Holdings, Inc., Class A	2,887	64,438
Cato Corp. (The), Class A	1,550	14,462
Chico's FAS, Inc.(1)	9,433	46,410
Children's Place, Inc. (The)(1)	1,078	39,261
Citi Trends, Inc.(1)	699	18,510
Security	Shares	Value
Specialty Retail (continued)
Conn's, Inc.(1)	1,614	$ 11,104
Container Store Group, Inc. (The)(1)	2,581	11,124
Designer Brands, Inc., Class A	4,336	42,406
Destination XL Group, Inc.(1)	4,482	30,253
EVgo, Inc.(1)(2)	5,097	22,784
Express, Inc.(1)(2)	4,818	4,914
Foot Locker, Inc.	6,232	235,507
Genesco, Inc.(1)	983	45,238
Group 1 Automotive, Inc.	1,130	203,818
GrowGeneration Corp.(1)(2)	4,242	16,629
Guess?, Inc.	2,554	52,842
Haverty Furniture Cos., Inc.	1,371	40,993
Hibbett, Inc.	1,064	72,586
JOANN, Inc.	910	2,594
LL Flooring Holdings, Inc.(1)	2,470	13,881
MarineMax, Inc.(1)	1,632	50,951
Monro, Inc.	2,468	111,554
Murphy USA, Inc.	1,641	458,725
National Vision Holdings, Inc.(1)(2)	6,087	235,932
ODP Corp. (The)(1)	3,224	146,821
OneWater Marine, Inc., Class A(1)	718	20,535
Party City Holdco, Inc.(1)(2)	8,666	3,167
Rent-A-Center, Inc.	3,982	89,794
Sally Beauty Holdings, Inc.(1)	8,137	101,875
Shoe Carnival, Inc.	1,384	33,091
Signet Jewelers, Ltd.	3,665	249,220
Sleep Number Corp.(1)	1,771	46,011
Sonic Automotive, Inc., Class A	1,531	75,432
Sportsman's Warehouse Holdings, Inc.(1)	3,542	33,330
Tile Shop Holdings, Inc.(1)(2)	2,729	11,953
Tilly's, Inc., Class A(1)	1,890	17,104
Torrid Holdings, Inc.(1)	979	2,898
TravelCenters of America, Inc.(1)	979	43,840
Urban Outfitters, Inc.(1)	4,945	117,938
Volta, Inc.(1)(2)	9,165	3,257
Warby Parker, Inc.(1)	6,260	84,447
Winmark Corp.	214	50,468
Zumiez, Inc.(1)	1,173	25,501
		$ 4,379,385
Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology, Inc.(1)	2,835	$ 75,383
CompoSecure, Inc.(1)(2)	583	2,863
Corsair Gaming, Inc.(1)	2,874	39,000
Diebold Nixdorf, Inc.(1)(2)	5,880	8,350
Eastman Kodak Co.(1)	3,518	10,730
IonQ, Inc.(1)(2)	8,912	30,746

28
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Super Micro Computer, Inc.(1)	3,705	$ 304,180
Turtle Beach Corp.(1)	1,190	8,532
Xerox Holdings Corp.	9,151	133,605
		$ 613,389
Textiles, Apparel & Luxury Goods — 0.7%
Allbirds, Inc.(1)(2)	7,078	$ 17,129
Crocs, Inc.(1)	4,756	515,693
Ermenegildo Zegna NV	4,794	50,193
Fossil Group, Inc.(1)	3,623	15,615
G-III Apparel Group, Ltd.(1)	3,579	49,068
Kontoor Brands, Inc.(2)	4,356	174,196
Movado Group, Inc.	1,238	39,926
Oxford Industries, Inc.	1,242	115,730
PLBY Group, Inc.(1)(2)	2,227	6,124
Rocky Brands, Inc.	588	13,889
Steven Madden, Ltd.	5,920	189,203
Superior Group of Cos., Inc.	933	9,386
Unifi, Inc.(1)	1,199	10,323
Wolverine World Wide, Inc.	6,377	69,701
		$ 1,276,176
Thrifts & Mortgage Finance — 1.3%
Axos Financial, Inc.(1)	4,474	$ 170,996
Blue Foundry Bancorp(1)(2)	2,149	27,615
Bridgewater Bancshares, Inc.(1)	1,907	33,830
Capitol Federal Financial, Inc.	9,963	86,180
Columbia Financial, Inc.(1)	2,595	56,104
Enact Holdings, Inc.	2,253	54,342
Essent Group, Ltd.	8,263	321,265
Federal Agricultural Mortgage Corp., Class C	688	77,544
Finance of America Cos., Inc., Class A(1)(2)	2,618	3,325
Greene County Bancorp, Inc.	254	14,585
Hingham Institution for Savings (The)	102	28,148
Home Bancorp, Inc.	638	25,539
Home Point Capital, Inc.	600	822
Kearny Financial Corp.	5,244	53,227
Luther Burbank Corp.	1,113	12,365
Merchants Bancorp	1,096	26,655
Mr. Cooper Group, Inc.(1)	5,446	218,548
NMI Holdings, Inc., Class A(1)	6,584	137,606
Northfield Bancorp, Inc.	3,620	56,943
PennyMac Financial Services, Inc.	2,165	122,669
Pioneer Bancorp, Inc.(1)(2)	918	10,465
Provident Bancorp, Inc.	1,419	10,330
Provident Financial Services, Inc.	5,603	119,680
Security	Shares	Value
Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	12,528	$ 238,909
Southern Missouri Bancorp, Inc.	690	31,623
Sterling Bancorp, Inc.(1)	1,284	7,820
TrustCo Bank Corp.	1,565	58,828
Velocity Financial, Inc.(1)	672	6,485
Walker & Dunlop, Inc.	2,456	192,747
Waterstone Financial, Inc.	1,822	31,411
WSFS Financial Corp.	4,831	219,037
		$ 2,455,643
Tobacco — 0.1%
22nd Century Group, Inc.(1)(2)	11,838	$ 10,897
Turning Point Brands, Inc.	1,011	21,868
Universal Corp.	1,896	100,128
Vector Group, Ltd.	11,264	133,591
		$ 266,484
Trading Companies & Distributors — 1.6%
Alta Equipment Group, Inc.	1,505	$ 19,851
Applied Industrial Technologies, Inc.	3,002	378,342
Beacon Roofing Supply, Inc.(1)	4,075	215,119
BlueLinx Holdings, Inc.(1)	703	49,990
Boise Cascade Co.	3,044	209,032
Custom Truck One Source, Inc.(1)	4,543	28,712
Distribution Solutions Group, Inc.(1)	447	16,476
DXP Enterprises, Inc.(1)	1,272	35,044
GATX Corp.	2,810	298,815
Global Industrial Co.	1,000	23,530
GMS, Inc.(1)	3,426	170,615
H&E Equipment Services, Inc.	2,486	112,864
Herc Holdings, Inc.	1,979	260,377
Hudson Technologies, Inc.(1)	3,235	32,738
Karat Packaging, Inc.	359	5,159
McGrath RentCorp	1,939	191,457
MRC Global, Inc.(1)	6,928	80,226
NOW, Inc.(1)	8,273	105,067
Rush Enterprises, Inc., Class A	3,238	169,283
Rush Enterprises, Inc., Class B	564	31,736
Textainer Group Holdings, Ltd.	3,483	108,008
Titan Machinery, Inc.(1)	1,521	60,429
Transcat, Inc.(1)	601	42,593
Triton International, Ltd.	4,568	314,187
Veritiv Corp.	1,043	126,944
		$ 3,086,594

29
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Water Utilities — 0.5%
American States Water Co.	2,895	$ 267,932
Artesian Resources Corp., Class A	703	41,182
California Water Service Group	4,256	258,084
Global Water Resources, Inc.	641	8,512
Middlesex Water Co.	1,398	109,981
Pure Cycle Corp.(1)	1,502	15,741
SJW Group	2,162	175,533
York Water Co. (The)	1,157	52,042
		$ 929,007
Wireless Telecommunication Services — 0.1%
Gogo, Inc.(1)	3,752	$ 55,380
KORE Group Holdings, Inc.(1)(2)	2,632	3,316
Shenandoah Telecommunications Co.	3,920	62,250
Telephone & Data Systems, Inc.	7,925	83,133
United States Cellular Corp.(1)	1,199	24,999
		$ 229,078
Total Common Stocks (identified cost $153,302,459)		$178,799,420

Exchange-Traded Funds — 3.4%

Security	Shares	Value
Equity Funds — 3.4%
iShares Russell 2000 ETF(2)	38,000	$ 6,625,680
Total Exchange-Traded Funds (identified cost $6,620,099)		$ 6,625,680

Miscellaneous — 0.0%

Security	Shares	Value
Biotechnology — 0.0%
Fresh Market, Inc., Escrow Certificates(1)(4)(5)	3,326	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Rights — 0.0%(3)

Security	Shares	Value
Biotechnology — 0.0%(3)
Aduro Biotech, Inc. CVR(1)(4)(5)	1,109	$ 0
GTx, Inc. CVR(1)(4)(5)	57	0
Prevail Therapeutics, Inc. CVR(1)(2)(4)(5)	1,221	610
Radius Health, Inc. CVR(1)(4)(5)	3,845	308
Security	Shares	Value
Biotechnology (continued)
Tobira Therapeutics, Inc. CVR(1)(4)(5)	690	$ 9,481
		$ 10,399
Health Care Equipment & Supplies — 0.0%(3)
Flexion Therapeutics, Inc. CVR(1)(4)(5)	3,730	$ 2,312
		$ 2,312
Pharmaceuticals — 0.0%
Progenic Pharmaceuticals, Inc. CVR(1)(4)(5)	7,261	$ 0
		$ 0
Textiles, Apparel & Luxury Goods — 0.0%
PLBY Group, Inc., Exp. 1/23/23(1)(2)	2,227	$ 0
		$ 0
Total Rights (identified cost $3,389)		$ 12,711

Short-Term Investments — 10.5%
Affiliated Fund — 3.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(6)	7,303,821	$ 7,303,821
Total Affiliated Fund (identified cost $7,303,821)		$ 7,303,821
Securities Lending Collateral — 6.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(7)	12,173,829	$ 12,173,829
Total Securities Lending Collateral (identified cost $12,173,829)		$ 12,173,829

30
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 1/26/23(8)	$1,000	$ 997,524
Total U.S. Treasury Obligations (identified cost $999,484)		$ 997,524
Total Short-Term Investments (identified cost $20,477,134)		$ 20,475,174
Total Investments — 106.2% (identified cost $180,403,081)		$205,912,985

Other Assets, Less Liabilities — (6.2)%	$ (12,108,193)
Net Assets — 100.0%	$ 193,804,792

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $18,191,980.
(3)	Amount is less than 0.05%.
(4)	Restricted security. Total market value of restricted securities amounts to $12,711, which represents less than 0.05% of the net assets of the Fund as of December 31, 2022.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(7)	Represents investment of cash collateral received in connection with securities lending.
(8)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini Russell 2000 Index	91	Long	3/17/23	$8,057,595	$ (310,040)
					$(310,040)
Restricted Securities
Description	Acquisition Dates	Cost
Aduro Biotech, Inc. CVR	10/2/20	$ 0
Flexion Therapeutics, Inc. CVR	11/22/21	2,312
Fresh Market, Inc., Escrow Certificates	7/20/22	0
GTx, Inc. CVR	6/10/19	117
OmniAb, Inc. (earnout shares)	12/5/22	0
OmniAb, Inc. (earnout shares)	12/5/22	0
Prevail Therapeutics, Inc. CVR	1/25/21	611
Progenic Pharmaceuticals, Inc. CVR	6/22/20	0
Radius Health, Inc. CVR	8/16/22	308
Tobira Therapeutics, Inc. CVR	11/2/16	41

31
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Schedule of Investments — continued

Abbreviations:
CVR	– Contingent Value Rights
32
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $173,099,260) - including $18,191,980 of securities on loan	$ 198,609,164
Investments in securities of affiliated issuers, at value (identified cost $7,303,821)	7,303,821
Cash	46
Receivable for capital shares sold	140,888
Dividends receivable	216,243
Dividends receivable - affiliated	28,265
Securities lending income receivable	20,092
Receivable from affiliate	68,918
Directors' deferred compensation plan	37,719
Total assets	$206,425,156
Liabilities
Payable for variation margin on open futures contracts	$ 28,190
Payable for capital shares redeemed	189,126
Deposits for securities loaned	12,173,829
Payable to affiliates:
Investment advisory fee	40,727
Administrative fee	20,121
Distribution and service fees	9,379
Sub-transfer agency fee	159
Directors' deferred compensation plan	37,719
Accrued expenses	121,114
Total liabilities	$ 12,620,364
Net Assets	$193,804,792
Sources of Net Assets
Paid-in capital	$ 165,570,036
Distributable earnings	28,234,756
Net Assets	$193,804,792
Class I Shares
Net Assets	$ 139,280,659
Shares Outstanding	2,016,097
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 69.08
Class F Shares
Net Assets	$ 54,524,133
Shares Outstanding	796,603
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 68.45
33
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $3,946)	$ 2,914,908
Dividend income - affiliated issuers	160,225
Interest income	8,737
Securities lending income, net	212,637
Total investment income	$ 3,296,507
Expenses
Investment advisory fee	$ 521,141
Administrative fee	250,148
Distribution and service fees:
Class F	112,614
Directors' fees and expenses	10,281
Custodian fees	11,996
Transfer agency fees and expenses	183,561
Accounting fees	48,129
Professional fees	46,658
Reports to shareholders	2,799
Licensing fees	92,180
Miscellaneous	28,286
Total expenses	$ 1,307,793
Waiver and/or reimbursement of expenses by affiliate	$ (391,459)
Net expenses	$ 916,334
Net investment income	$ 2,380,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,759,786
Investment securities - affiliated issuers	(22)
Futures contracts	(2,145,620)
Net realized gain	$ 614,144
Change in unrealized appreciation (depreciation):
Investment securities	$ (53,096,981)
Investment securities - affiliated issuers	(99)
Futures contracts	(641,050)
Net change in unrealized appreciation (depreciation)	$(53,738,130)
Net realized and unrealized loss	$(53,123,986)
Net decrease in net assets from operations	$(50,743,813)
34
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,380,173	$ 1,872,777
Net realized gain	614,144	21,378,864
Net change in unrealized appreciation (depreciation)	(53,738,130)	8,137,652
Net increase (decrease) in net assets from operations	$ (50,743,813)	$ 31,389,293
Distributions to shareholders:
Class I	$ (16,814,597)	$ (6,490,617)
Class F	(6,372,934)	(2,231,132)
Total distributions to shareholders	$ (23,187,531)	$ (8,721,749)
Capital share transactions:
Class I	$ 9,942,451	$ (2,752,812)
Class F	10,151,251	9,925,895
Net increase in net assets from capital share transactions	$ 20,093,702	$ 7,173,083
Net increase (decrease) in net assets	$ (53,837,642)	$ 29,840,627
Net Assets
At beginning of year	$ 247,642,434	$ 217,801,807
At end of year	$193,804,792	$247,642,434
35
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 99.34	$ 89.92	$ 80.81	$ 71.03	$ 84.82
Income (Loss) From Operations
Net investment income(1)	$ 0.97	$ 0.82	$ 0.79	$ 0.90	$ 0.98
Net realized and unrealized gain (loss)	(21.79)	12.22	13.71	15.99	(9.44)
Total income (loss) from operations	$ (20.82)	$ 13.04	$ 14.50	$ 16.89	$ (8.46)
Less Distributions
From net investment income	$ (0.70)	$ (0.77)	$ (0.82)	$ (0.77)	$ (0.96)
From net realized gain	(8.74)	(2.85)	(4.57)	(6.34)	(4.37)
Total distributions	$ (9.44)	$ (3.62)	$ (5.39)	$ (7.11)	$ (5.33)
Net asset value — End of year	$ 69.08	$ 99.34	$ 89.92	$ 80.81	$ 71.03
Total Return(2)	(20.52)%	14.53%	19.64%	25.08%	(11.23)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$139,281	$183,595	$168,541	$154,335	$127,473
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.57%	0.57%	0.59%	0.58%	0.59%
Net expenses	0.39% (4)	0.39%	0.39%	0.39%	0.38%
Net investment income	1.19%	0.81%	1.08%	1.13%	1.13%
Portfolio Turnover	15%	19%	16%	15%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.05% of average daily net assets for the year ended December 31, 2022).
36
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 98.73	$ 89.56	$ 80.67	$ 71.07	$ 85.07
Income (Loss) From Operations
Net investment income(1)	$ 0.82	$ 0.62	$ 0.64	$ 0.73	$ 0.77
Net realized and unrealized gain (loss)	(21.66)	12.17	13.64	15.98	(9.44)
Total income (loss) from operations	$ (20.84)	$ 12.79	$ 14.28	$ 16.71	$ (8.67)
Less Distributions
From net investment income	$ (0.70)	$ (0.77)	$ (0.82)	$ (0.77)	$ (0.96)
From net realized gain	(8.74)	(2.85)	(4.57)	(6.34)	(4.37)
Total distributions	$ (9.44)	$ (3.62)	$ (5.39)	$ (7.11)	$ (5.33)
Net asset value — End of year	$ 68.45	$ 98.73	$ 89.56	$ 80.67	$ 71.07
Total Return(2)	(20.67)%	14.30%	19.40%	24.82%	(11.46)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,524	$64,047	$49,261	$43,233	$30,499
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.77%	0.79%	0.78%	0.79%
Net expenses	0.59% (4)	0.59%	0.59%	0.60%	0.63%
Net investment income	1.01%	0.62%	0.88%	0.92%	0.89%
Portfolio Turnover	15%	19%	16%	15%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.05% of average daily net assets for the year ended December 31, 2022).
37
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
38

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 178,799,420(2)	$ —	$ 0	$ 178,799,420
Exchange-Traded Funds	6,625,680	—	—	6,625,680
Rights	—	0	12,711	12,711
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	7,303,821	—	—	7,303,821
Securities Lending Collateral	12,173,829	—	—	12,173,829
U.S. Treasury Obligations	—	997,524	—	997,524
Total Investments	$204,902,750	$997,524	$12,711	$205,912,985
Liability Description
Futures Contracts	$ (310,040)	$ —	$ —	$ (310,040)
Total	$ (310,040)	$ —	$ —	$ (310,040)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a
39

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $521,141.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $11,394 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.39% for Class I and 0.59% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $380,065.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $250,148.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $112,614 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $696 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected
40

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $181,921, of which $69,359 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $5,413.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $30,295,054 and $30,023,235, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 4,076,096	$2,549,882
Long-term capital gains	$19,111,435	$6,171,867
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,483,006
Undistributed long-term capital gains	13,420
Net unrealized appreciation	25,738,330
Distributable earnings	$28,234,756
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$180,174,655
Gross unrealized appreciation	$ 63,693,364
Gross unrealized depreciation	(37,955,034)
Net unrealized appreciation	$ 25,738,330
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
41

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(310,040) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (2,145,620)	$ (641,050)
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2022 was approximately $11,857,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $18,191,980 and the total value of collateral received was $18,833,558, comprised of cash of $12,173,829 and U.S. government and/or agencies securities of $6,659,729.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 5,430,271	$ —	$ —	$ —	$ 5,430,271
Exchange-Traded Funds	6,715,170	—	—	—	6,715,170
Rights	28,388	—	—	—	28,388
Total	$12,173,829	$ —	$ —	$ —	$12,173,829
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
42

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $7,303,821, which represents 3.7% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund, LLC	$11,109,283	$ 9,024,957	$(20,134,119)	$ (22)	$ (99)	$ —	$ 3,052	—
Liquidity Fund	—	44,456,431	(37,152,610)	—	—	7,303,821	157,173	7,303,821
Total				$ (22)	$ (99)	$7,303,821	$160,225
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	153,428	$ 12,605,440	210,954	$ 21,302,381
Reinvestment of distributions	254,960	16,814,597	65,581	6,490,617
Shares redeemed	(240,367)	(19,477,586)	(302,828)	(30,545,810)
Net increase (decrease)	168,021	$ 9,942,451	(26,293)	$ (2,752,812)
Class F
Shares sold	189,192	$ 15,123,430	185,362	$ 18,663,731
Reinvestment of distributions	97,490	6,372,934	22,672	2,231,132
Shares redeemed	(138,775)	(11,345,113)	(109,357)	(10,968,968)
Net increase	147,907	$ 10,151,251	98,677	$ 9,925,895
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 44.6% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 26.0%.
43

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
44

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000® Small Cap Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000® Small Cap Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
45

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 48.16% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 11.18% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $13,604 or, if subsequently determined to be different, the net capital gain of such year.
46

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
47

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
48

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

49

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
50

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
51

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24225     12.31.22

Calvert
VP EAFE International Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP EAFE International Index Portfolio

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, global equity markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank -- initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates higher and stock prices lower during the period.
In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.
In October and November 2022, however, U.S. and European stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected U.S. company earnings, government measures to address Europe’s energy crisis, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted its economic output, although some restrictions were relaxed in late 2022. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes during the period, declining 22.34%.
Major equity indexes elsewhere also suffered losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -18.36%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%. Overseas, the MSCI EAFE Index of developed-market international equities returned -14.45%; while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -20.09% during the period.
Investment Strategy
Calvert VP EAFE International Index Portfolio (the Fund) seeks to substantially replicate the performance of the MSCI EAFE Index (the Index). This is pursued by investing in all, or virtually all, of the stocks within the Index in approximately the same weightings as the Index. The Index is a widely accepted benchmark of international stock returns designed to represent the performance of large- and mid-cap securities in 21 developed markets, including countries in Europe, Asia, Australia, and the Far East, but excluding the U.S. and Canada.
Fund Performance
For the 12-month period ended December 31, 2022, the Fund returned -14.58% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned -14.45% during the period.
The Index is unmanaged and returns do not reflect any fees, dividend withholding taxes, and operating expenses.
Equity markets around the world suffered steep losses in 2022 as central banks switched from an easing monetary policy to an aggressive tightening approach in an effort to fight inflation by intentionally reducing economic growth. Russia’s invasion of Ukraine in February also weighed heavily on investment growth in developed international equity markets held by the Fund, as many countries attempted to separate their economies from the Russian economy.
Among the countries the Fund held securities in, all posted negative returns during the period. Sweden -- the worst-performing country -- returned -29.5%; and Portugal -- the best-performing country -- returned -0.5% during the period.
At the market sector level, all 11 sectors within the Index -- except energy, which returned 28% -- had negative returns during the period. The worst-performing sectors -- information technology, consumer discretionary, and real estate -- fell 20% or more during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	11/12/2002	11/12/2002	(14.58)%	1.35%	4.07%
Class F at NAV	12/17/2007	11/12/2002	(14.75)	1.14	3.84

MSCI EAFE Index	—	—	(14.45)%	1.54%	4.67%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.64%	0.84%
Net	0.48	0.68
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$14,578	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Nestle S.A.	2.2%
Novo Nordisk A/S, Class B	1.6
Roche Holding AG PC	1.6
ASML Holding NV	1.5
AstraZeneca PLC	1.5
Shell PLC	1.4
LVMH Moet Hennessy Louis Vuitton SE	1.4
Novartis AG	1.4
BHP Group, Ltd.	1.1
TotalEnergies SE	1.1
Total	14.8%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,057.80	$2.49 **	0.48%
Class F	$1,000.00	$1,056.80	$3.53 **	0.68%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.78	$3.47 **	0.68%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Australia — 7.8%
Ampol, Ltd.	1,867	$ 35,888
ANZ Group Holdings, Ltd.	24,017	386,888
APA Group	9,428	68,913
Aristocrat Leisure, Ltd.	4,758	98,042
ASX, Ltd.(1)	1,628	74,980
Aurizon Holdings, Ltd.	13,234	33,528
BHP Group, Ltd.	40,324	1,249,114
BlueScope Steel, Ltd.	3,687	42,022
Brambles, Ltd.	11,380	93,323
Cochlear, Ltd.	497	68,639
Coles Group, Ltd.	10,244	116,122
Commonwealth Bank of Australia	13,615	945,627
Computershare, Ltd.	4,363	76,859
CSL, Ltd.	3,815	743,903
Dexus	9,086	47,702
Endeavour Group, Ltd.(1)	12,562	54,669
Fortescue Metals Group, Ltd.	13,818	193,136
Goodman Group	13,552	159,376
GPT Group (The)(1)	14,328	40,864
IDP Education, Ltd.(1)	1,633	30,095
IGO, Ltd.	5,908	54,043
Insurance Australia Group, Ltd.	18,559	59,661
Lendlease Corp., Ltd.(1)	5,044	26,774
Lottery Corp., Ltd. (The)(2)	19,080	58,157
Macquarie Group, Ltd.	2,972	335,505
Medibank Private, Ltd.	21,199	42,293
Mineral Resources, Ltd.	1,278	67,039
Mirvac Group	32,152	46,515
National Australia Bank, Ltd.	25,584	519,447
Newcrest Mining, Ltd.	6,802	95,380
Northern Star Resources, Ltd.	9,479	70,934
Orica, Ltd.	3,401	34,773
Origin Energy, Ltd.	14,121	73,908
Pilbara Minerals, Ltd.(2)	21,787	55,170
Qantas Airways, Ltd.(2)	7,283	29,479
QBE Insurance Group, Ltd.	11,557	104,842
Ramsay Health Care, Ltd.(1)	1,442	63,320
REA Group, Ltd.(1)	374	28,127
Reece, Ltd.(1)	1,385	13,239
Rio Tinto, Ltd.	2,982	235,356
Santos, Ltd.	24,477	120,383
Scentre Group	41,355	80,500
SEEK, Ltd.(1)	2,474	35,172
Sonic Healthcare, Ltd.	3,588	73,020
South32, Ltd.	38,420	105,333
Security	Shares	Value
Australia (continued)
Stockland	19,317	$ 47,575
Suncorp Group, Ltd.	10,030	81,733
Telstra Group, Ltd.	33,004	89,257
Transurban Group	24,568	216,146
Treasury Wine Estates, Ltd.	5,227	48,289
Vicinity, Ltd.	34,979	47,232
Washington H. Soul Pattinson & Co., Ltd.(1)	1,836	34,446
Wesfarmers, Ltd.	9,042	281,995
Westpac Banking Corp.	28,190	446,290
WiseTech Global, Ltd.	1,243	42,750
Woodside Energy Group, Ltd.(1)	15,395	372,839
Woolworths Group, Ltd.	9,508	217,119
		$ 8,913,731
Austria — 0.2%
Erste Group Bank AG	2,695	$ 86,227
OMV AG	1,089	56,019
Verbund AG	502	42,198
voestalpine AG	996	26,383
		$ 210,827
Belgium — 0.9%
Ageas S.A./NV	1,339	$ 59,414
Anheuser-Busch InBev S.A./NV	6,930	417,401
D'Ieteren Group	195	37,423
Elia Group S.A./NV	260	36,962
Groupe Bruxelles Lambert NV	804	64,254
KBC Group NV	2,050	131,990
Sofina S.A.(1)	101	22,301
Solvay S.A.	606	61,270
UCB S.A.	1,015	79,975
Umicore S.A.	1,766	64,953
Warehouses De Pauw CVA	1,159	33,202
		$ 1,009,145
Denmark — 3.0%
AP Moller - Maersk A/S, Class A	23	$ 50,689
AP Moller - Maersk A/S, Class B	40	89,544
Carlsberg A/S, Class B	791	104,924
Chr. Hansen Holding A/S	842	60,567
Coloplast A/S, Class B	971	113,755
Danske Bank A/S	5,328	105,085
Demant A/S(2)	798	22,253
DSV A/S	1,510	238,787
Genmab A/S(2)	532	224,927
Novo Nordisk A/S, Class B	13,190	1,791,407
Novozymes A/S, Class B	1,592	80,768

7
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Denmark (continued)
Orsted A/S(3)	1,477	$ 133,529
Pandora A/S	798	56,404
ROCKWOOL International A/S, Class B	61	14,280
Tryg A/S	2,723	64,713
Vestas Wind Systems A/S	7,886	230,040
		$ 3,381,672
Finland — 1.3%
Elisa Oyj	1,225	$ 64,931
Fortum Oyj	3,297	54,909
Kesko Oyj, Class B	2,174	48,037
Kone Oyj, Class B	2,655	137,454
Neste Oyj	3,465	159,795
Nokia Oyj	43,400	201,623
Nordea Bank Abp	26,921	288,377
Orion Oyj, Class B	819	44,900
Sampo Oyj, Class A	3,834	200,248
Stora Enso Oyj, Class R	4,366	61,558
UPM-Kymmene Oyj	4,372	163,606
Wartsila Oyj Abp(1)	3,830	32,295
		$ 1,457,733
France — 11.1%
Accor S.A.(2)	1,179	$ 29,413
Aeroports de Paris(2)	234	31,349
Air Liquide S.A.	4,156	589,883
Alstom S.A.(1)	2,516	61,558
Amundi S.A.(3)	448	25,406
ArcelorMittal S.A.	4,094	108,009
Arkema S.A.	475	42,724
AXA S.A.	14,940	416,161
BioMerieux	321	33,725
BNP Paribas S.A.	8,848	503,798
Bollore SE	6,375	35,626
Bouygues S.A.	1,786	53,565
Bureau Veritas S.A.	2,318	61,089
Capgemini SE	1,295	216,493
Carrefour S.A.	4,895	81,874
Cie de Saint-Gobain	3,857	188,688
Cie Generale des Etablissements Michelin SCA	5,576	155,332
Covivio	345	20,479
Credit Agricole S.A.	9,189	96,662
Danone S.A.	5,218	275,018
Dassault Aviation S.A.	170	28,831
Dassault Systemes SE	5,280	189,867
Edenred	1,978	107,653
Eiffage S.A.	719	70,724
Security	Shares	Value
France (continued)
Electricite de France S.A.	3,598	$ 46,192
Engie S.A.	14,780	211,444
EssilorLuxottica S.A.	2,312	418,317
Eurazeo SE	286	17,806
Eurofins Scientific SE	1,066	76,537
Gecina S.A.	366	37,288
Getlink SE	3,525	56,446
Hermes International	252	390,059
Ipsen S.A.	305	32,806
Kering S.A.	596	303,321
Klepierre S.A.	1,516	34,990
La Francaise des Jeux SAEM(3)	723	29,092
Legrand S.A.	2,077	166,537
L'Oreal S.A.	1,936	693,277
LVMH Moet Hennessy Louis Vuitton SE	2,213	1,610,383
Orange S.A.	16,355	162,276
Pernod Ricard S.A.	1,625	319,674
Publicis Groupe S.A.	1,861	118,885
Remy Cointreau S.A.	202	34,060
Renault S.A.(2)	1,531	51,087
Safran S.A.	2,727	341,567
Sanofi	9,067	874,299
Sartorius Stedim Biotech	208	67,593
Schneider Electric SE	4,343	609,907
SEB S.A.	192	16,109
Societe Generale S.A.	6,528	163,746
Sodexo S.A.(1)	722	69,080
Teleperformance	483	115,469
Thales S.A.	834	106,559
TotalEnergies SE(1)	19,806	1,243,285
Ubisoft Entertainment S.A.(2)	727	20,538
Unibail-Rodamco-Westfield (2)(4)	136	7,080
Unibail-Rodamco-Westfield (2)(4)	860	44,958
Valeo	1,737	31,036
Veolia Environnement S.A.	5,212	133,919
Vinci S.A.	4,342	432,840
Vivendi SE	5,507	52,608
Wendel SE	198	18,495
Worldline S.A.(2)(3)	1,885	73,821
		$ 12,657,313
Germany — 8.0%
adidas AG	1,393	$ 188,788
Allianz SE	3,269	698,120
Aroundtown S.A.	8,106	18,882
BASF SE	7,362	362,495
Bayer AG	7,889	406,047

8
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Germany (continued)
Bayerische Motoren Werke AG	2,668	$ 236,211
Bayerische Motoren Werke AG, PFC Shares	398	33,588
Bechtle AG	660	23,330
Beiersdorf AG	846	96,674
Brenntag SE	1,250	79,719
Carl Zeiss Meditec AG	333	41,856
Commerzbank AG(2)	8,227	76,919
Continental AG	967	57,647
Covestro AG(3)	1,672	65,135
Daimler Truck Holding AG(2)	3,483	107,073
Delivery Hero SE(2)(3)	1,464	70,257
Deutsche Bank AG	16,423	184,620
Deutsche Boerse AG	1,516	261,040
Deutsche Lufthansa AG(2)	4,675	38,536
Deutsche Post AG	7,942	297,242
Deutsche Telekom AG	25,851	514,346
Dr. Ing. h.c. F. Porsche AG(2)	955	96,372
E.ON SE	17,421	173,200
Evonik Industries AG	1,690	32,235
Fresenius Medical Care AG & Co. KGaA	1,614	52,717
Fresenius SE & Co. KGaA	3,202	89,438
GEA Group AG	1,175	47,784
Hannover Rueck SE	494	97,470
HeidelbergCement AG	1,195	67,715
HelloFresh SE(2)	1,318	28,765
Henkel AG & Co. KGaA	829	53,275
Henkel AG & Co. KGaA, PFC Shares	1,471	101,959
Infineon Technologies AG	10,252	311,578
Knorr-Bremse AG	597	32,478
LEG Immobilien SE	523	34,109
Mercedes-Benz Group AG	6,472	423,236
Merck KGaA	1,046	201,816
MTU Aero Engines AG	405	87,130
Muenchener Rueckversicherungs-Gesellschaft AG	1,121	362,610
Nemetschek SE	486	24,847
Porsche Automobil Holding SE, PFC Shares	1,286	70,133
Puma SE	797	48,173
Rational AG	41	24,347
Rheinmetall AG	337	67,089
RWE AG	5,147	227,537
SAP SE	8,299	856,794
Sartorius AG, PFC Shares	203	80,160
Scout24 SE(3)	615	30,955
Siemens AG	6,115	842,960
Siemens Energy AG(2)	3,750	70,411
Siemens Healthineers AG(3)	2,214	110,438
Symrise AG	1,056	114,687
Security	Shares	Value
Germany (continued)
Telefonica Deutschland Holding AG	7,582	$ 18,622
United Internet AG	763	15,386
Volkswagen AG	214	33,571
Volkswagen AG, PFC Shares	1,476	183,097
Vonovia SE	5,536	130,408
Zalando SE(2)(3)	1,718	60,482
		$ 9,162,509
Hong Kong — 3.0%
AIA Group, Ltd.	95,366	$ 1,053,163
BOC Hong Kong Holdings, Ltd.	28,956	98,300
Budweiser Brewing Co. APAC, Ltd.(3)	12,300	38,450
CK Asset Holdings, Ltd.	16,209	99,413
CK Hutchison Holdings, Ltd.	20,847	124,891
CK Infrastructure Holdings, Ltd.	5,604	29,242
CLP Holdings, Ltd.	12,622	91,958
ESR Cayman, Ltd.(3)	17,000	35,539
Futu Holdings, Ltd. ADR(1)(2)	406	16,504
Galaxy Entertainment Group, Ltd.	16,913	111,197
Hang Lung Properties, Ltd.	14,000	27,272
Hang Seng Bank, Ltd.	6,040	100,182
Henderson Land Development Co., Ltd.	11,806	41,099
HK Electric Investments & HK Electric Investments, Ltd.	20,027	13,242
HKT Trust & HKT, Ltd.	32,020	39,196
Hong Kong & China Gas Co., Ltd.	84,675	80,306
Hong Kong Exchanges & Clearing, Ltd.	9,606	412,772
Hongkong Land Holdings, Ltd.	9,294	42,760
Jardine Matheson Holdings, Ltd.	1,219	62,012
Link REIT	16,989	124,314
MTR Corp., Ltd.	12,481	66,010
New World Development Co., Ltd.	12,107	33,962
Power Assets Holdings, Ltd.	11,042	60,350
Sands China, Ltd.(2)	19,483	63,909
Sino Land Co., Ltd.	29,433	36,711
SITC International Holdings Co., Ltd.	10,000	22,164
Sun Hung Kai Properties, Ltd.	11,152	152,329
Swire Pacific, Ltd., Class A	4,537	39,771
Swire Properties, Ltd.	8,529	21,603
Techtronic Industries Co., Ltd.	10,525	116,900
WH Group, Ltd.(3)	64,733	37,755
Wharf Real Estate Investment Co., Ltd.	13,118	76,401
Xinyi Glass Holdings, Ltd.	14,000	25,866
		$ 3,395,543
Ireland — 1.0%
AIB Group PLC	7,326	$ 28,120
Bank of Ireland Group PLC	8,044	76,654

9
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Ireland (continued)
CRH PLC	6,020	$ 239,416
DCC PLC	788	38,748
Experian PLC	7,449	252,285
Flutter Entertainment PLC(2)	1,329	182,115
James Hardie Industries PLC CDI	3,369	60,636
Kerry Group PLC, Class A	1,223	110,474
Kingspan Group PLC	1,176	63,673
Smurfit Kappa Group PLC	2,107	78,086
		$ 1,130,207
Israel — 0.7%
Azrieli Group, Ltd.	315	$ 21,007
Bank Hapoalim B.M.	10,120	91,120
Bank Leumi Le-Israel B.M.	12,248	102,011
Bezeq The Israeli Telecommunication Corp. Ltd.	18,289	31,375
Check Point Software Technologies, Ltd.(2)	841	106,101
CyberArk Software, Ltd.(2)	327	42,396
Elbit Systems, Ltd.	215	34,966
ICL Group, Ltd.	5,687	41,091
Israel Discount Bank, Ltd., Class A	9,975	52,368
Mizrahi Tefahot Bank, Ltd.	1,288	41,570
Nice, Ltd.(2)	486	93,496
Teva Pharmaceutical Industries, Ltd. ADR(2)	8,820	80,438
Tower Semiconductor, Ltd.(2)	851	37,146
Wix.com, Ltd.(2)	433	33,267
ZIM Integrated Shipping Services, Ltd.(1)	653	11,225
		$ 819,577
Italy — 2.0%
Amplifon SpA	989	$ 29,531
Assicurazioni Generali SpA	9,034	160,647
Davide Campari-Milano NV	3,681	37,371
DiaSorin SpA	212	29,664
Enel SpA	64,163	345,078
Eni SpA	19,600	278,701
Ferrari NV	1,010	216,583
FinecoBank Banca Fineco SpA	4,632	76,919
Infrastrutture Wireless Italiane SpA(3)	2,913	29,387
Intesa Sanpaolo SpA	135,543	300,283
Mediobanca Banca di Credito Finanziario SpA(1)	4,446	42,722
Moncler SpA	1,629	86,560
Nexi SpA(1)(2)(3)	4,183	33,020
Poste Italiane SpA(3)	4,086	39,865
Prysmian SpA	1,988	73,865
Recordati Industria Chimica e Farmaceutica SpA	757	31,467
Snam SpA	15,969	77,431
Telecom Italia SpA(1)(2)	66,564	15,426
Security	Shares	Value
Italy (continued)
Tenaris S.A.	3,576	$ 62,715
Terna - Rete Elettrica Nazionale	11,126	82,168
UniCredit SpA	15,352	217,838
		$ 2,267,241
Japan — 21.8%
Advantest Corp.	1,500	$ 96,073
Aeon Co., Ltd.	5,248	110,814
AGC, Inc.	1,556	51,637
Aisin Corp.	1,252	33,197
Ajinomoto Co., Inc.	3,699	113,054
ANA Holdings, Inc.(2)	1,383	29,289
Asahi Group Holdings, Ltd.	3,515	109,414
Asahi Intecc Co., Ltd.(1)	1,600	26,100
Asahi Kasei Corp.	10,370	73,820
Astellas Pharma, Inc.	14,901	226,579
Azbil Corp.	1,000	25,107
Bandai Namco Holdings, Inc.	1,537	96,338
Bridgestone Corp.	4,484	158,765
Brother Industries, Ltd.	1,905	28,792
Canon, Inc.(1)	8,000	173,152
Capcom Co., Ltd.	1,400	44,689
Central Japan Railway Co.	1,159	142,301
Chiba Bank, Ltd. (The)	4,141	30,213
Chubu Electric Power Co., Inc.	5,269	54,484
Chugai Pharmaceutical Co., Ltd.	5,446	138,910
Concordia Financial Group, Ltd.	8,031	33,533
CyberAgent, Inc.(1)	3,200	28,489
Dai Nippon Printing Co., Ltd.	1,905	38,271
Daifuku Co., Ltd.	800	37,291
Dai-ichi Life Holdings, Inc.	7,713	174,185
Daiichi Sankyo Co., Ltd.	14,100	453,832
Daikin Industries, Ltd.	1,958	297,055
Daito Trust Construction Co., Ltd.	516	52,829
Daiwa House Industry Co., Ltd.	4,732	109,007
Daiwa House REIT Investment Corp.	16	35,675
Daiwa Securities Group, Inc.	10,025	44,298
Denso Corp.	3,534	173,307
Dentsu Group, Inc.	1,805	56,624
Disco Corp.	200	57,004
East Japan Railway Co.(1)	2,350	133,851
Eisai Co., Ltd.	2,051	135,268
ENEOS Holdings, Inc.	24,238	82,540
FANUC Corp.	1,562	233,748
Fast Retailing Co., Ltd.(1)	500	304,267
Fuji Electric Co., Ltd.	1,041	39,287
FUJIFILM Holdings Corp.	2,927	146,354

10
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Fujitsu, Ltd.	1,552	$ 206,909
GLP J-REIT	31	35,702
GMO Payment Gateway, Inc.	300	24,810
Hakuhodo DY Holdings, Inc.	1,578	15,837
Hamamatsu Photonics K.K.	1,151	54,935
Hankyu Hanshin Holdings, Inc.	1,862	55,167
Hikari Tsushin, Inc.	119	16,750
Hirose Electric Co., Ltd.	242	30,352
Hitachi Construction Machinery Co., Ltd.	796	17,740
Hitachi, Ltd.	7,784	391,662
Honda Motor Co., Ltd.	12,901	294,259
Hoshizaki Corp.	732	25,739
HOYA Corp.	2,923	279,961
Hulic Co., Ltd.	3,540	27,798
Ibiden Co., Ltd.	1,000	36,062
Idemitsu Kosan Co., Ltd.(1)	1,684	39,425
Iida Group Holdings Co., Ltd.	1,100	16,701
INPEX Corp.	8,091	86,941
Isuzu Motors, Ltd.	4,355	50,487
Ito En, Ltd.	400	14,558
ITOCHU Corp.	9,548	299,547
Itochu Techno-Solutions Corp.	700	16,237
Japan Airlines Co., Ltd.(2)	1,320	26,885
Japan Exchange Group, Inc.	4,118	59,352
Japan Metropolitan Fund Investment Corp.	59	46,935
Japan Post Bank Co., Ltd.(1)	3,400	29,148
Japan Post Holdings Co., Ltd.	19,000	159,865
Japan Post Insurance Co., Ltd.	1,800	31,657
Japan Real Estate Investment Corp.	10	43,923
Japan Tobacco, Inc.	9,734	196,240
JFE Holdings, Inc.	4,225	49,025
JSR Corp.	1,459	28,569
Kajima Corp.	3,581	41,673
Kakaku.com, Inc.	955	15,324
Kansai Electric Power Co., Inc. (The)	5,178	50,283
Kao Corp.	3,801	150,901
KDDI Corp.	12,867	390,216
Keio Corp.(1)	779	28,534
Keisei Electric Railway Co., Ltd.(1)	1,005	28,553
Keyence Corp.	1,560	605,661
Kikkoman Corp.	1,201	63,217
Kintetsu Group Holdings Co., Ltd.(1)	1,346	44,440
Kirin Holdings Co., Ltd.(1)	6,326	96,417
Kobayashi Pharmaceutical Co., Ltd.	400	27,417
Kobe Bussan Co., Ltd.	1,000	28,821
Koei Tecmo Holdings Co., Ltd.	1,040	18,810
Koito Manufacturing Co., Ltd.	1,494	22,273
Security	Shares	Value
Japan (continued)
Komatsu, Ltd.	7,246	$ 156,616
Konami Group Corp.	751	34,067
Kose Corp.	308	33,465
Kubota Corp.(1)	8,011	109,442
Kurita Water Industries, Ltd.	732	30,235
Kyocera Corp.	2,548	126,474
Kyowa Kirin Co., Ltd.	2,344	53,687
Lasertec Corp.(1)	600	97,962
Lixil Corp.	2,113	31,856
M3, Inc.	3,458	93,931
Makita Corp.(1)	1,748	40,720
Marubeni Corp.	12,233	140,141
Mazda Motor Corp.	4,510	33,807
McDonald's Holdings Co. (Japan), Ltd.	577	21,930
MEIJI Holdings Co., Ltd.	867	44,441
MINEBEA MITSUMI, Inc.	2,859	42,359
MISUMI Group, Inc.	2,280	49,554
Mitsubishi Chemical Group Corp.	10,822	56,026
Mitsubishi Corp.	10,090	327,570
Mitsubishi Electric Corp.	15,060	149,229
Mitsubishi Estate Co., Ltd.	9,168	118,758
Mitsubishi HC Capital, Inc.	5,566	27,377
Mitsubishi Heavy Industries, Ltd.	2,544	100,530
Mitsubishi UFJ Financial Group, Inc.(5)	95,876	643,655
Mitsui & Co., Ltd.	11,575	337,130
Mitsui Chemicals, Inc.	1,475	33,130
Mitsui Fudosan Co., Ltd.	7,031	128,505
Mitsui OSK Lines, Ltd.(1)	2,700	67,467
Mizuho Financial Group, Inc.	19,300	271,904
MonotaRO Co., Ltd.	1,800	25,355
MS&AD Insurance Group Holdings, Inc.	3,628	115,987
Murata Manufacturing Co., Ltd.	4,514	222,609
NEC Corp.	1,855	65,053
Nexon Co., Ltd.	3,850	86,435
NGK Insulators, Ltd.	1,971	24,988
Nidec Corp.	3,528	181,548
Nihon M&A Center Holdings, Inc.	2,400	29,531
Nintendo Co., Ltd.	8,910	374,635
Nippon Building Fund, Inc.(1)	12	53,662
NIPPON EXPRESS HOLDINGS, Inc.(1)	576	32,895
Nippon Paint Holdings Co., Ltd.	7,090	55,685
Nippon Prologis REIT, Inc.	16	37,513
Nippon Sanso Holdings Corp.	1,324	19,179
Nippon Shinyaku Co., Ltd.(1)	400	22,700
Nippon Steel Corp.	6,475	112,349
Nippon Telegraph & Telephone Corp.	9,404	268,188
Nippon Yusen KK(1)	4,100	96,681

11
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Nissan Chemical Corp.	1,047	$ 45,657
Nissan Motor Co., Ltd.	17,743	55,525
Nisshin Seifun Group, Inc.	1,417	17,809
Nissin Foods Holdings Co., Ltd.	498	39,439
Nitori Holdings Co., Ltd.(1)	616	80,488
Nitto Denko Corp.	1,070	61,626
Nomura Holdings, Inc.	21,957	81,361
Nomura Real Estate Holdings, Inc.	870	18,603
Nomura Real Estate Master Fund, Inc.	30	37,167
Nomura Research Institute, Ltd.	3,400	80,831
NTT Data Corp.	5,030	73,301
Obayashi Corp.	5,320	40,185
Obic Co., Ltd.	560	82,213
Odakyu Electric Railway Co., Ltd.	2,305	29,851
Oji Holdings Corp.	6,573	26,548
Olympus Corp.	9,976	175,952
Omron Corp.	1,463	70,704
Ono Pharmaceutical Co., Ltd.	2,905	67,900
Open House Group Co., Ltd.	600	21,846
Oracle Corp. Japan	289	18,791
Oriental Land Co., Ltd.	1,624	236,331
ORIX Corp.	9,402	150,495
Osaka Gas Co., Ltd.	3,023	48,710
Otsuka Corp.	864	27,234
Otsuka Holdings Co., Ltd.	3,152	102,795
Pan Pacific International Holdings Corp.	2,836	52,676
Panasonic Corp.(1)	18,147	151,873
Persol Holdings Co., Ltd.	1,200	25,524
Rakuten Group, Inc.(1)	6,900	31,099
Recruit Holdings Co., Ltd.	11,657	364,887
Renesas Electronics Corp.(2)	8,800	77,777
Resona Holdings, Inc.	16,411	90,136
Ricoh Co., Ltd.	4,735	36,039
Rohm Co., Ltd.	707	50,684
SBI Holdings, Inc.	1,875	35,724
SCSK Corp.	1,200	18,164
Secom Co., Ltd.	1,648	94,031
Seiko Epson Corp.	2,252	32,764
Sekisui Chemical Co., Ltd.	2,964	41,313
Sekisui House, Ltd.	4,950	87,759
Seven & i Holdings Co., Ltd.	5,926	253,967
SG Holdings Co., Ltd.	2,600	36,051
Sharp Corp.(1)	1,524	10,947
Shimadzu Corp.	1,814	51,354
Shimano, Inc.	550	86,910
Shimizu Corp.	4,127	22,021
Shin-Etsu Chemical Co., Ltd.	2,985	364,505
Security	Shares	Value
Japan (continued)
Shionogi & Co., Ltd.	2,021	$ 100,834
Shiseido Co., Ltd.	3,274	160,471
Shizuoka Financial Group, Inc.	3,925	31,453
SMC Corp.	479	200,008
SoftBank Corp.	22,900	259,083
SoftBank Group Corp.	9,584	405,335
Sompo Holdings, Inc.	2,499	110,563
Sony Group Corp.	10,080	768,313
Square Enix Holdings Co., Ltd.	700	32,498
Subaru Corp.	4,728	71,582
SUMCO Corp.	2,700	35,771
Sumitomo Chemical Co., Ltd.	10,634	38,129
Sumitomo Corp.	8,925	148,361
Sumitomo Electric Industries, Ltd.	5,990	67,678
Sumitomo Metal Mining Co., Ltd.	1,920	67,467
Sumitomo Mitsui Financial Group, Inc.	10,297	414,273
Sumitomo Mitsui Trust Holdings, Inc.	2,782	97,079
Sumitomo Realty & Development Co., Ltd.(1)	2,668	62,879
Suntory Beverage & Food, Ltd.	1,117	38,036
Suzuki Motor Corp.	3,078	98,580
Sysmex Corp.	1,293	78,059
T&D Holdings, Inc.	4,306	61,639
Taisei Corp.	1,549	49,948
Takeda Pharmaceutical Co., Ltd.	11,924	372,585
TDK Corp.	3,165	102,969
Terumo Corp.	5,018	142,263
TIS, Inc.	1,900	49,935
Tobu Railway Co., Ltd.(1)	1,573	36,690
Toho Co., Ltd.(1)	856	32,995
Tokio Marine Holdings, Inc.	14,700	314,027
Tokyo Electric Power Co. Holdings, Inc.(2)	11,600	41,776
Tokyo Electron, Ltd.	1,179	346,424
Tokyo Gas Co., Ltd.	2,962	57,995
Tokyu Corp.(1)	4,384	55,212
TOPPAN, Inc.	2,074	30,628
Toray Industries, Inc.	10,262	57,071
Toshiba Corp.	3,174	110,294
Tosoh Corp.	2,400	28,540
TOTO, Ltd.	1,143	38,770
Toyota Industries Corp.	1,161	63,072
Toyota Motor Corp.	84,350	1,150,748
Toyota Tsusho Corp.	1,765	64,924
Trend Micro, Inc.	1,144	53,502
Unicharm Corp.	3,214	123,052
USS Co., Ltd.	1,635	25,943
Welcia Holdings Co., Ltd.	800	18,648
West Japan Railway Co.	1,778	77,200

12
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Yakult Honsha Co., Ltd.	996	$ 64,837
Yamaha Corp.	1,109	41,153
Yamaha Motor Co., Ltd.	2,354	53,203
Yamato Holdings Co., Ltd.	2,364	37,461
Yaskawa Electric Corp.(1)	1,883	60,078
Yokogawa Electric Corp.	1,628	25,838
Z Holdings Corp.	20,817	51,991
ZOZO, Inc.	1,007	24,869
		$ 24,838,421
Netherlands — 5.5%
ABN AMRO Bank NV(3)	3,112	$ 43,095
Adyen NV(1)(2)(3)	173	240,167
Aegon NV(1)	15,220	77,115
AerCap Holdings NV(2)	1,013	59,078
Airbus SE	4,739	563,478
Akzo Nobel NV	1,395	93,608
Argenx SE(2)(4)	357	134,020
Argenx SE(2)(4)	81	30,408
ASM International NV	363	92,106
ASML Holding NV	3,239	1,766,070
CNH Industrial NV	8,322	133,501
Euronext NV(3)	670	49,601
EXOR NV(2)(4)	907	66,405
EXOR NV(1)(2)(4)	100	7,321
Heineken Holding NV	770	59,467
Heineken NV	2,087	196,579
IMCD NV	446	63,796
ING Groep NV	30,106	366,726
JDE Peet's NV	904	26,148
Just Eat Takeaway.com NV(1)(2)(3)	1,437	30,586
Koninklijke Ahold Delhaize NV(1)	8,267	237,687
Koninklijke DSM NV	1,407	172,772
Koninklijke KPN NV	27,868	86,259
Koninklijke Philips NV	7,012	105,511
NN Group NV	2,295	93,848
OCI NV	827	29,567
Prosus NV	6,691	461,969
QIAGEN NV(2)	1,832	92,096
Randstad NV	975	59,575
Stellantis NV	17,595	250,031
STMicroelectronics NV	5,382	191,255
Universal Music Group NV	6,009	145,314
Wolters Kluwer NV	2,077	217,327
		$ 6,242,486
Security	Shares	Value
New Zealand — 0.2%
Auckland International Airport, Ltd.(2)	10,509	$ 52,120
Fisher & Paykel Healthcare Corp., Ltd.	4,305	61,596
Mercury NZ, Ltd.	4,384	15,488
Meridian Energy, Ltd.	9,757	32,454
Spark New Zealand, Ltd.	13,480	46,152
Xero, Ltd.(2)	1,172	55,886
		$ 263,696
Norway — 0.8%
Adevinta ASA(2)	1,949	$ 12,906
Aker BP ASA	2,426	75,407
DNB Bank ASA	7,471	147,553
Equinor ASA	7,659	275,266
Gjensidige Forsikring ASA	1,602	31,422
Kongsberg Gruppen ASA	706	30,050
Mowi ASA	3,437	58,567
Norsk Hydro ASA	11,442	85,499
Orkla ASA	6,067	43,787
Salmar ASA	461	18,079
Telenor ASA	5,236	48,920
Yara International ASA	1,402	61,572
		$ 889,028
Portugal — 0.2%
EDP - Energias de Portugal S.A.	21,198	$ 105,668
Galp Energia SGPS S.A.	3,597	48,526
Jeronimo Martins SGPS S.A.	2,358	51,016
		$ 205,210
Singapore — 1.5%
CapitaLand Ascendas REIT	28,331	$ 58,024
CapitaLand Integrated Commercial Trust	44,866	68,430
CapitaLand Investment, Ltd.	21,648	59,828
City Developments, Ltd.	3,871	23,796
DBS Group Holdings, Ltd.	14,348	363,171
Genting Singapore, Ltd.	48,954	34,936
Grab Holdings, Ltd.(2)	11,362	36,586
Jardine Cycle & Carriage, Ltd.	1,000	21,352
Keppel Corp., Ltd.	11,828	64,145
Mapletree Logistics Trust(1)	22,400	26,636
Mapletree Pan Asia Commercial Trust	19,300	24,114
Oversea-Chinese Banking Corp., Ltd.	26,736	243,192
Sea, Ltd. ADR(2)	2,916	151,720
Singapore Airlines, Ltd.	9,600	39,637
Singapore Exchange, Ltd.	6,600	44,133
Singapore Technologies Engineering, Ltd.	13,218	33,076
Singapore Telecommunications, Ltd.	66,391	127,291

13
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Singapore (continued)
United Overseas Bank, Ltd.	9,314	$ 213,345
UOL Group, Ltd.	3,470	17,446
Venture Corp., Ltd.	2,000	25,492
Wilmar International, Ltd.	15,000	46,731
		$ 1,723,081
Spain — 2.5%
Acciona S.A.(1)	193	$ 35,518
ACS Actividades de Construccion y Servicios S.A.(1)	1,860	53,221
Aena SME S.A.(2)(3)	627	78,600
Amadeus IT Group S.A.(2)	3,547	184,010
Banco Bilbao Vizcaya Argentaria S.A.	48,487	292,050
Banco Santander S.A.	132,275	395,517
CaixaBank S.A.(1)	34,761	136,291
Cellnex Telecom S.A.(3)	4,471	148,309
Corp ACCIONA Energias Renovables SA	642	24,807
EDP Renovaveis S.A.	2,336	51,475
Enagas S.A.(1)	1,961	32,608
Endesa S.A.	2,524	47,569
Ferrovial S.A.	4,041	105,804
Grifols S.A.(1)(2)	2,499	28,859
Iberdrola S.A.	47,765	557,584
Industria de Diseno Textil S.A.	8,518	226,247
Naturgy Energy Group S.A.	1,110	28,848
Red Electrica Corp. S.A.	3,451	60,007
Repsol S.A.	11,027	175,517
Telefonica S.A.	41,041	148,573
		$ 2,811,414
Sweden — 3.0%
Alfa Laval AB	2,193	$ 63,438
Assa Abloy AB, Class B	8,133	174,935
Atlas Copco AB, Class A	21,255	251,838
Atlas Copco AB, Class B	13,379	142,749
Boliden AB	2,196	82,487
Electrolux AB, Class B(1)	1,958	26,454
Embracer Group AB(1)(2)	5,370	24,379
Epiroc AB, Class A	5,167	94,086
Epiroc AB, Class B	2,919	46,958
EQT AB(1)	2,347	49,863
Essity AB, Class B	5,059	132,481
Evolution AB(3)	1,433	139,580
Fastighets AB Balder, Class B(2)	4,764	22,235
Getinge AB, Class B	1,789	37,194
H & M Hennes & Mauritz AB, Class B(1)	6,229	67,126
Hexagon AB, Class B	15,325	160,684
Holmen AB, Class B	733	29,133
Security	Shares	Value
Sweden (continued)
Husqvarna AB, Class B(1)	3,160	$ 22,194
Industrivarden AB, Class A	1,146	27,874
Industrivarden AB, Class C	953	23,122
Indutrade AB	2,126	43,114
Investment AB Latour, Class B(1)	1,245	23,545
Investor AB, Class A	3,236	60,205
Investor AB, Class B	15,163	274,465
Kinnevik AB, Class B(2)	1,801	24,789
L E Lundbergforetagen AB, Class B	593	25,282
Lifco AB, Class B(1)	1,823	30,514
Nibe Industrier AB, Class B	12,254	114,376
Sagax AB, Class B	1,323	30,059
Sandvik AB(1)	8,294	149,886
Securitas AB, Class B	3,793	31,651
Skandinaviska Enskilda Banken AB, Class A	13,095	150,761
Skanska AB, Class B	2,734	43,341
SKF AB, Class B	3,034	46,340
Svenska Cellulosa AB SCA, Class B	4,539	57,485
Svenska Handelsbanken AB, Class A	11,498	115,762
Swedbank AB, Class A	7,255	123,401
Swedish Orphan Biovitrum AB(2)	1,300	26,906
Tele2 AB, Class B	4,405	35,935
Telefonaktiebolaget LM Ericsson, Class B	22,720	133,126
Telia Co. AB	21,130	53,993
Volvo AB, Class A	1,594	30,264
Volvo AB, Class B	11,826	213,620
Volvo Car AB, Class B(1)(2)	4,658	21,210
		$ 3,478,840
Switzerland — 10.6%
ABB, Ltd.	12,561	$ 382,828
Adecco Group AG	1,241	40,823
Alcon, Inc.	4,005	274,819
Bachem Holding AG(1)	217	18,829
Baloise Holding AG	374	57,673
Banque Cantonale Vaudoise	289	27,708
Barry Callebaut AG	29	57,268
BKW AG	204	27,912
Chocoladefabriken Lindt & Spruengli AG	1	102,883
Chocoladefabriken Lindt & Spruengli AG PC	8	81,520
Cie Financiere Richemont S.A.	4,124	534,718
Clariant AG	1,727	27,427
Coca-Cola HBC AG	1,588	37,538
Credit Suisse Group AG	29,916	89,313
EMS-Chemie Holding AG	50	33,865
Geberit AG	277	130,766
Givaudan S.A.	75	229,718

14
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Switzerland (continued)
Glencore PLC	78,912	$ 526,236
Holcim Ltd.	4,461	230,916
Julius Baer Group, Ltd.	1,624	94,519
Kuehne + Nagel International AG	429	99,735
Logitech International S.A.	1,318	81,728
Lonza Group AG	597	293,053
Nestle S.A.	21,874	2,526,652
Novartis AG	17,232	1,559,452
Partners Group Holding AG	177	156,731
Roche Holding AG	195	75,562
Roche Holding AG PC	5,634	1,770,413
Schindler Holding AG	214	38,595
Schindler Holding AG PC	284	53,415
SGS S.A.	50	116,467
SIG Group AG	2,537	55,436
Sika AG	1,170	281,272
Sonova Holding AG	446	105,924
Straumann Holding AG	858	98,388
Swatch Group AG (The)	240	68,213
Swatch Group AG (The), Bearer Shares	290	15,079
Swiss Life Holding AG	238	122,679
Swiss Prime Site AG	664	57,551
Swiss Re AG	2,382	222,720
Swisscom AG	199	109,014
Temenos AG	527	28,992
UBS Group AG	26,759	497,349
VAT Group AG(1)(3)	211	57,923
Zurich Insurance Group AG	1,205	576,083
		$ 12,075,705
United Kingdom — 14.6%
3i Group PLC	7,800	$ 125,793
abrdn PLC	16,252	36,931
Admiral Group PLC	1,328	34,091
Anglo American PLC	10,117	396,180
Antofagasta PLC	3,041	56,768
Ashtead Group PLC	3,505	199,101
Associated British Foods PLC	2,930	55,549
AstraZeneca PLC	12,344	1,670,382
Auto Trader Group PLC(3)	7,242	45,098
AVEVA Group PLC	905	35,030
Aviva PLC	22,211	117,821
BAE Systems PLC	24,503	253,077
Barclays PLC	128,464	244,443
Barratt Developments PLC	8,311	39,696
Berkeley Group Holdings PLC	842	38,386
BP PLC	150,367	867,609
Security	Shares	Value
United Kingdom (continued)
British American Tobacco PLC	16,964	$ 671,065
British Land Co. PLC (The)	7,010	33,282
BT Group PLC	53,043	71,623
Bunzl PLC	2,839	94,454
Burberry Group PLC	3,124	75,951
Coca-Cola Europacific Partners PLC	1,623	89,784
Compass Group PLC	14,207	328,068
Croda International PLC	1,153	91,754
Diageo PLC	18,089	791,789
Entain PLC	4,871	77,571
GSK PLC	32,145	555,570
Haleon PLC(2)	39,318	155,566
Halma PLC	3,122	74,350
Hargreaves Lansdown PLC	2,659	27,382
Hikma Pharmaceuticals PLC	1,223	22,792
HSBC Holdings PLC	159,256	986,994
Imperial Brands PLC	7,379	183,819
Informa PLC	12,094	90,218
InterContinental Hotels Group PLC	1,394	79,986
Intertek Group PLC	1,359	66,118
J Sainsbury PLC	15,988	41,934
JD Sports Fashion PLC	18,070	27,460
Johnson Matthey PLC	1,407	35,959
Kingfisher PLC	15,641	44,440
Land Securities Group PLC	5,555	41,502
Legal & General Group PLC	49,382	148,054
Lloyds Banking Group PLC	547,829	298,957
London Stock Exchange Group PLC	2,652	227,863
M&G PLC	18,709	42,306
Melrose Industries PLC	33,152	53,411
Mondi PLC	4,019	67,965
National Grid PLC	29,206	349,869
NatWest Group PLC	41,494	132,334
Next PLC	1,070	74,976
Ocado Group PLC(1)(2)	5,256	39,015
Pearson PLC	5,768	65,131
Persimmon PLC	2,871	42,096
Phoenix Group Holdings PLC	5,688	41,667
Prudential PLC	22,369	305,008
Reckitt Benckiser Group PLC	5,712	395,935
RELX PLC	15,283	422,545
Rentokil Initial PLC	20,702	127,188
Rio Tinto PLC	9,000	633,456
Rolls-Royce Holdings PLC(2)	71,704	80,092
Sage Group PLC (The)	8,718	78,503
Schroders PLC	5,494	28,868
Segro PLC	9,587	88,318

15
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Severn Trent PLC	1,999	$ 63,864
Shell PLC	58,053	1,636,562
Smith & Nephew PLC	6,612	88,302
Smiths Group PLC	2,687	51,569
Spirax-Sarco Engineering PLC	595	76,000
SSE PLC	8,413	173,030
St. James's Place PLC	4,594	60,518
Standard Chartered PLC	20,402	152,169
Taylor Wimpey PLC	27,593	33,793
Tesco PLC	59,499	160,342
Unilever PLC	20,245	1,022,126
United Utilities Group PLC	5,449	65,106
Vodafone Group PLC	213,953	216,674
Whitbread PLC	1,488	46,007
WPP PLC	8,399	82,982
		$ 16,647,987
Total Common Stocks (identified cost $82,409,391)		$113,581,366

Short-Term Investments — 2.3%

Affiliated Fund — 0.0%(6)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(7)	2,307	$ 2,307
Total Affiliated Fund (identified cost $2,307)		$ 2,307

Securities Lending Collateral — 2.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(8)	2,568,118	$ 2,568,118
Total Securities Lending Collateral (identified cost $2,568,118)		$ 2,568,118
Total Short-Term Investments (identified cost $2,570,425)		$ 2,570,425

Total Investments — 102.0% (identified cost $84,979,816)	$ 116,151,791
Other Assets, Less Liabilities — (2.0)%	$ (2,288,471)
Net Assets — 100.0%	$ 113,863,320

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $4,832,872.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2022, the aggregate value of these securities is $1,646,090 or 1.4% of the Fund's net assets.
(4)	Securities are traded on separate exchanges for the same entity.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(8)	Represents investment of cash collateral received in connection with securities lending.
At December 31, 2022, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	18.6%
Industrials	15.0
Health Care	13.5
Consumer Discretionary	11.0
Consumer Staples	10.5
Materials	7.8
Information Technology	7.8
Energy	5.0
Communication Services	4.5
Utilities	3.4
Real Estate	2.6
Total	99.7%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
PC	– Participation Certificate
PFC Shares	– Preference Shares

16
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $84,519,948) - including $4,832,872 of securities on loan	$ 115,505,829
Investments in securities of affiliated issuers, at value (identified cost $459,868)	645,962
Cash	419
Cash denominated in foreign currency, at value (cost $118,706)	119,421
Receivable for investments sold	280,351
Receivable for capital shares sold	30,141
Dividends receivable	113,239
Dividends receivable - affiliated	674
Securities lending income receivable	2,343
Tax reclaims receivable	240,886
Receivable from affiliate	35,667
Directors' deferred compensation plan	24,093
Total assets	$116,999,025
Liabilities
Payable for investments purchased	$ 11,570
Payable for capital shares redeemed	390,224
Deposits for securities loaned	2,568,118
Payable to affiliates:
Investment advisory fee	29,424
Administrative fee	11,779
Distribution and service fees	5,350
Sub-transfer agency fee	166
Directors' deferred compensation plan	24,093
Accrued expenses	94,981
Total liabilities	$ 3,135,705
Net Assets	$113,863,320
Sources of Net Assets
Paid-in capital	$ 87,094,636
Distributable earnings	26,768,684
Net Assets	$113,863,320
Class I Shares
Net Assets	$ 82,014,546
Shares Outstanding	981,695
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 83.54
Class F Shares
Net Assets	$ 31,848,774
Shares Outstanding	383,535
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 83.04
17
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $336,540)	$ 3,592,924
Dividend income - affiliated issuers (net of foreign taxes withheld of $2,106)	23,620
Securities lending income, net	18,040
Total investment income	$ 3,634,584
Expenses
Investment advisory fee	$ 339,704
Administrative fee	135,881
Distribution and service fees:
Class F	54,943
Directors' fees and expenses	5,567
Custodian fees	35,028
Transfer agency fees and expenses	87,131
Accounting fees	45,332
Professional fees	89,619
Reports to shareholders	5,722
Licensing fees	44,355
Miscellaneous	24,574
Total expenses	$ 867,856
Waiver and/or reimbursement of expenses by affiliate	$ (266,311)
Net expenses	$ 601,545
Net investment income	$ 3,033,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 298,124
Investment securities - affiliated issuers	7,641
Foreign currency transactions	(51,138)
Net realized gain	$ 254,627
Change in unrealized appreciation (depreciation):
Investment securities	$ (22,003,813)
Investment securities - affiliated issuers	118,867
Foreign currency	(18,073)
Net change in unrealized appreciation (depreciation)	$(21,903,019)
Net realized and unrealized loss	$(21,648,392)
Net decrease in net assets from operations	$(18,615,353)
18
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,033,039	$ 3,265,187
Net realized gain	254,627	139,804
Net change in unrealized appreciation (depreciation)	(21,903,019)	9,904,606
Net increase (decrease) in net assets from operations	$ (18,615,353)	$ 13,309,597
Distributions to shareholders:
Class I	$ (3,039,467)	$ (1,852,955)
Class F	(1,061,521)	(493,065)
Total distributions to shareholders	$ (4,100,988)	$ (2,346,020)
Capital share transactions:
Class I	$ (6,048,571)	$ (8,536,026)
Class F	7,544,216	8,540,310
Net increase in net assets from capital share transactions	$ 1,495,645	$ 4,284
Net increase (decrease) in net assets	$ (21,220,696)	$ 10,967,861
Net Assets
At beginning of year	$ 135,084,016	$ 124,116,155
At end of year	$113,863,320	$135,084,016
19
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$102.12	$ 93.77	$ 90.02	$ 76.31	$ 91.21
Income (Loss) From Operations
Net investment income(1)	$ 2.38	$ 2.53	$ 1.69	$ 2.43	$ 2.36
Net realized and unrealized gain (loss)	(17.84)	7.63	4.89	13.55	(14.36)
Total income (loss) from operations	$ (15.46)	$ 10.16	$ 6.58	$ 15.98	$ (12.00)
Less Distributions
From net investment income	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)
Total distributions	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)
Net asset value — End of year	$ 83.54	$ 102.12	$ 93.77	$ 90.02	$ 76.31
Total Return(2)	(14.58)%	10.88%	7.78%	21.26%	(13.58)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$82,015	$105,721	$105,165	$115,803	$103,168
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.72%	0.64%	0.74%	0.68%	0.69% (4)
Net expenses	0.48% (5)	0.48%	0.48%	0.48%	0.49% (4)
Net investment income	2.74%	2.51%	2.05%	2.87%	2.67%
Portfolio Turnover	11%	8%	9%	7%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
20
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$101.73	$ 93.60	$ 90.04	$ 76.49	$ 91.65
Income (Loss) From Operations
Net investment income(1)	$ 2.13	$ 2.32	$ 1.49	$ 2.14	$ 2.09
Net realized and unrealized gain (loss)	(17.70)	7.62	4.90	13.68	(14.35)
Total income (loss) from operations	$ (15.57)	$ 9.94	$ 6.39	$ 15.82	$(12.26)
Less Distributions
From net investment income	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)
Total distributions	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)
Net asset value — End of year	$ 83.04	$101.73	$ 93.60	$ 90.04	$ 76.49
Total Return(2)	(14.75)%	10.66%	7.56%	21.00%	(13.80)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,849	$ 29,363	$18,951	$13,038	$ 7,645
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.92%	0.84%	0.94%	0.88%	0.89% (4)
Net expenses	0.68% (5)	0.68%	0.68%	0.69%	0.74% (4)
Net investment income	2.48%	2.31%	1.80%	2.52%	2.37%
Portfolio Turnover	11%	8%	9%	7%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
21
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP EAFE International Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ 386,888	$ 8,526,843	$ —	$ 8,913,731
Austria	—	210,827	—	210,827
Belgium	—	1,009,145	—	1,009,145
Denmark	—	3,381,672	—	3,381,672
Finland	—	1,457,733	—	1,457,733
France	7,080	12,650,233	—	12,657,313
Germany	—	9,162,509	—	9,162,509
Hong Kong	16,504	3,379,039	—	3,395,543
Ireland	—	1,130,207	—	1,130,207
Israel	273,427	546,150	—	819,577
Italy	—	2,267,241	—	2,267,241
Japan	—	24,838,421	—	24,838,421
Netherlands	59,078	6,183,408	—	6,242,486
New Zealand	—	263,696	—	263,696
Norway	—	889,028	—	889,028
Portugal	—	205,210	—	205,210
Singapore	188,306	1,534,775	—	1,723,081
Spain	—	2,811,414	—	2,811,414
Sweden	—	3,478,840	—	3,478,840
Switzerland	—	12,075,705	—	12,075,705
United Kingdom	89,784	16,558,203	—	16,647,987
Total Common Stocks	$1,021,067	$112,560,299 (1)	$ —	$113,581,366
Short-Term Investments:
Affiliated Fund	$ 2,307	$ —	$ —	$ 2,307
Securities Lending Collateral	2,568,118	—	—	2,568,118
Total Investments	$3,591,492	$112,560,299	$ —	$116,151,791

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and
23

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $339,704.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $326 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.68% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $265,985.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $135,881.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $54,943 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $620 and are included in transfer agency fees and expenses on the Statement of Operations.
24

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $85,721 and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,332,906 and $12,034,595, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$4,100,988	$2,346,020
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,863,604
Deferred capital losses	(3,635,538)
Net unrealized appreciation	26,540,618
Distributable earnings	$26,768,684
At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $3,635,538 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $250,029 are short-term and $3,385,509 are long-term.
25

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$89,604,356
Gross unrealized appreciation	$ 35,585,856
Gross unrealized depreciation	(9,038,421)
Net unrealized appreciation	$26,547,435
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $4,832,872 and the total value of collateral received was $5,126,196, comprised of cash of $2,568,118 and U.S. government and/or agencies securities of $2,558,078.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,568,118	$ —	$ —	$ —	$2,568,118
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2022.
26

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

8  Affiliated Issuers and Funds
At December 31, 2022, the value of the Fund’s investment in affiliated issuers and funds, including issuers and funds that may be deemed to be affiliated, was $645,962, which represents 0.6% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$517,430	$ 41,984	$ (42,213)	$ 7,587	$ 118,867	$ 643,655	$ 18,957	95,876
Short-Term Investments
Cash Reserves Fund	340,788	2,676,250	(3,017,092)	54	—	—	48	—
Liquidity Fund	—	7,556,592	(7,554,285)	—	—	2,307	4,615	2,307
Total				$7,641	$118,867	$645,962	$23,620
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	86,079	$ 7,342,175	55,778	$ 5,594,467
Reinvestment of distributions	43,089	3,039,467	18,572	1,852,955
Shares redeemed	(182,725)	(16,430,213)	(160,654)	(15,983,448)
Net decrease	(53,557)	$ (6,048,571)	(86,304)	$ (8,536,026)
Class F
Shares sold	119,266	$ 10,114,346	128,284	$ 12,782,333
Reinvestment of distributions	15,134	1,061,521	4,959	493,065
Shares redeemed	(39,499)	(3,631,651)	(47,081)	(4,735,088)
Net increase	94,901	$ 7,544,216	86,162	$ 8,540,310
At December 31, 2022, separate accounts of an insurance company owned 65.9% of the value of the outstanding shares of the Fund.
27

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
28

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the “Fund”) (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.
Foreign Tax Credit. For the fiscal year ended December 31, 2022, the Fund paid foreign taxes of $295,752 and recognized foreign source income of $3,937,173.
30

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
31

Calvert
VP EAFE International Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

33

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24227     12.31.22

Calvert
VP Investment Grade Bond Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Investment Grade Bond Index Portfolio

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For most of the 12-month period ended December 31, 2022, the dominant economic themes for fixed-income investors included persistently high inflation in the U.S. and around the globe, as well as attempts by multiple central banks to tame runaway prices by raising interest rates to lower consumer demand. In the final three months of the period, however, inflation slowed and central banks began to back away from their tightening monetary policies. The overall result was a prolonged sell-off in fixed-income assets, which left most major U.S. fixed-income indexes reporting declines for the full period.
At the beginning of the period, investors generally expected three relatively modest interest rate hikes by the U.S. Federal Reserve (the Fed) during 2022. But in February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food prices. At its March 2022 meeting, the Fed ended a two-year period of near-zero interest rates with a 0.25% increase in the federal funds rate, its first hike since 2018.
As markets recognized the potential for the Fed to raise rates at every policy meeting in 2022 to combat inflation, interest rates continued an upward trajectory through most of the spring and summer. In November, the Fed announced its fourth straight 0.75% rate hike -- its sixth hike of 2022 -- and reaffirmed that fighting inflation remained the central bank's top priority. In December, however, amid signs its policies were having the intended effect, the Fed signaled -- and then followed through on -- a slower rate of monetary tightening. The fixed-income market declined 12.46% during the period, according to the Bloomberg U.S. Treasury Index.
As spreads widened during most of the period, investment-grade corporate bonds underperformed U.S. Treasurys, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 15.76%. During the period, lower rated bonds and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations. The Corporate Index was concentrated in longer duration bonds rated BBB -- the lowest investment-grade credit rating -- that were most affected by the widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed both investment-grade assets and U.S. Treasurys, as the Bloomberg U.S. Corporate High Yield Index returned -11.19% during the period.
Asset-backed securities (ABS) were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -4.30% during the period. The relative outperformance of ABS was due mainly to a shorter duration than U.S. Treasurys, as represented by the Bloomberg U.S. Treasury Index, during a period of rising interest rates.
Investment Strategy
Calvert VP Investment Grade Bond Index Portfolio (the Fund) uses a passive management approach in an effort to track as closely as possible the performance of the Bloomberg U.S. Aggregate Bond Index (the Index). With more than 10,000 securities in the Index, however, full replication is not feasible. The Fund, therefore, uses a representative sampling method to create a portfolio of securities with similar economic characteristics as the Index, including duration, sector allocation, and quality.
Fund Performance
For the 12-month period ended December 31, 2022, the Fund returned -12.53% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned -13.01% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Shorter duration securities outperformed longer duration securities during the period with U.S. Treasury yields increasing across the curve as the U.S. Federal Reserve raised short-term rates to battle inflation. Meanwhile, corporate and structured sectors underperformed U.S. Treasurys during the period as spreads widened, reflecting increased probability of an economic slowdown. Overall Fund outperformance versus the Index was driven by a slightly short duration position relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Tina J. Udell, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	03/31/2003	03/31/2003	(12.53)%	(0.09)%	0.86%
Class F at NAV	10/30/2015	03/31/2003	(12.75)	(0.33)	0.68

Bloomberg U.S. Aggregate Bond Index	—	—	(13.01)%	0.02%	1.06%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.46%	0.71%
Net	0.32	0.57
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$10,698	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Fund Profile

Asset Allocation (% of total investments)

4

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$ 971.90	$1.59 **	0.32%
Class F	$1,000.00	$ 970.70	$2.83 **	0.57%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.59	$1.63 **	0.32%
Class F	$1,000.00	$1,022.33	$2.91 **	0.57%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Schedule of Investments

Asset-Backed Securities — 0.0%(1)

Security	Principal Amount (000's omitted)	Value
American Express Credit Account Master Trust, Series 2021-1, Class A, 0.90%, 11/15/26	$50	$ 46,424
Total Asset-Backed Securities (identified cost $49,994)		$ 46,424

Commercial Mortgage-Backed Securities — 2.0%

Security	Principal Amount (000's omitted)	Value
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.131%, 11/10/46	$422	$ 416,009
Series 2014-GC21, Class A5, 3.855%, 5/10/47	645	628,169
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/48	1,275	1,212,720
Total Commercial Mortgage-Backed Securities (identified cost $2,397,690)		$ 2,256,898

Corporate Bonds — 25.3%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.4%
Barrick North America Finance, LLC, 5.75%, 5/1/43	$100	$ 101,486
Dow Chemical Co. (The), 4.375%, 11/15/42	100	83,232
LYB International Finance BV, 5.25%, 7/15/43	100	88,245
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200	199,967
		$ 472,930
Communications — 3.4%
AT&T, Inc.:
4.90%, 6/15/42	$200	$ 175,804
5.45%, 3/1/47	1,000	941,688
Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500	490,534
Comcast Corp.:
2.937%, 11/1/56	98	61,053
4.00%, 3/1/48	50	40,335
4.15%, 10/15/28	100	96,098
Discovery Communications, LLC, 4.125%, 5/15/29	200	173,706
Motorola Solutions, Inc., 2.30%, 11/15/30	250	196,055
NBCUniversal Media, LLC, 4.45%, 1/15/43	123	108,710
T-Mobile USA, Inc., 3.50%, 4/15/25	250	240,643
Verizon Communications, Inc.:
1.68%, 10/30/30	340	265,807
2.875%, 11/20/50	150	94,688
Walt Disney Co. (The), 5.40%, 10/1/43	100	100,323
Security	Principal Amount (000’s omitted)	Value
Communications (continued)
WPP Finance 2010, 3.75%, 9/19/24	$1,000	$ 969,029
		$ 3,954,473
Consumer, Cyclical — 1.5%
Choice Hotels International, Inc., 3.70%, 1/15/31	$250	$ 212,539
General Motors Co., 5.00%, 4/1/35	1,000	864,251
Lowe's Cos., Inc., 3.875%, 9/15/23	100	99,082
Starbucks Corp., 3.75%, 12/1/47	250	190,927
VF Corp., 2.95%, 4/23/30(2)	225	187,373
WarnerMedia Holdings, Inc.:
4.279%, 3/15/32(3)	75	61,970
5.141%, 3/15/52(3)	200	146,165
		$ 1,762,307
Consumer, Non-cyclical — 4.4%
AbbVie, Inc., 3.20%, 11/21/29	$300	$ 271,125
Alcon Finance Corp., 3.00%, 9/23/29(3)	350	305,556
Anheuser-Busch InBev Finance, Inc., 4.625%, 2/1/44	1,000	903,600
Block Financial, LLC, 3.875%, 8/15/30	150	131,586
Bunge, Ltd. Finance Corp., 1.63%, 8/17/25	250	227,896
CVS Health Corp., 4.30%, 3/25/28	110	106,602
CVS Pass-Through Trust, 6.036%, 12/10/28	53	52,167
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	400	332,948
Gilead Sciences, Inc., 3.70%, 4/1/24	100	98,362
Global Payments, Inc., 2.15%, 1/15/27	200	174,745
Kroger Co. (The):
3.85%, 8/1/23	100	99,172
3.875%, 10/15/46	250	192,262
Laboratory Corp. of America Holdings:
2.95%, 12/1/29	100	86,379
4.00%, 11/1/23	100	99,284
Molson Coors Brewing Co., 5.00%, 5/1/42	100	89,136
Pfizer, Inc., 4.40%, 5/15/44	500	465,533
Quanta Services, Inc., 2.90%, 10/1/30	200	164,905
STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51(2)	100	71,545
Sysco Corp., 5.95%, 4/1/30	250	259,355
Takeda Pharmaceutical Co., Ltd., 3.175%, 7/9/50	400	271,576
Triton Container International, Ltd., 2.05%, 4/15/26(3)	300	260,863
Tyson Foods, Inc., 3.95%, 8/15/24	100	98,452
Viatris, Inc., 2.30%, 6/22/27	250	213,981
Zoetis, Inc., 4.70%, 2/1/43	100	90,136
		$ 5,067,166
Energy — 3.2%
BP Capital Markets America, Inc., 3.633%, 4/6/30	$200	$ 184,027
Colonial Pipeline Co., 6.58%, 8/28/32(3)	100	107,681
HF Sinclair Corp., 5.875%, 4/1/26	1,000	1,002,059
Shell International Finance BV:
4.125%, 5/11/35	1,350	1,256,601
4.55%, 8/12/43	100	90,778

7
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Energy (continued)
TransCanada PipeLines, Ltd., 4.875%, 1/15/26	$1,000	$ 994,846
TransContinental Gas Pipe Line Co., LLC, 4.45%, 8/1/42	100	85,265
		$ 3,721,257
Financial — 5.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28	$200	$ 167,917
Bank of America Corp.:
2.592% to 4/29/30, 4/29/31(4)	500	408,316
4.125%, 1/22/24	300	297,542
4.244% to 4/24/37, 4/24/38(4)	250	213,288
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	1,000	901,774
Capital One Bank, 3.375%, 2/15/23	200	199,660
Citigroup, Inc.:
4.075% to 4/23/28, 4/23/29(4)	500	460,980
5.50%, 9/13/25	80	80,573
Excalibur One 77B, LLC, 1.492%, 1/1/25	4	4,192
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	500	493,908
HSBC Holdings PLC, 2.848% to 6/4/30, 6/4/31(4)	400	320,101
JPMorgan Chase & Co.:
3.109% to 4/22/50, 4/22/51(4)	300	197,860
5.717% to 9/14/32, 9/14/33(4)	500	489,523
MetLife, Inc., 4.875%, 11/13/43	100	93,933
Morgan Stanley, 5.00%, 11/24/25(5)	150	149,714
Piedmont Operating Partnership L.P., 3.15%, 8/15/30	150	114,427
PNC Bank N.A., 2.70%, 10/22/29	250	211,482
Prudential Financial, Inc., 5.10%, 8/15/43	1,000	899,709
Simon Property Group, L.P., 2.65%, 7/15/30	150	125,098
US Bancorp, 3.10%, 4/27/26	250	236,435
Wells Fargo & Co., 3.196% to 6/17/26, 6/17/27(4)	250	232,203
Westpac Banking Corp., 3.35%, 3/8/27	200	188,485
		$ 6,487,120
Industrial — 3.3%
BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55(4)	$540	$ 511,002
Boeing Co. (The):
2.196%, 2/4/26	300	272,901
3.20%, 3/1/29	150	131,833
4.875%, 5/1/25	100	99,324
5.15%, 5/1/30	100	97,809
Carrier Global Corp., 3.577%, 4/5/50	375	269,106
Cummins, Inc., 4.875%, 10/1/43	100	94,958
Deere & Co., 6.55%, 10/1/28	250	271,316
Flex, Ltd.:
4.75%, 6/15/25	250	245,771
4.875%, 5/12/30	250	235,421
GATX Corp., 3.25%, 9/15/26	400	371,483
Kansas City Southern, 4.70%, 5/1/48	200	173,289
Lennox International, Inc., 1.70%, 8/1/27	300	257,668
Parker-Hannifin Corp., 3.25%, 3/1/27	200	187,096
Security	Principal Amount (000’s omitted)	Value
Industrial (continued)
Raytheon Technologies Corp., 4.50%, 6/1/42	$100	$ 90,400
Roper Technologies, Inc., 2.95%, 9/15/29	250	217,958
United Parcel Service, Inc., 6.20%, 1/15/38	250	277,551
		$ 3,804,886
Technology — 2.1%
Apple, Inc., 3.85%, 5/4/43	$500	$ 433,615
Broadcom, Inc.:
3.137%, 11/15/35(3)	500	369,161
3.419%, 4/15/33(3)	200	160,897
Dell International, LLC / EMC Corp., 5.30%, 10/1/29	250	245,072
International Business Machines Corp., 3.625%, 2/12/24	100	98,550
Kyndryl Holdings, Inc., 2.70%, 10/15/28	350	263,219
Oracle Corp.:
2.65%, 7/15/26	150	138,059
3.60%, 4/1/50	400	270,980
TSMC Arizona Corp., 4.25%, 4/22/32	300	290,985
VMware, Inc., 2.20%, 8/15/31	200	152,251
		$ 2,422,789
Utilities — 1.4%
DTE Electric Co., 2.25%, 3/1/30	$300	$ 252,829
Duke Energy Corp., 3.15%, 8/15/27	500	462,168
PacifiCorp, 4.10%, 2/1/42	100	82,691
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000	841,443
		$ 1,639,131
Total Corporate Bonds (identified cost $33,395,326)		$ 29,332,059

Sovereign Government Bonds — 0.5%

Security	Principal Amount (000's omitted)	Value
Mexico Government International Bond, 5.55%, 1/21/45(2)	$500	$ 450,346
Province of Quebec Canada, 2.625%, 2/13/23	75	74,840
Total Sovereign Government Bonds (identified cost $572,728)		$ 525,186

Taxable Municipal Obligations — 0.8%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.8%
New York City, NY, 3.60%, 8/1/28	$1,000	$ 931,790
Total Taxable Municipal Obligations (identified cost $994,178)		$ 931,790

8
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Schedule of Investments — continued

U.S. Government Agencies and Instrumentalities — 4.2%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
0.25%, 8/24/23	$1,000	$ 970,945
0.50%, 4/14/25(2)	1,000	919,266
6.75%, 3/15/31	1,300	1,535,116
Federal National Mortgage Association:
0.75%, 10/8/27(2)	350	301,571
0.875%, 8/5/30(2)	1,500	1,191,541
Total U.S. Government Agencies and Instrumentalities (identified cost $5,409,944)		$ 4,918,439

U.S. Government Agency Mortgage-Backed Securities — 26.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.00%, with various maturities to 2052	$6,757	$ 5,600,247
2.50%, with various maturities to 2051	2,553	2,262,244
3.00%, 1/1/43	351	318,796
3.50%, with various maturities to 2048	450	424,235
4.00%, with various maturities to 2052	796	758,930
4.50%, with various maturities to 2044	568	563,232
5.00%, with various maturities to 2040	437	442,020
6.00%, with various maturities to 2040	33	34,042
6.50%, 10/1/37	13	13,406
Federal National Mortgage Association:
1.50%, 9/1/35	562	490,522
2.00%, with various maturities to 2051	4,752	4,017,886
2.50%, with various maturities to 2051	3,553	3,121,388
3.00%, with various maturities to 2052	4,179	3,761,111
3.50%, with various maturities to 2052	3,422	3,165,855
3.706%, (12 mo. USD LIBOR + 1.456%), 9/1/38(6)	44	44,168
4.00%, with various maturities to 2047	1,251	1,205,300
4.50%, with various maturities to 2044	927	918,867
5.00%, with various maturities to 2034	46	45,650
5.50%, with various maturities to 2038	211	215,971
6.00%, with various maturities to 2038	193	201,455
6.50%, with various maturities to 2036	29	30,725
Government National Mortgage Association:
2.50%, with various maturities to 2051	2,484	2,165,564
3.00%, 3/20/51	360	322,760
4.00%, with various maturities to 2042	563	542,017
4.50%, 7/20/33	55	53,962
5.00%, with various maturities to 2039	222	222,594
5.50%, 7/20/34	28	28,360
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
6.00%, with various maturities to 2038	$148	$ 155,055
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $35,829,759)		$ 31,126,362

U.S. Treasury Obligations — 38.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$500	$ 310,781
1.375%, 8/15/50	1,000	556,035
1.875%, 2/15/51	1,600	1,017,469
2.00%, 8/15/51	800	524,094
2.25%, 8/15/49	650	457,285
2.50%, 2/15/45	1,000	753,809
3.00%, 5/15/47	1,000	818,984
3.125%, 11/15/41	1,000	864,805
3.125%, 8/15/44	1,600	1,353,500
3.125%, 5/15/48	750	630,703
3.75%, 11/15/43	1,400	1,313,484
3.875%, 8/15/40	500	488,154
4.375%, 5/15/41	700	725,758
6.25%, 8/15/23	1,000	1,008,624
U.S. Treasury Notes:
0.125%, 2/28/23	950	943,670
0.125%, 8/15/23	1,500	1,458,501
0.375%, 4/30/25	800	730,250
0.375%, 11/30/25	2,000	1,789,219
0.375%, 1/31/26	1,500	1,334,824
0.375%, 7/31/27	300	254,555
0.50%, 8/31/27	750	638,379
0.625%, 5/15/30	300	237,480
0.625%, 8/15/30	1,000	787,383
0.875%, 11/15/30	250	199,883
1.125%, 2/29/28	500	433,027
1.125%, 2/15/31	1,100	896,801
1.25%, 4/30/28	1,000	867,813
1.25%, 8/15/31	1,300	1,054,523
1.50%, 2/15/30	1,400	1,193,391
1.625%, 9/30/26	800	732,125
1.875%, 7/31/26	1,500	1,387,500
2.00%, 2/15/25	1,500	1,427,578
2.125%, 9/30/24	2,750	2,639,463
2.25%, 11/15/24	2,000	1,921,328
2.25%, 3/31/26	1,000	942,559
2.25%, 2/15/27	2,400	2,233,969
2.25%, 11/15/27	2,850	2,626,898

9
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
2.625%, 6/30/23	$600	$ 594,272
2.625%, 2/15/29	1,000	924,453
2.75%, 11/15/23	1,300	1,277,913
2.75%, 2/15/24	3,000	2,935,781
3.00%, 7/15/25	600	581,250
3.125%, 11/15/28	1,150	1,097,015
Total U.S. Treasury Obligations (identified cost $49,943,148)		$ 44,965,288

Short-Term Investments — 3.2%
Affiliated Fund — 0.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(7)	1,043,631	$ 1,043,631
Total Affiliated Fund (identified cost $1,043,631)		$ 1,043,631
Securities Lending Collateral — 2.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(8)	2,685,715	$ 2,685,715
Total Securities Lending Collateral (identified cost $2,685,715)		$ 2,685,715
Total Short-Term Investments (identified cost $3,729,346)		$ 3,729,346
Total Investments — 101.6% (identified cost $132,322,113)		$117,831,792
Other Assets, Less Liabilities — (1.6)%		$ (1,881,936)
Net Assets — 100.0%		$ 115,949,856

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Amount is less than 0.05%.
(2)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $3,061,174.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2022, the aggregate value of these securities is $1,412,293 or 1.2% of the Fund's net assets.
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.
(5)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 8).
(6)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at December 31, 2022.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(8)	Represents investment of cash collateral received in connection with securities lending.

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
USD	– United States Dollar

10
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $131,127,002) - including $3,061,174 of securities on loan	$ 116,638,447
Investments in securities of affiliated issuers, at value (identified cost $1,195,111)	1,193,345
Cash	27
Receivable for capital shares sold	79,796
Interest receivable	795,395
Dividends and interest receivable - affiliated	4,221
Securities lending income receivable	815
Receivable from affiliate	19,898
Directors' deferred compensation plan	27,859
Total assets	$118,759,803
Liabilities
Payable for capital shares redeemed	$ 1,592
Deposits for securities loaned	2,685,715
Payable to affiliates:
Investment advisory fee	19,847
Administrative fee	12,000
Distribution and service fees	1,059
Sub-transfer agency fee	137
Directors' deferred compensation plan	27,859
Accrued expenses	61,738
Total liabilities	$ 2,809,947
Net Assets	$115,949,856
Sources of Net Assets
Paid-in capital	$ 129,114,573
Accumulated loss	(13,164,717)
Net Assets	$115,949,856
Class I Shares
Net Assets	$ 110,979,580
Shares Outstanding	2,348,745
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 47.25
Class F Shares
Net Assets	$ 4,970,276
Shares Outstanding	107,501
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 46.23
11
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income - affiliated issuers	$ 17,857
Interest income	3,374,190
Interest income - affiliated issuers	27,052
Securities lending income, net	11,100
Total investment income	$ 3,430,199
Expenses
Investment advisory fee	$ 257,150
Administrative fee	154,290
Distribution and service fees:
Class F	12,236
Directors' fees and expenses	6,333
Custodian fees	6,945
Transfer agency fees and expenses	101,838
Accounting fees	30,165
Professional fees	42,341
Reports to shareholders	4,659
Miscellaneous	13,265
Total expenses	$ 629,222
Waiver and/or reimbursement of expenses by affiliate	$ (207,805)
Net expenses	$ 421,417
Net investment income	$ 3,008,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (649)
Investment securities - affiliated issuers	(1,831)
Net realized loss	$ (2,480)
Change in unrealized appreciation (depreciation):
Investment securities	$ (21,135,336)
Investment securities - affiliated issuers	(38,889)
Net change in unrealized appreciation (depreciation)	$(21,174,225)
Net realized and unrealized loss	$(21,176,705)
Net decrease in net assets from operations	$(18,167,923)
12
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,008,782	$ 2,989,356
Net realized gain (loss)	(2,480)	392,599
Net change in unrealized appreciation (depreciation)	(21,174,225)	(6,064,596)
Net decrease in net assets from operations	$ (18,167,923)	$ (2,682,641)
Distributions to shareholders:
Class I	$ (3,214,829)	$ (3,494,727)
Class F	(138,089)	(125,002)
Total distributions to shareholders	$ (3,352,918)	$ (3,619,729)
Capital share transactions:
Class I	$ (13,634,472)	$ 7,347,013
Class F	368,413	1,653,286
Net increase (decrease) in net assets from capital share transactions	$ (13,266,059)	$ 9,000,299
Net increase (decrease) in net assets	$ (34,786,900)	$ 2,697,929
Net Assets
At beginning of year	$ 150,736,756	$ 148,038,827
At end of year	$115,949,856	$150,736,756
13
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 55.64	$ 58.07	$ 55.68	$ 53.01	$ 54.93
Income (Loss) From Operations
Net investment income(1)	$ 1.19	$ 1.14	$ 1.34	$ 1.50	$ 1.50
Net realized and unrealized gain (loss)	(8.19)	(2.20)	2.74	2.96	(1.73)
Total income (loss) from operations	$ (7.00)	$ (1.06)	$ 4.08	$ 4.46	$ (0.23)
Less Distributions
From net investment income	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)
Total distributions	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)
Net asset value — End of year	$ 47.25	$ 55.64	$ 58.07	$ 55.68	$ 53.01
Total Return(2)	(12.53)%	(1.82)%	7.34%	8.41%	(0.37)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$110,980	$145,323	$144,073	$140,169	$139,729
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.48%	0.46%	0.47%	0.43%	0.44%
Net expenses	0.32% (4)	0.32%	0.32%	0.32%	0.32%
Net investment income	2.35%	2.00%	2.30%	2.71%	2.81%
Portfolio Turnover	6%	15%	23%	10%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
14
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 54.61	$ 57.17	$ 54.97	$ 52.48	$ 54.53
Income (Loss) From Operations
Net investment income(1)	$ 1.04	$ 0.98	$ 1.15	$ 1.33	$ 1.36
Net realized and unrealized gain (loss)	(8.03)	(2.17)	2.74	2.95	(1.72)
Total income (loss) from operations	$ (6.99)	$ (1.19)	$ 3.89	$ 4.28	$ (0.36)
Less Distributions
From net investment income	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)
Total distributions	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)
Net asset value — End of year	$ 46.23	$54.61	$57.17	$54.97	$52.48
Total Return(2)	(12.75)%	(2.08)%	7.09%	8.15%	(0.61)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 4,970	$ 5,413	$ 3,966	$ 1,265	$ 461
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.73%	0.71%	0.72%	0.68%	0.69%
Net expenses	0.57% (4)	0.57%	0.57%	0.57%	0.57%
Net investment income	2.11%	1.75%	2.00%	2.42%	2.57%
Portfolio Turnover	6%	15%	23%	10%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
15
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Investment Grade Bond Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg U.S. Aggregate Bond Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
16

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 46,424	$ —	$ 46,424
Commercial Mortgage-Backed Securities	—	2,256,898	—	2,256,898
Corporate Bonds	—	29,332,059	—	29,332,059
Sovereign Government Bonds	—	525,186	—	525,186
Taxable Municipal Obligations	—	931,790	—	931,790
U.S. Government Agencies and Instrumentalities	—	4,918,439	—	4,918,439
U.S. Government Agency Mortgage-Backed Securities	—	31,126,362	—	31,126,362
U.S. Treasury Obligations	—	44,965,288	—	44,965,288
Short-Term Investments:
Affiliated Fund	1,043,631	—	—	1,043,631
Securities Lending Collateral	2,685,715	—	—	2,685,715
Total Investments	$3,729,346	$114,102,446	$ —	$117,831,792
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $257,150.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
17

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $1,288 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $206,517.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $154,290.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $12,236 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $425 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $100,798, of which $77,254 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $5,945.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $1,054,620 and $6,643,102, respectively. Purchases and sales of U.S. government and agency securities, including maturities and paydowns, were $6,065,832 and $13,399,420, respectively.
18

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$3,352,918	$3,619,729
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,193,762
Deferred capital losses	(1,611,295)
Net unrealized depreciation	(14,747,184)
Accumulated loss	$(13,164,717)
At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $1,611,295 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $746,750 are short-term and $864,545 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$132,578,976
Gross unrealized appreciation	$ 74,556
Gross unrealized depreciation	(14,821,740)
Net unrealized depreciation	$ (14,747,184)
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan, including accrued interest, was $3,081,401 and the total value of collateral received was $3,148,306, comprised of cash of $2,685,715 and U.S. government and/or agencies securities of $462,591.
19

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 264,367	$ —	$ —	$ —	$ 264,367
U.S. Government Agencies and Instrumentalities	2,421,348	—	—	—	2,421,348
Total	$2,685,715	$ —	$ —	$ —	$2,685,715
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
8  Affiliated Issuers and Funds
At December 31, 2022, the value of the Fund’s investment in affiliated issuers and funds, including issuers and funds that may be deemed to be affiliated, was $1,193,345, which represents 1.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Corporate Bonds
Morgan Stanley:
4.10%, 5/22/23	$ 520,950	$ —	$ (498,130)	$ (1,856)	$ (20,997)	$ —	$ 20,020	$ —
5.00%, 11/24/25	168,074	—	—	—	(17,892)	149,714	7,032	150,000
Short-Term Investments
Cash Reserves Fund	1,429,356	7,590,918	(9,020,299)	25	—	—	362	—
Liquidity Fund	—	17,459,940	(16,416,309)	—	—	1,043,631	17,495	1,043,631
Total				$ (1,831)	$(38,889)	$1,193,345	$44,909
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
20

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	101,069	$ 5,077,553	315,318	$ 17,883,244
Reinvestment of distributions	69,600	3,214,829	62,765	3,494,727
Shares redeemed	(433,833)	(21,926,854)	(246,990)	(14,030,958)
Net increase (decrease)	(263,164)	$(13,634,472)	131,093	$ 7,347,013
Class F
Shares sold	22,264	$ 1,090,171	35,869	$ 2,000,582
Reinvestment of distributions	3,054	138,089	2,286	125,002
Shares redeemed	(16,937)	(859,847)	(8,397)	(472,298)
Net increase	8,381	$ 368,413	29,758	$ 1,653,286
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 82.0% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
21

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 92.59% of distributions from net investment income as a 163(j) interest dividend.
23

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
24

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

26

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
27

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24231     12.31.22

Calvert
VP Nasdaq 100 Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Nasdaq 100 Index Portfolio

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%
Investment Strategy
As an index fund, Calvert VP Nasdaq 100 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Nasdaq-100® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent within the Index in approximately the same weighting as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP Nasdaq 100 Index Portfolio (the Fund) returned -32.64% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Nasdaq-100® Index (the Index), returned -32.38% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Six of the eight market sectors within the Index had negative returns during the period. The best-performing sectors were utilities -- returning more than 16% -- and energy -- a slight positive return. The worst-performing sectors within the Index during the period were consumer discretionary, communication services, and information technology (IT) -- all with negative returns exceeding 32%.
At period-end, the IT, communication services, and consumer discretionary sectors had the largest weightings within the Index. In contrast, the energy, utilities, and industrials sectors had the smallest weightings within the Index at period-end.
The Index had no exposure to the materials, financials, or real estate sectors during the period.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful negative impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	(32.64)%	11.83%	15.82%
Class F at NAV	10/30/2015	04/27/2000	(32.81)	11.55	15.61

NASDAQ-100 ® Index	—	—	(32.38)%	12.35%	16.44%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.59%	0.84%
Net	0.48	0.73
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2012	$42,678	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Microsoft Corp.	12.4%
Apple, Inc.	11.5
Amazon.com, Inc.	6.0
Alphabet, Inc., Class C	3.8
Alphabet, Inc., Class A	3.7
NVIDIA Corp.	3.2
Tesla, Inc.	2.7
Meta Platforms, Inc., Class A	2.4
PepsiCo, Inc.	2.2
Broadcom, Inc.	2.0
Total	49.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq.

5

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$ 953.40	$2.36 **	0.48%
Class F	$1,000.00	$ 952.20	$3.59 **	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.53	$3.72 **	0.73%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 98.2%

Security	Shares	Value
Automobiles — 3.0%
Lucid Group, Inc.(1)(2)	35,718	$ 243,954
Rivian Automotive, Inc., Class A(1)	19,409	357,708
Tesla, Inc.(1)	51,738	6,373,087
		$ 6,974,749
Beverages — 3.2%
Keurig Dr Pepper, Inc.(1)	30,103	$ 1,073,473
Monster Beverage Corp.(1)	11,090	1,125,968
PepsiCo, Inc.	29,284	5,290,447
		$ 7,489,888
Biotechnology — 4.8%
Amgen, Inc.(1)	11,341	$ 2,978,600
Biogen, Inc.(1)	3,061	847,652
Gilead Sciences, Inc.	26,659	2,288,675
Moderna, Inc.(1)	8,166	1,466,777
Regeneron Pharmaceuticals, Inc.(1)	2,276	1,642,111
Seagen, Inc.(1)	3,946	507,101
Vertex Pharmaceuticals, Inc.(1)	5,456	1,575,584
		$ 11,306,500
Commercial Services & Supplies — 0.7%
Cintas Corp.	2,158	$ 974,596
Copart, Inc.(1)	10,124	616,450
		$ 1,591,046
Communications Equipment — 1.8%
Cisco Systems, Inc.(1)	87,319	$ 4,159,877
		$ 4,159,877
Electric Utilities — 1.4%
American Electric Power Co., Inc.	10,922	$ 1,037,044
Constellation Energy Corp.	6,951	599,246
Exelon Corp.	21,122	913,104
Xcel Energy, Inc.	11,632	815,519
		$ 3,364,913
Energy Equipment & Services — 0.3%
Baker Hughes Co.	21,287	$ 628,605
		$ 628,605
Entertainment — 2.2%
Activision Blizzard, Inc.	16,635	$ 1,273,410
Electronic Arts, Inc.	5,868	716,952
Netflix, Inc.(1)	9,459	2,789,270
Warner Bros. Discovery, Inc.(1)	51,617	489,329
		$ 5,268,961
Security	Shares	Value
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	9,408	$ 4,294,752
Walgreens Boots Alliance, Inc.	18,382	686,752
		$ 4,981,504
Food Products — 1.3%
Kraft Heinz Co. (The)	26,036	$ 1,059,926
Mondelez International, Inc., Class A	29,027	1,934,649
		$ 2,994,575
Health Care Equipment & Supplies — 1.7%
Align Technology, Inc.(1)	1,660	$ 350,094
DexCom, Inc.(1)	8,210	929,700
IDEXX Laboratories, Inc.(1)	1,760	718,010
Intuitive Surgical, Inc.(1)	7,511	1,993,044
		$ 3,990,848
Hotels, Restaurants & Leisure — 2.5%
Airbnb, Inc., Class A(1)	8,465	$ 723,758
Booking Holdings, Inc.(1)	824	1,660,591
Marriott International, Inc., Class A	6,728	1,001,732
Starbucks Corp.(1)	24,397	2,420,182
		$ 5,806,263
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	14,290	$ 3,062,347
		$ 3,062,347
Interactive Media & Services — 9.9%
Alphabet, Inc., Class A(1)	99,746	$ 8,800,589
Alphabet, Inc., Class C(1)	99,715	8,847,712
Meta Platforms, Inc., Class A(1)	47,796	5,751,771
		$ 23,400,072
Internet & Direct Marketing Retail — 7.1%
Amazon.com, Inc.(1)	167,147	$ 14,040,348
eBay, Inc.	11,534	478,315
JD.com, Inc. ADR	10,326	579,598
MercadoLibre, Inc.(1)	1,069	904,631
Pinduoduo, Inc. ADR(1)	9,949	811,341
		$ 16,814,233
IT Services — 2.8%
Automatic Data Processing, Inc.	8,817	$ 2,106,029
Cognizant Technology Solutions Corp., Class A	10,924	624,743
Fiserv, Inc.(1)	13,498	1,364,243
Paychex, Inc.	7,660	885,190
PayPal Holdings, Inc.(1)	24,232	1,725,803
		$ 6,706,008

7
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services — 0.3%
Illumina, Inc.(1)	3,343	$ 675,955
		$ 675,955
Machinery — 0.3%
PACCAR, Inc.(1)	7,392	$ 731,586
		$ 731,586
Media — 2.0%
Charter Communications, Inc., Class A(1)	3,309	$ 1,122,082
Comcast Corp., Class A(1)	91,695	3,206,574
Sirius XM Holdings, Inc.(2)	82,674	482,816
		$ 4,811,472
Multiline Retail — 0.3%
Dollar Tree, Inc.(1)	4,701	$ 664,909
		$ 664,909
Oil, Gas & Consumable Fuels — 0.2%
Diamondback Energy, Inc.	3,741	$ 511,694
		$ 511,694
Pharmaceuticals — 0.4%
AstraZeneca PLC	12,985	$ 880,383
		$ 880,383
Professional Services — 0.5%
CoStar Group, Inc.(1)	8,644	$ 668,008
Verisk Analytics, Inc.	3,324	586,420
		$ 1,254,428
Road & Rail — 0.9%
CSX Corp.	44,688	$ 1,384,434
Old Dominion Freight Line, Inc.	2,348	666,316
		$ 2,050,750
Semiconductors & Semiconductor Equipment — 14.7%
Advanced Micro Devices, Inc.(1)	34,271	$ 2,219,733
Analog Devices, Inc.	10,825	1,775,625
Applied Materials, Inc.(1)	18,286	1,780,691
ASML Holding NV-NY Shares	1,878	1,026,139
Broadcom, Inc.	8,608	4,812,991
Enphase Energy, Inc.(1)	2,889	765,469
GlobalFoundries, Inc.(1)(2)	11,586	624,370
Intel Corp.	87,721	2,318,466
KLA Corp.	3,012	1,135,614
Lam Research Corp.	2,899	1,218,450
Marvell Technology, Inc.(1)	18,122	671,239
Microchip Technology, Inc.	11,691	821,293
Micron Technology, Inc.	23,108	1,154,938
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	52,288	$ 7,641,368
NXP Semiconductors NV	5,508	870,429
QUALCOMM, Inc.	23,827	2,619,540
Texas Instruments, Inc.	19,291	3,187,259
		$ 34,643,614
Software — 18.0%
Adobe, Inc.(1)	9,882	$ 3,325,589
ANSYS, Inc.(1)	1,852	447,425
Atlassian Corp., Ltd., Class A(1)	3,152	405,599
Autodesk, Inc.(1)	4,588	857,360
Cadence Design Systems, Inc.(1)	5,831	936,692
CrowdStrike Holdings, Inc., Class A(1)	4,640	488,546
Datadog, Inc., Class A(1)	6,208	456,288
Fortinet, Inc.(1)	16,605	811,818
Intuit, Inc.(1)	5,971	2,324,033
Microsoft Corp.(1)	121,629	29,169,067
Palo Alto Networks, Inc.(1)	6,427	896,824
Synopsys, Inc.(1)	3,250	1,037,692
Workday, Inc., Class A(1)	4,294	718,515
Zoom Video Communications, Inc., Class A(1)	5,221	353,670
Zscaler, Inc.(1)	3,065	342,973
		$ 42,572,091
Specialty Retail — 0.8%
O'Reilly Automotive, Inc.(1)	1,330	$ 1,122,560
Ross Stores, Inc.	7,377	856,248
		$ 1,978,808
Technology Hardware, Storage & Peripherals — 11.5%
Apple, Inc.	209,636	$ 27,238,005
		$ 27,238,005
Textiles, Apparel & Luxury Goods — 0.4%
lululemon Athletica, Inc.(1)	2,600	$ 832,988
		$ 832,988
Trading Companies & Distributors — 0.2%
Fastenal Co.	12,174	$ 576,074
		$ 576,074
Wireless Telecommunication Services — 1.6%
T-Mobile US, Inc.(1)	26,445	$ 3,702,300
		$ 3,702,300
Total Common Stocks (identified cost $98,059,885)		$231,665,446

8
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Schedule of Investments — continued

Exchange-Traded Funds — 0.6%

Security	Shares	Value
Equity Funds — 0.6%
Invesco QQQ TM Trust, Series 1	5,000	$ 1,331,400
Total Exchange-Traded Funds (identified cost $1,272,835)		$ 1,331,400

Short-Term Investments — 1.8%
Affiliated Fund — 1.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(3)	2,444,037	$ 2,444,037
Total Affiliated Fund (identified cost $2,444,037)		$ 2,444,037
Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(4)	1,369,452	$ 1,369,452
Total Securities Lending Collateral (identified cost $1,369,452)		$ 1,369,452
U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 1/26/23(5)	$500	$ 498,762
Total U.S. Treasury Obligations (identified cost $499,742)		$ 498,762
Total Short-Term Investments (identified cost $4,313,231)		$ 4,312,251
Total Investments — 100.6% (identified cost $103,645,951)		$237,309,097
Other Assets, Less Liabilities — (0.6)%		$ (1,314,618)
Net Assets — 100.0%		$ 235,994,479

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $1,337,614.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(4)	Represents investment of cash collateral received in connection with securities lending.
(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

9
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini NASDAQ-100® Index	11	Long	3/17/23	$2,424,895	$ (132,220)
					$(132,220)

Abbreviations:
ADR	– American Depositary Receipt
10
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $101,201,914) - including $1,337,614 of securities on loan	$ 234,865,060
Investments in securities of affiliated issuers, at value (identified cost $2,444,037)	2,444,037
Cash	2
Receivable for capital shares sold	150,849
Dividends receivable	97,207
Dividends receivable - affiliated	12,917
Securities lending income receivable	7,199
Receivable from affiliate	21,361
Directors' deferred compensation plan	30,582
Total assets	$237,629,214
Liabilities
Payable for variation margin on open futures contracts	$ 2,300
Payable for capital shares redeemed	8,018
Deposits for securities loaned	1,369,452
Payable to affiliates:
Investment advisory fee	61,888
Administrative fee	24,979
Distribution and service fees	11,103
Sub-transfer agency fee	105
Directors' deferred compensation plan	30,582
Accrued expenses	126,308
Total liabilities	$ 1,634,735
Net Assets	$235,994,479
Sources of Net Assets
Paid-in capital	$ 106,272,241
Distributable earnings	129,722,238
Net Assets	$235,994,479
Class I Shares
Net Assets	$ 184,732,911
Shares Outstanding	1,985,898
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 93.02
Class F Shares
Net Assets	$ 51,261,568
Shares Outstanding	563,475
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 90.97
11
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $4,774)	$ 2,313,336
Dividend income - affiliated issuers	69,648
Interest income	3,532
Securities lending income, net	93,384
Total investment income	$ 2,479,900
Expenses
Investment advisory fee	$ 807,464
Administrative fee	322,986
Distribution and service fees:
Class F	122,586
Directors' fees and expenses	13,069
Custodian fees	7,429
Transfer agency fees and expenses	254,080
Accounting fees	62,665
Professional fees	42,049
Reports to shareholders	8,309
Miscellaneous	94,873
Total expenses	$ 1,735,510
Waiver and/or reimbursement of expenses by affiliate	$ (325,813)
Net expenses	$ 1,409,697
Net investment income	$ 1,070,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (2,938,605)
Investment securities - affiliated issuers	198
Futures contracts	(1,828,526)
Net realized loss	$ (4,766,933)
Change in unrealized appreciation (depreciation):
Investment securities	$ (107,958,544)
Investment securities - affiliated issuers	(83)
Futures contracts	(220,780)
Net change in unrealized appreciation (depreciation)	$(108,179,407)
Net realized and unrealized loss	$(112,946,340)
Net decrease in net assets from operations	$(111,876,137)
12
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,070,203	$ 499,475
Net realized gain (loss)	(4,766,933)	12,904,389
Net change in unrealized appreciation (depreciation)	(108,179,407)	58,153,969
Net increase (decrease) in net assets from operations	$(111,876,137)	$ 71,557,833
Distributions to shareholders:
Class I	$ (10,636,246)	$ (15,076,297)
Class F	(2,774,436)	(2,504,367)
Total distributions to shareholders	$ (13,410,682)	$ (17,580,664)
Capital share transactions:
Class I	$ (160,050)	$ 2,803,161
Class F	20,757,139	23,094,605
Net increase in net assets from capital share transactions	$ 20,597,089	$ 25,897,766
Net increase (decrease) in net assets	$(104,689,730)	$ 79,874,935
Net Assets
At beginning of year	$ 340,684,209	$ 260,809,274
At end of year	$ 235,994,479	$340,684,209
13
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Financial Highlights

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 146.70	$ 122.67	$ 86.05	$ 63.98	$ 65.60
Income (Loss) From Operations
Net investment income(1)	$ 0.50	$ 0.27	$ 0.42	$ 0.44	$ 0.41
Net realized and unrealized gain (loss)	(48.48)	31.85	40.48	24.00	(0.46)
Total income (loss) from operations	$ (47.98)	$ 32.12	$ 40.90	$ 24.44	$ (0.05)
Less Distributions
From net investment income	$ (0.21)	$ (0.39)	$ (0.49)	$ (0.41)	$ (0.40)
From net realized gain	(5.49)	(7.70)	(3.79)	(1.96)	(1.17)
Total distributions	$ (5.70)	$ (8.09)	$ (4.28)	$ (2.37)	$ (1.57)
Net asset value — End of year	$ 93.02	$ 146.70	$ 122.67	$ 86.05	$ 63.98
Total Return(2)	(32.64)%	26.87%	48.22%	38.77%	(0.47)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$184,733	$287,931	$237,710	$176,210	$130,777
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	0.59%	0.60%	0.59%	0.60%
Net expenses	0.48% (4)	0.48%	0.48%	0.48%	0.48%
Net investment income	0.44%	0.20%	0.42%	0.58%	0.58%
Portfolio Turnover	7%	8%	12%	8%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
14
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$144.01	$ 120.85	$ 85.03	$ 63.40	$ 65.18
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.23	$ (0.07)	$ 0.16	$ 0.25	$ 0.23
Net realized and unrealized gain (loss)	(47.57)	31.32	39.94	23.75	(0.44)
Total income (loss) from operations	$ (47.34)	$ 31.25	$ 40.10	$24.00	$ (0.21)
Less Distributions
From net investment income	$ (0.21)	$ (0.39)	$ (0.49)	$ (0.41)	$ (0.40)
From net realized gain	(5.49)	(7.70)	(3.79)	(1.96)	(1.17)
Total distributions	$ (5.70)	$ (8.09)	$ (4.28)	$ (2.37)	$ (1.57)
Net asset value — End of year	$ 90.97	$144.01	$120.85	$85.03	$63.40
Total Return(2)	(32.81)%	26.55%	47.86%	38.44%	(0.72)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,262	$ 52,753	$ 23,099	$ 5,669	$ 1,770
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.85%	0.84%	0.85%	0.84%	0.84%
Net expenses	0.73% (4)	0.73%	0.73%	0.73%	0.73%
Net investment income (loss)	0.21%	(0.05)%	0.16%	0.32%	0.33%
Portfolio Turnover	7%	8%	12%	8%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
15
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Nasdaq 100 Index Portfolio (the Fund) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
16

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 231,665,446(1)	$ —	$ —	$ 231,665,446
Exchange-Traded Funds	1,331,400	—	—	1,331,400
Short-Term Investments:
Affiliated Fund	2,444,037	—	—	2,444,037
Securities Lending Collateral	1,369,452	—	—	1,369,452
U.S. Treasury Obligations	—	498,762	—	498,762
Total Investments	$236,810,335	$498,762	$ —	$237,309,097
Liability Description
Futures Contracts	$ (132,220)	$ —	$ —	$ (132,220)
Total	$ (132,220)	$ —	$ —	$ (132,220)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund
17

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $807,464.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $4,831 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $320,982.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $322,986.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $122,586 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $308 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
18

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $253,345, of which $57,661 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $4,291.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $28,835,878 and $18,499,967, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 2,001,665	$ 1,590,871
Long-term capital gains	$11,409,017	$15,989,793
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,070,198
Deferred capital losses	(4,987,805)
Net unrealized appreciation	133,639,845
Distributable earnings	$129,722,238
At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $4,987,805 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $2,700,204 are short-term and $2,287,601 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$103,669,252
Gross unrealized appreciation	$ 141,152,302
Gross unrealized depreciation	(7,512,457)
Net unrealized appreciation	$133,639,845
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
19

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(132,220) (1)

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (1,828,526)	$ (220,780)
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2022 was approximately $5,296,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $1,337,614 and the total value of collateral received was $1,369,452, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,369,452	$ —	$ —	$ —	$1,369,452
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
20

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $2,444,037, which represents 1.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,793,210	$ 5,251,931	$(12,045,256)	$ 198	$ (83)	$ —	$ 1,431	—
Liquidity Fund	—	25,964,347	(23,520,310)	—	—	2,444,037	68,217	2,444,037
Total				$ 198	$ (83)	$2,444,037	$69,648
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 10,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	131,475	$ 14,786,625	151,653	$ 20,354,884
Reinvestment of distributions	116,116	10,636,246	113,552	15,076,297
Shares redeemed	(224,430)	(25,582,921)	(240,249)	(32,628,020)
Net increase (decrease)	23,161	$ (160,050)	24,956	$ 2,803,161
Class F
Shares sold	177,717	$ 19,243,996	168,919	$ 22,240,160
Reinvestment of distributions	30,954	2,774,436	19,204	2,504,367
Shares redeemed	(11,504)	(1,261,293)	(12,953)	(1,649,922)
Net increase	197,167	$ 20,757,139	175,170	$ 23,094,605
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 33.0% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 52.8%.
21

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
22

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
23

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
24

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
25

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
26

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

27

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
28

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
29

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24229     12.31.22

Calvert
VP S&P 500® Index Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP S&P 500® Index Portfolio

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.

Investment Strategy
As an index fund, Calvert VP S&P 500 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S&P 500® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent within the Index in approximately the same weighting as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP S&P 500 Index Portfolio (the Fund) returned -18.34% for Class I shares at net asset value (NAV). By comparison, its benchmark, the S&P 500® Index (the Index), returned -18.11% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Mid-cap stocks and small-cap stocks outperformed large-cap stocks during the period, while large-cap value stocks outperformed large-cap growth stocks within the S&P family of indexes.
Nine of the 11 market sectors within the Index had negative returns during the period. Energy -- the best-performing sector -- returned more than 65% during the period. Utilities also had positive returns. The worst-performing sectors within the Index during the period were communication services, consumer discretionary, information technology (IT), and real estate -- all with negative returns exceeding 26%.
At period-end, the IT, health care, financials, and consumer discretionary sectors had the largest weightings within the Index. In contrast, the materials, real estate, and utilities sectors had the smallest weightings within the Index at period-end.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful negative impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	12/29/1995	12/29/1995	(18.34)%	9.12%	12.19%

S&P 500® Index	—	—	(18.11)%	9.42%	12.56%

% Total Annual Operating Expense Ratios[3]
Gross	0.43%
Net	0.28
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	5.8%
Microsoft Corp.	5.3
SPDR S&P 500 ETF Trust	2.8
Amazon.com, Inc.	2.2
Berkshire Hathaway, Inc., Class B	1.6
Alphabet, Inc., Class A	1.6
UnitedHealth Group, Inc.	1.5
Alphabet, Inc., Class C	1.4
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.3
Total	24.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
	$1,000.00	$1,021.60	$1.43 **	0.28%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.79	$1.43 **	0.28%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments

Common Stocks — 95.0%

Security	Shares	Value
Aerospace & Defense — 1.8%
Boeing Co. (The)(1)	6,842	$ 1,303,333
General Dynamics Corp.	2,768	686,768
Howmet Aerospace, Inc.	4,444	175,138
Huntington Ingalls Industries, Inc.	492	113,495
L3Harris Technologies, Inc.	2,298	478,467
Lockheed Martin Corp.	2,848	1,385,523
Northrop Grumman Corp.	1,746	952,635
Raytheon Technologies Corp.	17,930	1,809,496
Textron, Inc.	2,603	184,292
TransDigm Group, Inc.	634	399,198
		$ 7,488,345
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	1,421	$ 130,107
Expeditors International of Washington, Inc.	2,036	211,581
FedEx Corp.	2,890	500,548
United Parcel Service, Inc., Class B	8,899	1,547,002
		$ 2,389,238
Airlines — 0.2%
Alaska Air Group, Inc.(1)	1,813	$ 77,850
American Airlines Group, Inc.(1)	8,946	113,793
Delta Air Lines, Inc.(1)	8,165	268,302
Southwest Airlines Co.(1)	7,557	254,444
United Airlines Holdings, Inc.(1)	4,021	151,592
		$ 865,981
Auto Components — 0.1%
Aptiv PLC(1)	3,334	$ 310,495
BorgWarner, Inc.	2,948	118,657
		$ 429,152
Automobiles — 1.3%
Ford Motor Co.	48,604	$ 565,264
General Motors Co.	17,149	576,892
Tesla, Inc.(1)	32,803	4,040,674
		$ 5,182,830
Banks — 3.6%
Bank of America Corp.	85,198	$ 2,821,758
Citigroup, Inc.	23,379	1,057,432
Citizens Financial Group, Inc.	6,337	249,488
Comerica, Inc.	1,732	115,784
Fifth Third Bancorp	8,445	277,081
Security	Shares	Value
Banks (continued)
First Republic Bank	2,287	$ 278,762
Huntington Bancshares, Inc.	17,749	250,261
JPMorgan Chase & Co.	35,774	4,797,293
KeyCorp	11,262	196,184
M&T Bank Corp.	2,084	302,305
PNC Financial Services Group, Inc. (The)	4,868	768,852
Regions Financial Corp.	11,279	243,175
Signature Bank	795	91,600
SVB Financial Group(1)	727	167,312
Truist Financial Corp.	16,324	702,422
U.S. Bancorp	16,640	725,670
Wells Fargo & Co.	46,461	1,918,375
Zions Bancorp NA	1,934	95,075
		$ 15,058,829
Beverages — 1.8%
Brown-Forman Corp., Class B	2,396	$ 157,369
Coca-Cola Co. (The)	47,405	3,015,432
Constellation Brands, Inc., Class A	1,961	454,462
Keurig Dr Pepper, Inc.	10,456	372,861
Molson Coors Beverage Co., Class B	2,269	116,899
Monster Beverage Corp.(1)	4,706	477,800
PepsiCo, Inc.	16,780	3,031,475
		$ 7,626,298
Biotechnology — 2.3%
AbbVie, Inc.	21,537	$ 3,480,595
Amgen, Inc.	6,507	1,708,998
Biogen, Inc.(1)	1,738	481,287
Gilead Sciences, Inc.	15,320	1,315,222
Incyte Corp.(1)	2,229	179,033
Moderna, Inc.(1)	3,988	716,325
Regeneron Pharmaceuticals, Inc.(1)	1,293	932,887
Vertex Pharmaceuticals, Inc.(1)	3,098	894,640
		$ 9,708,987
Building Products — 0.4%
A.O. Smith Corp.	1,597	$ 91,413
Allegion PLC	1,081	113,786
Carrier Global Corp.	10,357	427,226
Johnson Controls International PLC	8,477	542,528
Masco Corp.	2,775	129,509
Trane Technologies PLC	2,852	479,393
		$ 1,783,855

7
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Capital Markets — 3.0%
Ameriprise Financial, Inc.	1,285	$ 400,110
Bank of New York Mellon Corp. (The)	9,050	411,956
BlackRock, Inc.	1,836	1,301,045
Cboe Global Markets, Inc.	1,329	166,750
Charles Schwab Corp. (The)	18,622	1,550,468
CME Group, Inc.	4,342	730,151
FactSet Research Systems, Inc.	493	197,797
Franklin Resources, Inc.	3,777	99,637
Goldman Sachs Group, Inc. (The)	4,133	1,419,190
Intercontinental Exchange, Inc.	6,742	691,662
Invesco, Ltd.	5,598	100,708
MarketAxess Holdings, Inc.	454	126,616
Moody's Corp.	1,942	541,080
Morgan Stanley(2)	16,093	1,368,227
MSCI, Inc.	991	460,983
Nasdaq, Inc.	4,171	255,891
Northern Trust Corp.	2,650	234,498
Raymond James Financial, Inc.	2,384	254,730
S&P Global, Inc.	4,068	1,362,536
State Street Corp.	4,429	343,557
T. Rowe Price Group, Inc.	2,778	302,969
		$ 12,320,561
Chemicals — 1.8%
Air Products & Chemicals, Inc.	2,677	$ 825,212
Albemarle Corp.	1,414	306,640
Celanese Corp.	1,227	125,448
CF Industries Holdings, Inc.	2,452	208,910
Corteva, Inc.	8,844	519,850
Dow, Inc.	8,495	428,063
DuPont de Nemours, Inc.	6,165	423,104
Eastman Chemical Co.	1,448	117,925
Ecolab, Inc.	2,991	435,370
FMC Corp.	1,617	201,802
International Flavors & Fragrances, Inc.	3,078	322,698
Linde PLC	6,020	1,963,604
LyondellBasell Industries NV, Class A	3,131	259,967
Mosaic Co. (The)	4,249	186,404
PPG Industries, Inc.	2,837	356,724
Sherwin-Williams Co. (The)	2,903	688,969
		$ 7,370,690
Commercial Services & Supplies — 0.5%
Cintas Corp.	1,042	$ 470,588
Copart, Inc.(1)	5,350	325,762
Republic Services, Inc.	2,479	319,766
Security	Shares	Value
Commercial Services & Supplies (continued)
Rollins, Inc.	2,835	$ 103,591
Waste Management, Inc.	4,509	707,372
		$ 1,927,079
Communications Equipment — 0.8%
Arista Networks, Inc.(1)	3,033	$ 368,054
Cisco Systems, Inc.	49,987	2,381,381
F5, Inc.(1)	733	105,193
Juniper Networks, Inc.	3,970	126,881
Motorola Solutions, Inc.	2,018	520,059
		$ 3,501,568
Construction & Engineering — 0.1%
Quanta Services, Inc.	1,760	$ 250,800
		$ 250,800
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	749	$ 253,140
Vulcan Materials Co.	1,604	280,876
		$ 534,016
Consumer Finance — 0.5%
American Express Co.	7,216	$ 1,066,164
Capital One Financial Corp.	4,724	439,143
Discover Financial Services	3,362	328,904
Synchrony Financial	5,438	178,693
		$ 2,012,904
Containers & Packaging — 0.3%
Amcor PLC	17,974	$ 214,070
Avery Dennison Corp.	1,056	191,136
Ball Corp.	4,002	204,662
International Paper Co.	4,455	154,277
Packaging Corp. of America	1,173	150,038
Sealed Air Corp.	1,746	87,091
WestRock Co.	3,189	112,125
		$ 1,113,399
Distributors — 0.2%
Genuine Parts Co.	1,741	$ 302,081
LKQ Corp.	3,246	173,369
Pool Corp.	471	142,397
		$ 617,847

8
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	22,017	$ 6,801,051
		$ 6,801,051
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	86,978	$ 1,601,265
Lumen Technologies, Inc.	12,081	63,063
Verizon Communications, Inc.	51,220	2,018,068
		$ 3,682,396
Electric Utilities — 2.0%
Alliant Energy Corp.	3,139	$ 173,304
American Electric Power Co., Inc.	6,203	588,975
Constellation Energy Corp.	4,022	346,737
Duke Energy Corp.	9,295	957,292
Edison International	4,610	293,288
Entergy Corp.	2,564	288,450
Evergy, Inc.	2,872	180,735
Eversource Energy	4,264	357,494
Exelon Corp.	12,266	530,259
FirstEnergy Corp.	6,680	280,159
NextEra Energy, Inc.	24,192	2,022,451
NRG Energy, Inc.	2,894	92,087
PG&E Corp.(1)(3)	19,623	319,070
Pinnacle West Capital Corp.	1,540	117,101
PPL Corp.	9,209	269,087
Southern Co. (The)	13,302	949,896
Xcel Energy, Inc.	6,815	477,800
		$ 8,244,185
Electrical Equipment — 0.6%
AMETEK, Inc.	2,772	$ 387,304
Eaton Corp. PLC	4,801	753,517
Emerson Electric Co.	7,277	699,029
Generac Holdings, Inc.(1)	805	81,031
Rockwell Automation, Inc.	1,421	366,007
		$ 2,286,888
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	7,183	$ 546,914
CDW Corp.	1,664	297,157
Corning, Inc.	9,530	304,388
Keysight Technologies, Inc.(1)	2,158	369,169
TE Connectivity, Ltd.	3,936	451,853
Teledyne Technologies, Inc.(1)	595	237,947
Trimble, Inc.(1)	3,202	161,893
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(1)	637	$ 163,333
		$ 2,532,654
Energy Equipment & Services — 0.4%
Baker Hughes Co.	12,451	$ 367,678
Halliburton Co.	10,961	431,316
Schlumberger, Ltd.	17,407	930,578
		$ 1,729,572
Entertainment — 1.3%
Activision Blizzard, Inc.	8,761	$ 670,655
Electronic Arts, Inc.	3,251	397,207
Live Nation Entertainment, Inc.(1)	1,774	123,719
Netflix, Inc.(1)	5,427	1,600,314
Take-Two Interactive Software, Inc.(1)	2,042	212,633
Walt Disney Co. (The)(1)	22,196	1,928,388
Warner Bros. Discovery, Inc.(1)	27,187	257,733
		$ 5,190,649
Equity Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	1,874	$ 272,986
American Tower Corp.	5,692	1,205,907
AvalonBay Communities, Inc.	1,750	282,660
Boston Properties, Inc.	1,813	122,522
Camden Property Trust	1,285	143,766
Crown Castle, Inc.	5,329	722,826
Digital Realty Trust, Inc.	3,562	357,162
Equinix, Inc.	1,121	734,289
Equity Residential	4,106	242,254
Essex Property Trust, Inc.	832	176,317
Extra Space Storage, Inc.	1,648	242,553
Federal Realty Investment Trust	971	98,110
Healthpeak Properties, Inc.	6,880	172,482
Host Hotels & Resorts, Inc.	9,109	146,199
Invitation Homes, Inc.	7,136	211,511
Iron Mountain, Inc.	3,577	178,313
Kimco Realty Corp.	7,823	165,691
Mid-America Apartment Communities, Inc.	1,471	230,932
Prologis, Inc.	11,282	1,271,820
Public Storage	1,946	545,250
Realty Income Corp.	7,672	486,635
Regency Centers Corp.	1,918	119,875
SBA Communications Corp.	1,349	378,138
Simon Property Group, Inc.	3,946	463,576
UDR, Inc.	3,758	145,547
Ventas, Inc.	5,125	230,881

9
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties, Inc.	12,050	$ 390,420
Vornado Realty Trust	2,028	42,203
Welltower, Inc.	5,768	378,092
Weyerhaeuser Co.	8,883	275,373
		$ 10,434,290
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	5,388	$ 2,459,622
Kroger Co. (The)	7,863	350,532
Sysco Corp.	6,270	479,341
Walgreens Boots Alliance, Inc.	8,971	335,157
Walmart, Inc.	17,187	2,436,945
		$ 6,061,597
Food Products — 1.2%
Archer-Daniels-Midland Co.	6,631	$ 615,688
Campbell Soup Co.	2,478	140,627
Conagra Brands, Inc.	6,120	236,844
General Mills, Inc.	7,331	614,704
Hershey Co. (The)	1,827	423,078
Hormel Foods Corp.	3,699	168,489
JM Smucker Co. (The)	1,382	218,992
Kellogg Co.	3,171	225,902
Kraft Heinz Co. (The)	9,803	399,080
Lamb Weston Holdings, Inc.	1,808	161,563
McCormick & Co., Inc.	3,186	264,088
Mondelez International, Inc., Class A	16,484	1,098,659
Tyson Foods, Inc., Class A	3,648	227,088
		$ 4,794,802
Gas Utilities — 0.0%(4)
Atmos Energy Corp.	1,785	$ 200,045
		$ 200,045
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	21,226	$ 2,330,402
Align Technology, Inc.(1)	894	188,545
Baxter International, Inc.	6,085	310,152
Becton, Dickinson and Co.	3,443	875,555
Boston Scientific Corp.(1)	17,289	799,962
Cooper Cos., Inc. (The)	607	200,717
DENTSPLY SIRONA, Inc.	3,032	96,539
DexCom, Inc.(1)	4,662	527,925
Edwards Lifesciences Corp.(1)	7,463	556,814
Hologic, Inc.(1)	3,189	238,569
IDEXX Laboratories, Inc.(1)	1,025	418,159
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(1)	4,266	$ 1,131,983
Medtronic PLC	16,244	1,262,484
ResMed, Inc.	1,831	381,086
STERIS PLC	1,277	235,849
Stryker Corp.	4,065	993,852
Teleflex, Inc.	566	141,291
Zimmer Biomet Holdings, Inc.	2,533	322,957
		$ 11,012,841
Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	2,016	$ 334,071
Cardinal Health, Inc.	3,164	243,217
Centene Corp.(1)	6,835	560,538
Cigna Corp.	3,691	1,222,976
CVS Health Corp.	16,036	1,494,395
DaVita, Inc.(1)	786	58,691
Elevance Health, Inc.	2,915	1,495,308
HCA Healthcare, Inc.	2,559	614,058
Henry Schein, Inc.(1)	1,675	133,782
Humana, Inc.	1,528	782,626
Laboratory Corp. of America Holdings	1,113	262,089
McKesson Corp.	1,712	642,205
Molina Healthcare, Inc.(1)	745	246,014
Quest Diagnostics, Inc.	1,375	215,105
UnitedHealth Group, Inc.	11,397	6,042,462
Universal Health Services, Inc., Class B	818	115,248
		$ 14,462,785
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(1)	468	$ 943,151
Caesars Entertainment, Inc.(1)	2,882	119,891
Carnival Corp.(1)(3)	12,221	98,501
Chipotle Mexican Grill, Inc.(1)	342	474,522
Darden Restaurants, Inc.	1,524	210,815
Domino's Pizza, Inc.	451	156,226
Expedia Group, Inc.(1)	1,930	169,068
Hilton Worldwide Holdings, Inc.	3,265	412,565
Las Vegas Sands Corp.(1)(3)	4,044	194,395
Marriott International, Inc., Class A	3,248	483,595
McDonald's Corp.	8,918	2,350,161
MGM Resorts International	3,847	128,990
Norwegian Cruise Line Holdings, Ltd.(1)(3)	5,240	64,138
Royal Caribbean Cruises, Ltd.(1)(3)	2,700	133,461
Starbucks Corp.	14,016	1,390,387
Wynn Resorts, Ltd.(1)	1,413	116,530

10
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	3,502	$ 448,536
		$ 7,894,932
Household Durables — 0.3%
D.R. Horton, Inc.	3,939	$ 351,122
Garmin, Ltd.	1,851	170,829
Lennar Corp., Class A	3,174	287,247
Mohawk Industries, Inc.(1)	700	71,554
Newell Brands, Inc.	5,171	67,637
NVR, Inc.(1)	39	179,891
PulteGroup, Inc.	2,750	125,207
Whirlpool Corp.	671	94,920
		$ 1,348,407
Household Products — 1.5%
Church & Dwight Co., Inc.	2,989	$ 240,943
Clorox Co. (The)	1,570	220,318
Colgate-Palmolive Co.	10,265	808,779
Kimberly-Clark Corp.	4,074	553,046
Procter & Gamble Co. (The)	28,961	4,389,329
		$ 6,212,415
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	8,456	$ 243,195
		$ 243,195
Industrial Conglomerates — 0.9%
3M Co.	6,672	$ 800,106
General Electric Co.	13,189	1,105,106
Honeywell International, Inc.	8,195	1,756,189
		$ 3,661,401
Insurance — 2.3%
Aflac, Inc.	6,830	$ 491,350
Allstate Corp. (The)	3,201	434,056
American International Group, Inc.	8,968	567,136
Aon PLC, Class A	2,497	749,450
Arch Capital Group, Ltd.(1)	4,600	288,788
Arthur J. Gallagher & Co.	2,545	479,834
Assurant, Inc.	747	93,420
Brown & Brown, Inc.	2,885	164,358
Chubb, Ltd.	5,010	1,105,206
Cincinnati Financial Corp.	1,912	195,770
Everest Re Group, Ltd.	485	160,666
Globe Life, Inc.	1,092	131,641
Hartford Financial Services Group, Inc. (The)	3,977	301,576
Security	Shares	Value
Insurance (continued)
Lincoln National Corp.	1,927	$ 59,197
Loews Corp.	2,433	141,917
Marsh & McLennan Cos., Inc.	5,987	990,729
MetLife, Inc.	7,955	575,703
Principal Financial Group, Inc.	2,747	230,528
Progressive Corp. (The)	7,062	916,012
Prudential Financial, Inc.	4,442	441,801
Travelers Cos., Inc. (The)	2,829	530,409
W.R. Berkley Corp.	2,622	190,279
Willis Towers Watson PLC	1,307	319,666
		$ 9,559,492
Interactive Media & Services — 3.8%
Alphabet, Inc., Class A(1)	72,978	$ 6,438,849
Alphabet, Inc., Class C(1)	64,636	5,735,152
Match Group, Inc.(1)	3,728	154,675
Meta Platforms, Inc., Class A(1)	27,381	3,295,030
		$ 15,623,706
Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc.(1)	108,434	$ 9,108,456
eBay, Inc.	6,550	271,629
Etsy, Inc.(1)	1,617	193,684
		$ 9,573,769
IT Services — 4.2%
Accenture PLC, Class A	7,671	$ 2,046,930
Akamai Technologies, Inc.(1)	2,073	174,754
Automatic Data Processing, Inc.	5,071	1,211,259
Broadridge Financial Solutions, Inc.	1,467	196,769
Cognizant Technology Solutions Corp., Class A	6,372	364,415
DXC Technology Co.(1)	2,829	74,968
EPAM Systems, Inc.(1)	715	234,334
Fidelity National Information Services, Inc.	7,163	486,010
Fiserv, Inc.(1)	7,665	774,701
FleetCor Technologies, Inc.(1)	923	169,537
Gartner, Inc.(1)	973	327,064
Global Payments, Inc.	3,411	338,780
International Business Machines Corp.	11,038	1,555,144
Jack Henry & Associates, Inc.	929	163,095
Mastercard, Inc., Class A	10,368	3,605,265
Paychex, Inc.	3,872	447,448
PayPal Holdings, Inc.(1)	13,761	980,058
VeriSign, Inc.(1)	1,149	236,051
Visa, Inc., Class A	19,938	4,142,319
		$ 17,528,901

11
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Leisure Products — 0.0%(4)
Hasbro, Inc.	1,748	$ 106,646
		$ 106,646
Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	3,573	$ 534,699
Bio-Rad Laboratories, Inc., Class A(1)	289	121,522
Bio-Techne Corp.	1,960	162,445
Charles River Laboratories International, Inc.(1)	644	140,328
Danaher Corp.	7,978	2,117,521
Illumina, Inc.(1)	1,899	383,978
IQVIA Holdings, Inc.(1)	2,242	459,363
Mettler-Toledo International, Inc.(1)	277	400,390
PerkinElmer, Inc.	1,524	213,695
Thermo Fisher Scientific, Inc.	4,777	2,630,646
Waters Corp.(1)	754	258,305
West Pharmaceutical Services, Inc.	945	222,406
		$ 7,645,298
Machinery — 1.8%
Caterpillar, Inc.	6,352	$ 1,521,685
Cummins, Inc.	1,735	420,373
Deere & Co.	3,353	1,437,632
Dover Corp.	1,788	242,113
Fortive Corp.	4,271	274,412
IDEX Corp.	970	221,480
Illinois Tool Works, Inc.	3,374	743,292
Ingersoll Rand, Inc.	5,080	265,430
Nordson Corp.	700	166,404
Otis Worldwide Corp.	5,172	405,019
PACCAR, Inc.	4,351	430,619
Parker-Hannifin Corp.	1,550	451,050
Pentair PLC	2,169	97,562
Snap-on, Inc.	668	152,631
Stanley Black & Decker, Inc.	1,889	141,902
Westinghouse Air Brake Technologies Corp.	2,238	223,375
Xylem, Inc.	2,300	254,311
		$ 7,449,290
Media — 0.8%
Charter Communications, Inc., Class A(1)	1,297	$ 439,813
Comcast Corp., Class A	52,578	1,838,653
DISH Network Corp., Class A(1)(3)	3,394	47,652
Fox Corp., Class A	3,772	114,555
Fox Corp., Class B	1,942	55,250
Interpublic Group of Cos., Inc. (The)	4,869	162,186
News Corp., Class A	5,344	97,261
Security	Shares	Value
Media (continued)
News Corp., Class B	2,023	$ 37,304
Omnicom Group, Inc.	2,521	205,638
Paramount Global, Class B	6,215	104,909
		$ 3,103,221
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	17,599	$ 668,762
Newmont Corp.	9,581	452,223
Nucor Corp.	3,097	408,216
Steel Dynamics, Inc.	2,040	199,308
		$ 1,728,509
Multiline Retail — 0.5%
Dollar General Corp.	2,723	$ 670,539
Dollar Tree, Inc.(1)	2,598	367,461
Target Corp.	5,556	828,066
		$ 1,866,066
Multi-Utilities — 0.9%
Ameren Corp.	3,180	$ 282,766
CenterPoint Energy, Inc.	7,747	232,332
CMS Energy Corp.	3,504	221,908
Consolidated Edison, Inc.	4,433	422,509
Dominion Energy, Inc.	10,058	616,756
DTE Energy Co.	2,339	274,903
NiSource, Inc.	5,358	146,916
Public Service Enterprise Group, Inc.	6,247	382,754
Sempra Energy	3,794	586,325
WEC Energy Group, Inc.	3,947	370,071
		$ 3,537,240
Oil, Gas & Consumable Fuels — 4.5%
APA Corp.	3,881	$ 181,165
Chevron Corp.	21,665	3,888,651
ConocoPhillips	15,196	1,793,128
Coterra Energy, Inc.	9,791	240,565
Devon Energy Corp.	8,058	495,648
Diamondback Energy, Inc.	2,208	302,010
EOG Resources, Inc.	7,090	918,297
EQT Corp.	4,600	155,618
Exxon Mobil Corp.	50,279	5,545,774
Hess Corp.	3,349	474,955
Kinder Morgan, Inc.	24,401	441,170
Marathon Oil Corp.	7,666	207,519
Marathon Petroleum Corp.	5,657	658,418
Occidental Petroleum Corp.	8,777	552,863

12
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	5,499	$ 361,284
Phillips 66	5,705	593,776
Pioneer Natural Resources Co.	2,868	655,023
Targa Resources Corp.	2,800	205,800
Valero Energy Corp.	4,654	590,406
Williams Cos., Inc. (The)	14,702	483,696
		$ 18,745,766
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	2,853	$ 707,858
		$ 707,858
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	25,939	$ 1,866,311
Catalent, Inc.(1)	2,327	104,738
Eli Lilly & Co.	9,605	3,513,893
Johnson & Johnson	31,893	5,633,899
Merck & Co., Inc.	30,874	3,425,470
Organon & Co.	3,526	98,481
Pfizer, Inc.	68,362	3,502,869
Viatris, Inc.	15,111	168,186
Zoetis, Inc.	5,626	824,490
		$ 19,138,337
Professional Services — 0.4%
CoStar Group, Inc.(1)	4,873	$ 376,586
Equifax, Inc.	1,506	292,706
Jacobs Solutions, Inc.	1,648	197,875
Leidos Holdings, Inc.	1,790	188,290
Robert Half International, Inc.	1,459	107,718
Verisk Analytics, Inc.	1,888	333,081
		$ 1,496,256
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	3,814	$ 293,525
		$ 293,525
Road & Rail — 0.8%
CSX Corp.	25,378	$ 786,210
J.B. Hunt Transport Services, Inc.	1,000	174,360
Norfolk Southern Corp.	2,795	688,744
Old Dominion Freight Line, Inc.	1,094	310,455
Union Pacific Corp.	7,496	1,552,197
		$ 3,511,966
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices, Inc.(1)	19,697	$ 1,275,775
Analog Devices, Inc.	6,209	1,018,462
Applied Materials, Inc.	10,385	1,011,291
Broadcom, Inc.	4,933	2,758,188
Enphase Energy, Inc.(1)	1,641	434,799
First Solar, Inc.(1)	1,197	179,299
Intel Corp.	50,376	1,331,438
KLA Corp.	1,745	657,917
Lam Research Corp.	1,646	691,814
Microchip Technology, Inc.	6,799	477,630
Micron Technology, Inc.	13,123	655,888
Monolithic Power Systems, Inc.	538	190,242
NVIDIA Corp.	30,373	4,438,710
NXP Semiconductors NV	3,128	494,318
ON Semiconductor Corp.(1)	5,437	339,106
Qorvo, Inc.(1)	1,224	110,943
QUALCOMM, Inc.	13,675	1,503,429
Skyworks Solutions, Inc.	1,975	179,982
SolarEdge Technologies, Inc.(1)	689	195,173
Teradyne, Inc.	1,880	164,218
Texas Instruments, Inc.	11,060	1,827,333
		$ 19,935,955
Software — 7.9%
Adobe, Inc.(1)	5,667	$ 1,907,116
ANSYS, Inc.(1)	1,072	258,985
Autodesk, Inc.(1)	2,674	499,690
Cadence Design Systems, Inc.(1)	3,370	541,357
Ceridian HCM Holding, Inc.(1)	1,816	116,496
Fortinet, Inc.(1)	7,827	382,662
Gen Digital, Inc.	6,998	149,967
Intuit, Inc.	3,442	1,339,695
Microsoft Corp.	91,098	21,847,122
Oracle Corp.	18,756	1,533,116
Paycom Software, Inc.(1)	614	190,530
PTC, Inc.(1)	1,317	158,093
Roper Technologies, Inc.	1,280	553,075
Salesforce, Inc.(1)	12,201	1,617,731
ServiceNow, Inc.(1)	2,438	946,602
Synopsys, Inc.(1)	1,846	589,409
Tyler Technologies, Inc.(1)	503	162,172
		$ 32,793,818
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	795	$ 116,889
AutoZone, Inc.(1)	229	564,755

13
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Bath & Body Works, Inc.	2,810	$ 118,414
Best Buy Co., Inc.	2,534	203,252
CarMax, Inc.(1)(3)	2,125	129,391
Home Depot, Inc. (The)	12,498	3,947,618
Lowe's Cos., Inc.	7,572	1,508,645
O'Reilly Automotive, Inc.(1)	755	637,243
Ross Stores, Inc.	4,189	486,217
TJX Cos., Inc. (The)	14,015	1,115,594
Tractor Supply Co.	1,400	314,958
Ulta Beauty, Inc.(1)	638	299,267
		$ 9,442,243
Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	182,754	$ 23,745,226
Hewlett Packard Enterprise Co.	16,183	258,281
HP, Inc.	11,200	300,944
NetApp, Inc.	2,737	164,384
Seagate Technology Holdings PLC	2,569	135,155
Western Digital Corp.(1)	4,186	132,069
		$ 24,736,059
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	15,355	$ 1,796,688
Ralph Lauren Corp.	536	56,639
Tapestry, Inc.	2,909	110,775
VF Corp.	4,118	113,698
		$ 2,077,800
Tobacco — 0.7%
Altria Group, Inc.	21,633	$ 988,844
Philip Morris International, Inc.	18,922	1,915,096
		$ 2,903,940
Trading Companies & Distributors — 0.2%
Fastenal Co.	7,203	$ 340,846
United Rentals, Inc.(1)	861	306,016
W.W. Grainger, Inc.	567	315,394
		$ 962,256
Water Utilities — 0.1%
American Water Works Co., Inc.	2,237	$ 340,964
		$ 340,964
Security	Shares	Value
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(1)	7,209	$ 1,009,260
		$ 1,009,260
Total Common Stocks (identified cost $142,268,673)		$392,794,625

Exchange-Traded Funds — 2.8%

Security	Shares	Value
Equity Funds — 2.8%
SPDR S&P 500 ETF Trust	30,000	$ 11,472,900
Total Exchange-Traded Funds (identified cost $11,934,465)		$ 11,472,900

Rights — 0.0%(4)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(4)
Abiomed, Inc., CVR(1)(5)(6)	544	$ 555
Total Rights (identified cost $555)		$ 555

14
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Schedule of Investments — continued

Short-Term Investments — 2.2%
Affiliated Fund — 1.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(7)	8,012,505	$ 8,012,505
Total Affiliated Fund (identified cost $8,012,505)		$ 8,012,505
U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 1/26/23(8)	$1,000	$ 997,524
Total U.S. Treasury Obligations (identified cost $999,484)		$ 997,524
Total Short-Term Investments (identified cost $9,011,989)		$ 9,010,029
Total Investments — 100.0% (identified cost $163,215,682)		$413,278,109
Other Assets, Less Liabilities — 0.0%(4)		$ 171,506
Net Assets — 100.0%		$413,449,615

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 9).
(3)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $901,195.
(4)	Amount is less than 0.05%.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(6)	Restricted security. Total market value of restricted securities amounts to $555, which represents less than 0.05% of the net assets of the Fund as of December 31, 2022.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(8)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:
CVR	– Contingent Value Rights

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	46	Long	3/17/23	$8,880,300	$ (188,418)
					$(188,418)
Restricted Securities
Description	Acquisition Date	Cost
Abiomed, Inc., CVR	12/28/22	$555
15
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $154,850,543) - including $901,195 of securities on loan	$ 403,897,377
Investments in securities of affiliated issuers, at value (identified cost $8,365,139)	9,380,732
Cash	21
Receivable for capital shares sold	66,496
Dividends receivable	378,648
Dividends receivable - affiliated	19,345
Securities lending income receivable	662
Receivable from affiliate	56,472
Directors' deferred compensation plan	87,322
Total assets	$413,887,075
Liabilities
Payable for variation margin on open futures contracts	$ 24,696
Payable for capital shares redeemed	64,324
Payable to affiliates:
Investment advisory fee	63,914
Administrative fee	43,138
Sub-transfer agency fee	148
Directors' deferred compensation plan	87,322
Accrued expenses	153,918
Total liabilities	$ 437,460
Net Assets	$413,449,615
Sources of Net Assets
Paid-in capital	$ 138,438,827
Distributable earnings	275,010,788
Net Assets	$413,449,615

Net Assets	$ 413,449,615
Shares Outstanding	2,817,362
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 146.75
16
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $1,705)	$ 7,226,321
Dividend income - affiliated issuers	176,209
Interest income	7,160
Securities lending income, net	5,208
Total investment income	$ 7,414,898
Expenses
Investment advisory fee	$ 821,816
Administrative fee	547,877
Directors' fees and expenses	22,275
Custodian fees	15,561
Transfer agency fees and expenses	347,436
Accounting fees	103,820
Professional fees	45,994
Reports to shareholders	115
Miscellaneous	75,287
Total expenses	$ 1,980,181
Waiver and/or reimbursement of expenses by affiliate	$ (710,680)
Net expenses	$ 1,269,501
Net investment income	$ 6,145,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 22,873,212
Investment securities - affiliated issuers	171,097
Futures contracts	(929,608)
Net realized gain	$ 22,114,701
Change in unrealized appreciation (depreciation):
Investment securities	$ (125,514,966)
Investment securities - affiliated issuers	(412,341)
Futures contracts	(544,648)
Net change in unrealized appreciation (depreciation)	$(126,471,955)
Net realized and unrealized loss	$(104,357,254)
Net decrease in net assets from operations	$ (98,211,857)
17
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,145,397	$ 5,738,067
Net realized gain	22,114,701	34,402,857
Net change in unrealized appreciation (depreciation)	(126,471,955)	88,104,845
Net increase (decrease) in net assets from operations	$ (98,211,857)	$128,245,769
Distributions to shareholders	$ (39,863,740)	$ (31,368,176)
Net increase (decrease) in net assets from capital share transactions	$ 2,794,694	$ (28,198,932)
Net increase (decrease) in net assets	$(135,280,903)	$ 68,678,661
Net Assets
At beginning of year	$ 548,730,518	$ 480,051,857
At end of year	$ 413,449,615	$548,730,518
18
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Financial Highlights

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 200.13	$ 165.98	$ 147.79	$ 123.19	$ 141.18
Income (Loss) From Operations
Net investment income(1)	$ 2.28	$ 2.08	$ 2.31	$ 2.43	$ 2.39
Net realized and unrealized gain (loss)	(40.18)	43.96	23.51	34.42	(7.33)
Total income (loss) from operations	$ (37.90)	$ 46.04	$ 25.82	$ 36.85	$ (4.94)
Less Distributions
From net investment income	$ (2.16)	$ (2.56)	$ (2.57)	$ (2.63)	$ (2.84)
From net realized gain	(13.32)	(9.33)	(5.06)	(9.62)	(10.21)
Total distributions	$ (15.48)	$ (11.89)	$ (7.63)	$ (12.25)	$ (13.05)
Net asset value — End of year	$ 146.75	$ 200.13	$ 165.98	$ 147.79	$ 123.19
Total Return(2)	(18.34)%	28.42%	18.11%	31.16%	(4.74)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$413,450	$548,731	$480,052	$459,202	$391,342
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.43%	0.43%	0.38%	0.39%
Net expenses	0.28% (4)	0.28%	0.28%	0.28%	0.28%
Net investment income	1.35%	1.11%	1.58%	1.72%	1.68%
Portfolio Turnover	6%	6%	10%	6%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
19
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P 500® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
20

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 392,794,625(2)	$ —	$ —	$ 392,794,625
Exchange-Traded Funds	11,472,900	—	—	11,472,900
Rights	—	—	555	555
Short-Term Investments:
Affiliated Fund	8,012,505	—	—	8,012,505
U.S. Treasury Obligations	—	997,524	—	997,524
Total Investments	$412,280,030	$997,524	$ 555	$413,278,109
Liability Description
Futures Contracts	$ (188,418)	$ —	$ —	$ (188,418)
Total	$ (188,418)	$ —	$ —	$ (188,418)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
21

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.18% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $821,816.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $8,899 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.28% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $701,781.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $547,877.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $475 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $346,305, of which $302,972 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $23,734.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,141,550 and $56,268,424, respectively.
22

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 8,592,429	$ 8,656,984
Long-term capital gains	$31,271,311	$22,711,192
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,080,216
Undistributed long-term capital gains	21,974,527
Net unrealized appreciation	246,956,045
Distributable earnings	$275,010,788
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$166,322,064
Gross unrealized appreciation	$ 257,775,578
Gross unrealized depreciation	(10,819,533)
Net unrealized appreciation	$246,956,045
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(188,418) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (929,608)	$ (544,648)
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2022 was approximately $9,763,000.
23

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $901,195 and the total value of collateral received was $921,233, comprised of U.S. government and/or agencies securities.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
9  Affiliated Issuers and Funds
At December 31, 2022, the value of the Fund’s investment in affiliated issuers and funds, including issuers and funds  that may be deemed to be affiliated, was $9,380,732, which represents 2.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Morgan Stanley	$ 1,847,273	$ 30,067	$ (266,441)	$ 169,669	$ (412,341)	$ 1,368,227	$ 52,315	16,093
Short-Term Investments
Cash Reserves Fund	10,524,218	16,619,644	(27,145,290)	1,428	—	—	2,100	—
Liquidity Fund	—	46,244,927	(38,232,422)	—	—	8,012,505	121,794	8,012,505
Total				$171,097	$(412,341)	$9,380,732	$176,209
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 30,000,000 common shares, $0.10 par value.
24

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	95,608	$ 16,343,612	99,582	$ 18,668,371
Reinvestment of distributions	292,535	39,863,740	171,608	31,368,176
Shares redeemed	(312,682)	(53,412,658)	(421,537)	(78,235,479)
Net increase (decrease)	75,461	$ 2,794,694	(150,347)	$(28,198,932)
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 91.4% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
25

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500® Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500® Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 75.43% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 2.51% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $21,974,759 or, if subsequently determined to be different, the net capital gain of such year.
27

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
28

Calvert
VP S&P 500® Index Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
29

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

30

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
32

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24221     12.31.22

Calvert
VP Volatility Managed Moderate Growth Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Volatility Managed Moderate Growth Portfolio

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, global equity markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, investor demand for stocks declined around the globe and equity performance remained negative for months. For a sense of how unpredictable stocks were during the period, the Cboe Volatility Index® -- a gauge of stress among equity investors -- spent 91% of trading days above 20.0, which signaled the highest level of market volatility since the 2009 economic downturn.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank -- initiated their first interest rate hikes in years.
In the U.S., the Fed hiked the federal funds rate 0.75% at its June, July, September, and November 2022 policy meetings to tame rising inflation rates. However, investors began to worry that these aggressive hikes could also tip the economy into recession.
In the final three months of the period, inflation began to slow and central banks began to ease back on their monetary policies. Following a prolonged sell-off in fixed-income assets earlier in the period, this resulted in a short recovery, which still left most major U.S. fixed-income indexes reporting declines for the full period.
During the final quarter, U.S. and European stocks rebounded for the first time in months. The rally was largely driven by declining inflation and hopes the Fed would temper the size of future rate hikes. While the Fed indeed delivered a smaller 0.50% rate hike in December, it also indicated it was not done fighting inflation and hinted at additional rate hikes in 2023. This uncertainty helped push equity prices down in the final month of the period.
On the fixed-income side as spreads widened during most of the period, investment-grade corporate bonds underperformed U.S. Treasurys, with the Bloomberg U.S. Corporate Bond Index returning -15.76%. Despite a lower overall credit rating, the high yield corporate asset class outperformed both investment-grade assets and U.S. Treasurys, as the Bloomberg U.S. Corporate High Yield Index returned -11.19% during the period.
For the period as a whole, the MSCI ACWI Index returned -18.36%; the S&P 500® Index returned -18.11%; and the Nasdaq Composite Index returned -32.54%.
Investment Strategy
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target an asset-allocation weighting range for each of the various asset classes of ETFs. Market capitalizations, investment styles, and market sectors are among the variables considered when securities are selected for the Fund. Target asset weightings may be changed periodically based on evolving economic conditions and other factors.
The Fund employs a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility near a target level to both pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) returned -14.61% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Moderate Conservative (the Index), which returned -14.37%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund outperformed the Secondary Blended Benchmark, which returned -15.68% during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Management's Discussion of Fund Performance† — continued

The Fund’s volatility-management strategy helped drive Fund volatility closer to its target rate and added modestly to returns relative to the Index during the period. The realized short-term risk -- or volatility -- of underlying assets was above its annualized 10% target for most of the period, and was 15.4% for the full year. The volatility-management strategy -- whose mandate is to moderate realized short-term risk -- held a short equity futures position during most of the period. As a result, final Fund volatility for the period was 10.9%, slightly above its target, but significantly lower than its underlying assets.
The volatility-management strategy also produced a modest performance gain during the period. As a result of the strategy’s short equity futures position, the Fund benefited from declining asset prices during the period. In cumulative terms, derivative positions added 1.4% to Fund performance during the period.
Meanwhile, the Fund outperformed its Secondary Blended Benchmark during the period. Asset allocation had a modest positive effect on relative performance primarily due to the Fund’s underweight exposure to investment-grade, fixed-income securities in favor of cash. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, an allocation to emerging markets was a modest detractor from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	(14.61)%	2.19%	4.14%

S&P Global LargeMidCap Managed Risk Index - Moderate Conservative	—	—	(14.37)%	2.52%	4.14%
Moderate Growth Portfolio Blended Benchmark	—	—	(15.68)	4.84	6.43

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.99%
Net	0.88
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Fund Profile

Asset Allocation (% of total investments)
Top 10 Holdings (% of net assets)[1]
Vanguard S&P 500 ETF	20.9%
iShares Core U.S. Aggregate Bond ETF	15.6
Vanguard Total Bond Market ETF	13.2
Vanguard FTSE Developed Markets ETF	11.7
iShares S&P 500 Growth ETF	10.9
iShares S&P 500 Value ETF	9.5
Vanguard Real Estate ETF	2.9
Vanguard FTSE Emerging Markets ETF	2.7
iShares Russell 2000 ETF	2.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.7
Total	91.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 40% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 10%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloombeg U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Cboe Volatility Index® tracks the implied volatilities of a wide range of S&P 500® Index options. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Endnotes and Additional Disclosures — continued

Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
7

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$ 991.50	$4.07 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Schedule of Investments

Exchange-Traded Funds — 94.7%

Security	Shares	Value
Equity Funds — 63.3%
iShares Core S&P Mid-Cap ETF	3,000	$ 725,670
iShares Russell 2000 ETF(1)	9,000	1,569,240
iShares S&P 500 Growth ETF(1)	128,000	7,488,000
iShares S&P 500 Value ETF(1)	45,000	6,528,150
Technology Select Sector SPDR Fund	8,000	995,520
Vanguard FTSE Developed Markets ETF	192,000	8,058,240
Vanguard FTSE Emerging Markets ETF	47,000	1,832,060
Vanguard Real Estate ETF(1)	24,000	1,979,520
Vanguard S&P 500 ETF	41,000	14,404,940
		$43,581,340
Fixed-Income Funds — 31.4%
iShares 1-3 Year Treasury Bond ETF(1)	8,000	$ 649,360
iShares Core U.S. Aggregate Bond ETF	111,000	10,765,890
iShares iBoxx $ Investment Grade Corporate Bond ETF	11,000	1,159,730
Vanguard Total Bond Market ETF	126,000	9,051,840
		$21,626,820
Total Exchange-Traded Funds (identified cost $54,741,115)		$65,208,160

Short-Term Investments — 7.0%
Affiliated Fund — 4.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(2)	2,725,784	$ 2,725,784
Total Affiliated Fund (identified cost $2,725,784)		$ 2,725,784
Securities Lending Collateral — 3.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(3)	2,102,360	$ 2,102,360
Total Securities Lending Collateral (identified cost $2,102,360)		$ 2,102,360
Total Short-Term Investments (identified cost $4,828,144)		$ 4,828,144
Total Investments — 101.7% (identified cost $59,569,259)		$70,036,304
Other Assets, Less Liabilities — (1.7)%		$ (1,196,954)
Net Assets — 100.0%		$ 68,839,350

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $2,965,576.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(3)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(51)	Short	3/17/23	$(9,845,550)	$ 304,335
E-mini S&P MidCap 400 Index	(10)	Short	3/17/23	(2,442,600)	43,862
MSCI EAFE Index	(38)	Short	3/17/23	(3,703,860)	72,921
					$421,118
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $56,843,475) - including $2,965,576 of securities on loan	$ 67,310,520
Investments in securities of affiliated issuers, at value (identified cost $2,725,784)	2,725,784
Receivable for variation margin on open futures contracts	79,009
Deposits at broker for futures contracts	883,000
Receivable for capital shares sold	11,952
Dividends receivable - affiliated	11,085
Securities lending income receivable	1,741
Receivable from affiliate	7,909
Directors' deferred compensation plan	17,313
Total assets	$71,048,313
Liabilities
Payable for capital shares redeemed	$ 1,094
Deposits for securities loaned	2,102,360
Payable to affiliates:
Investment advisory fee	23,286
Administrative fee	7,124
Distribution and service fees	14,842
Sub-transfer agency fee	42
Directors' deferred compensation plan	17,313
Accrued expenses	42,902
Total liabilities	$ 2,208,963
Net Assets	$68,839,350
Sources of Net Assets
Paid-in capital	$ 55,394,265
Distributable earnings	13,445,085
Net Assets	$68,839,350
Class F Shares
Net Assets	$ 68,839,350
Shares Outstanding	3,755,491
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 18.33
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income	$ 1,445,362
Dividend income - affiliated issuers	62,549
Securities lending income, net	19,925
Total investment income	$ 1,527,836
Expenses
Investment advisory fee	$ 304,872
Administrative fee	91,462
Distribution and service fees	190,545
Directors' fees and expenses	3,738
Custodian fees	3,741
Transfer agency fees and expenses	55,588
Accounting fees	19,055
Professional fees	41,550
Reports to shareholders	3,674
Miscellaneous	6,079
Total expenses	$ 720,304
Waiver and/or reimbursement of expenses by affiliate	$ (107,438)
Net expenses	$ 612,866
Net investment income	$ 914,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,583,907
Investment securities - affiliated issuers	255
Futures contracts	620,194
Capital gains distributions received	7,887
Net realized gain	$ 2,212,243
Change in unrealized appreciation (depreciation):
Investment securities	$ (16,338,856)
Investment securities - affiliated issuers	(59)
Futures contracts	390,255
Net change in unrealized appreciation (depreciation)	$(15,948,660)
Net realized and unrealized loss	$(13,736,417)
Net decrease in net assets from operations	$(12,821,447)
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 914,970	$ 736,081
Net realized gain	2,212,243	4,800,825
Net change in unrealized appreciation (depreciation)	(15,948,660)	5,798,085
Net increase (decrease) in net assets from operations	$(12,821,447)	$11,334,991
Distributions to shareholders	$ (3,100,519)	$ (877,245)
Net decrease in net assets from capital share transactions	$ (5,597,124)	$ (6,455,211)
Net increase (decrease) in net assets	$(21,519,090)	$ 4,002,535
Net Assets
At beginning of year	$ 90,358,440	$ 86,355,905
At end of year	$ 68,839,350	$90,358,440
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Financial Highlights

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 22.49	$ 19.99	$ 19.81	$ 17.18	$ 18.90
Income (Loss) From Operations
Net investment income(1)	$ 0.24	$ 0.18	$ 0.20	$ 0.29	$ 0.26
Net realized and unrealized gain (loss)	(3.55)	2.54	0.51	2.86	(1.49)
Total income (loss) from operations	$ (3.31)	$ 2.72	$ 0.71	$ 3.15	$ (1.23)
Less Distributions
From net investment income	$ (0.21)	$ (0.22)	$ (0.31)	$ (0.28)	$ (0.23)
From net realized gain	(0.64)	—	(0.22)	(0.24)	(0.26)
Total distributions	$ (0.85)	$ (0.22)	$ (0.53)	$ (0.52)	$ (0.49)
Net asset value — End of year	$ 18.33	$ 22.49	$ 19.99	$ 19.81	$ 17.18
Total Return(2)	(14.61)%	13.64%	3.82%	18.56%	(6.69)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$68,839	$90,358	$86,356	$89,181	$83,345
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.95%	0.92%	0.95%	0.91%	0.89%
Net expenses	0.81% (5)	0.81%	0.83%	0.83%	0.83%
Net investment income	1.20%	0.83%	1.06%	1.56%	1.40%
Portfolio Turnover	20%	10%	16%	7%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended December 31, 2022).
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 65,208,160	$ —	$ —	$ 65,208,160
Short-Term Investments:
Affiliated Fund	2,725,784	—	—	2,725,784
Securities Lending Collateral	2,102,360	—	—	2,102,360
Total Investments	$70,036,304	$ —	$ —	$70,036,304
14

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 421,118	$ —	$ —	$ 421,118
Total	$70,457,422	$ —	$ —	$70,457,422
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $304,872.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
15

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $4,299 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $103,139.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $91,462.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $190,545 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $137 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $55,321, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $4,439.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,297,225 and $18,367,716, respectively.
16

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 758,551	$877,245
Long-term capital gains	$2,341,968	$ —
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,156,733
Undistributed long-term capital gains	2,827,092
Net unrealized appreciation	8,461,260
Distributable earnings	$13,445,085
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$61,575,044
Gross unrealized appreciation	$ 11,695,333
Gross unrealized depreciation	(3,234,073)
Net unrealized appreciation	$ 8,461,260
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$421,118 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 620,194	$ 390,255
17

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2022 was approximately $239,000 and $13,449,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $2,965,576 and the total value of collateral received was $3,046,330, comprised of cash of $2,102,360 and U.S. government and/or agencies securities of $943,970.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$2,102,360	$ —	$ —	$ —	$2,102,360
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
18

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $2,725,784, which represents 4.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,346,788	$ 6,746,396	$(13,093,380)	$ 255	$ (59)	$ —	$ 1,433	—
Liquidity Fund	—	31,183,427	(28,457,643)	—	—	2,725,784	61,116	2,725,784
Total				$ 255	$ (59)	$2,725,784	$62,549
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class F
Shares sold	27,805	$ 574,763	46,236	$ 971,314
Reinvestment of distributions	175,866	3,100,519	40,897	877,245
Shares redeemed	(466,578)	(9,272,406)	(387,918)	(8,303,770)
Net decrease	(262,907)	$(5,597,124)	(300,785)	$(6,455,211)
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
19

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $2,827,231 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation)are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
22

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

24

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
25

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24235     12.31.22

Calvert
VP Volatility Managed Growth Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Volatility Managed Growth Portfolio

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, global equity markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, investor demand for stocks declined around the globe and equity performance remained negative for months. For a sense of how unpredictable stocks were during the period, the Cboe Volatility Index® -- a gauge of stress among equity investors -- spent 91% of trading days above 20.0, which signaled the highest level of market volatility since the 2009 economic downturn.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank -- initiated their first interest rate hikes in years.
In the U.S., the Fed hiked the federal funds rate 0.75% at its June, July, September, and November 2022 policy meetings to tame rising inflation rates. However, investors began to worry that these aggressive hikes could also tip the economy into recession.
In the final three months of the period, inflation began to slow and central banks began to ease back on their monetary policies. Following a prolonged sell-off in fixed-income assets earlier in the period, this resulted in a short recovery, which still left most major U.S. fixed-income indexes reporting declines for the full period.
During the final quarter, U.S. and European stocks rebounded for the first time in months. The rally was largely driven by declining inflation and hopes the Fed would temper the size of future rate hikes. While the Fed indeed delivered a smaller 0.50% rate hike in December, it also indicated it was not done fighting inflation and hinted at additional rate hikes in 2023. This uncertainty helped push equity prices down in the final month of the period.
On the fixed-income side as spreads widened during most of the period, investment-grade corporate bonds underperformed U.S. Treasurys, with the Bloomberg U.S. Corporate Bond Index returning -15.76%. Despite a lower overall credit rating, the high yield corporate asset class outperformed both investment-grade assets and U.S. Treasurys, as the Bloomberg U.S. Corporate High Yield Index returned -11.19% during the period.
For the period as a whole, the MSCI ACWI Index returned -18.36%; the S&P 500® Index returned -18.11%; and the Nasdaq Composite Index returned -32.54%.
Investment Strategy
Calvert VP Volatility Managed Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target an asset-allocation weighting range for each of the various asset classes of ETFs. Market capitalizations, investment styles, and market sectors are among the variables considered when securities are selected for the Fund. Target asset weightings may be changed periodically based on evolving economic conditions and other factors.
The Fund employs a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility near a target level to both pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP Volatility Managed Growth Portfolio (the Fund) returned -14.94% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive (the Index), which returned -15.42%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund outperformed the Secondary Blended Benchmark, which returned -16.59% during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Management's Discussion of Fund Performance† — continued

The Fund’s volatility-management strategy helped drive Fund volatility closer to its target rate and added modestly to returns relative to the Index during the period. The realized short-term risk -- or volatility -- of underlying assets was above its annualized 12% target for most of the period, and was 18.2% for the full year. The volatility-management strategy -- whose mandate is to moderate realized short-term risk -- held a short equity futures position during most of the period. As a result, final Fund volatility for the period was 12.5%, slightly above its target, but significantly lower than its underlying assets.
The volatility-management strategy also produced a modest performance gain during the period. As a result of the strategy’s short equity futures position, the Fund benefited from declining asset prices during the period. In cumulative terms, derivative positions added 2.0% to Fund performance during the period.
Meanwhile, the Fund outperformed its Secondary Blended Benchmark during the period. Asset allocation had a modest positive effect on relative performance primarily due to the Fund’s underweight exposure to investment-grade, fixed-income securities in favor of cash. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, an allocation to emerging markets was a modest detractor from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	(14.94)%	2.11%	4.20%

S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive	—	—	(15.42)%	3.18%	4.96%
Growth Portfolio Blended Benchmark	—	—	(16.59)	5.81	7.63

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.99%
Net	0.90
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)[1]
Vanguard S&P 500 ETF	20.5%
iShares S&P 500 Growth ETF	15.5
Vanguard FTSE Developed Markets ETF	14.5
iShares S&P 500 Value ETF	13.3
iShares Core U.S. Aggregate Bond ETF	13.1
Vanguard Real Estate ETF	3.6
Vanguard FTSE Emerging Markets ETF	3.0
iShares Russell 2000 ETF	2.7
Technology Select Sector SPDR Fund	1.9
iShares Core S&P Mid-Cap ETF	1.8
Total	89.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 20% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 14%, and includes a synthetic put position to reduce downside risk. The launch date of the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive was September 6, 2016; information presented prior to the index launch date is back-tested. Back-tested performance is not actual performance, but is hypothetical. The back-test calculations are based on the same methodology that was in effect when the index was officially launched. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Cboe Volatility Index® tracks the implied volatilities of a wide range of S&P 500® Index options. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international

6

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Endnotes and Additional Disclosures — continued

securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
7

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$ 995.40	$4.07 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Schedule of Investments

Exchange-Traded Funds — 91.8%

Security	Shares	Value
Equity Funds — 76.8%
iShares Core S&P Mid-Cap ETF	8,000	$ 1,935,120
iShares Russell 2000 ETF(1)	17,000	2,964,120
iShares S&P 500 Growth ETF(1)	290,000	16,965,000
iShares S&P 500 Value ETF(1)	101,000	14,652,070
Technology Select Sector SPDR Fund	17,000	2,115,480
Vanguard FTSE Developed Markets ETF	380,000	15,948,600
Vanguard FTSE Emerging Markets ETF	84,000	3,274,320
Vanguard Real Estate ETF(1)	48,000	3,959,040
Vanguard S&P 500 ETF	64,000	22,485,760
		$ 84,299,510
Fixed-Income Funds — 15.0%
iShares 1-3 Year Treasury Bond ETF(1)	12,000	$ 974,040
iShares Core U.S. Aggregate Bond ETF	148,000	14,354,520
iShares iBoxx $ Investment Grade Corporate Bond ETF(1)	11,000	1,159,730
		$ 16,488,290
Total Exchange-Traded Funds (identified cost $74,820,250)		$100,787,800

Short-Term Investments — 15.7%
Affiliated Fund — 6.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(2)	7,138,410	$ 7,138,410
Total Affiliated Fund (identified cost $7,138,410)		$ 7,138,410
Securities Lending Collateral — 9.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(3)	10,031,832	$ 10,031,832
Total Securities Lending Collateral (identified cost $10,031,832)		$ 10,031,832
Total Short-Term Investments (identified cost $17,170,242)		$ 17,170,242
Total Investments — 107.5% (identified cost $91,990,492)		$117,958,042
Other Assets, Less Liabilities — (7.5)%		$ (8,189,368)
Net Assets — 100.0%		$ 109,768,674

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $11,757,965.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(3)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(96)	Short	3/17/23	$(18,532,800)	$ 575,023
E-mini S&P MidCap 400 Index	(22)	Short	3/17/23	(5,373,720)	96,497
MSCI EAFE Index	(77)	Short	3/17/23	(7,505,190)	149,053
					$820,573
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $84,852,082) - including $11,757,965 of securities on loan	$ 110,819,632
Investments in securities of affiliated issuers, at value (identified cost $7,138,410)	7,138,410
Receivable for variation margin on open futures contracts	158,452
Deposits at broker for futures contracts	1,750,000
Dividends receivable	16,684
Dividends receivable - affiliated	24,138
Securities lending income receivable	3,297
Receivable from affiliate	12,844
Directors' deferred compensation plan	30,307
Total assets	$119,953,764
Liabilities
Payable for capital shares redeemed	$ 2,838
Deposits for securities loaned	10,031,832
Payable to affiliates:
Investment advisory fee	36,833
Administrative fee	11,347
Distribution and service fees	23,640
Sub-transfer agency fee	26
Directors' deferred compensation plan	30,307
Accrued expenses	48,267
Total liabilities	$ 10,185,090
Net Assets	$109,768,674
Sources of Net Assets
Paid-in capital	$ 79,345,380
Distributable earnings	30,423,294
Net Assets	$109,768,674
Class F Shares
Net Assets	$ 109,768,674
Shares Outstanding	5,579,936
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.67
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income	$ 2,159,143
Dividend income - affiliated issuers	116,932
Securities lending income, net	32,410
Total investment income	$ 2,308,485
Expenses
Investment advisory fee	$ 483,227
Administrative fee	144,968
Distribution and service fees	302,017
Directors' fees and expenses	5,932
Custodian fees	4,546
Transfer agency fees and expenses	87,889
Accounting fees	29,338
Professional fees	45,376
Reports to shareholders	926
Miscellaneous	7,758
Total expenses	$ 1,111,977
Waiver and/or reimbursement of expenses by affiliate	$ (141,504)
Net expenses	$ 970,473
Net investment income	$ 1,338,012
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 3,362,856
Investment securities - affiliated issuers	83
Futures contracts	1,157,861
Net realized gain	$ 4,520,800
Change in unrealized appreciation (depreciation):
Investment securities	$ (27,636,960)
Investment securities - affiliated issuers	(34)
Futures contracts	1,019,321
Net change in unrealized appreciation (depreciation)	$(26,617,673)
Net realized and unrealized loss	$(22,096,873)
Net decrease in net assets from operations	$(20,758,861)
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,338,012	$ 1,107,264
Net realized gain	4,520,800	5,975,630
Net change in unrealized appreciation (depreciation)	(26,617,673)	13,459,147
Net increase (decrease) in net assets from operations	$ (20,758,861)	$ 20,542,041
Distributions to shareholders	$ (3,642,609)	$ (1,356,418)
Net decrease in net assets from capital share transactions	$ (7,763,282)	$ (13,456,309)
Net increase (decrease) in net assets	$ (32,164,752)	$ 5,729,314
Net Assets
At beginning of year	$ 141,933,426	$ 136,204,112
At end of year	$109,768,674	$141,933,426
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Financial Highlights

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 23.93	$ 20.86	$ 20.77	$ 17.67	$ 19.31
Income (Loss) From Operations
Net investment income(1)	$ 0.23	$ 0.18	$ 0.20	$ 0.29	$ 0.25
Net realized and unrealized gain (loss)	(3.83)	3.12	0.22	3.08	(1.68)
Total income (loss) from operations	$ (3.60)	$ 3.30	$ 0.42	$ 3.37	$ (1.43)
Less Distributions
From net investment income	$ (0.21)	$ (0.23)	$ (0.33)	$ (0.27)	$ (0.21)
From net realized gain	(0.45)	—	—	—	—
Total distributions	$ (0.66)	$ (0.23)	$ (0.33)	$ (0.27)	$ (0.21)
Net asset value — End of year	$ 19.67	$ 23.93	$ 20.86	$ 20.77	$ 17.67
Total Return(2)	(14.94)%	15.87%	2.15%	19.22%	(7.50)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,769	$141,933	$136,204	$151,383	$150,047
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.92%	0.90%	0.93%	0.89%	0.87%
Net expenses	0.81% (5)	0.81%	0.83%	0.83%	0.83%
Net investment income	1.11%	0.79%	1.00%	1.48%	1.32%
Portfolio Turnover	16%	7%	13%	7%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended December 31, 2022).
14
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 100,787,800	$ —	$ —	$ 100,787,800
Short-Term Investments:
Affiliated Fund	7,138,410	—	—	7,138,410
Securities Lending Collateral	10,031,832	—	—	10,031,832
Total Investments	$117,958,042	$ —	$ —	$117,958,042
15

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 820,573	$ —	$ —	$ 820,573
Total	$118,778,615	$ —	$ —	$118,778,615
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $483,227.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
16

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $8,063 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $133,441.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $144,968.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $302,017 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $60 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $87,748, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $7,120.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $18,319,120 and $24,382,958, respectively.
17

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$1,153,622	$1,356,418
Long-term capital gains	$2,488,987	$ —
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,891,100
Undistributed long-term capital gains	5,698,597
Net unrealized appreciation	20,833,597
Distributable earnings	$30,423,294
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$97,124,445
Gross unrealized appreciation	$ 23,367,698
Gross unrealized depreciation	(2,534,101)
Net unrealized appreciation	$20,833,597
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$820,573 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,157,861	$ 1,019,321
The average notional cost of futures contracts (short) outstanding during the year ended December 31, 2022 was approximately $28,421,000.
18

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $11,757,965 and the total value of collateral received was $12,069,933, comprised of cash of $10,031,832 and U.S. government and/or agencies securities of $2,038,101.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$10,031,832	$ —	$ —	$ —	$10,031,832
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
19

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $7,138,410, which represents 6.5% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$10,804,372	$11,133,534	$(21,937,955)	$ 83	$ (34)	$ —	$ 2,489	—
Liquidity Fund	—	57,256,577	(50,118,167)	—	—	7,138,410	114,443	7,138,410
Total				$ 83	$ (34)	$7,138,410	$116,932
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class F
Shares sold	8,111	$ 168,099	73,295	$ 1,669,451
Reinvestment of distributions	193,037	3,642,609	59,754	1,356,418
Shares redeemed	(552,936)	(11,573,990)	(730,022)	(16,482,178)
Net decrease	(351,788)	$ (7,763,282)	(596,973)	$(13,456,309)
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
20

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
21

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $5,699,093 or, if subsequently determined to be different, the net capital gain of such year.
22

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
23

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
24

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

25

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
26

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
27

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24237     12.31.22

Calvert
VP Volatility Managed Moderate Portfolio
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2022
Calvert
VP Volatility Managed Moderate Portfolio

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, global equity markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, investor demand for stocks declined around the globe and equity performance remained negative for months. For a sense of how unpredictable stocks were during the period, the Cboe Volatility Index® -- a gauge of stress among equity investors -- spent 91% of trading days above 20.0, which signaled the highest level of market volatility since the 2009 economic downturn.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank -- initiated their first interest rate hikes in years.
In the U.S., the Fed hiked the federal funds rate 0.75% at its June, July, September, and November 2022 policy meetings to tame rising inflation rates. However, investors began to worry that these aggressive hikes could also tip the economy into recession.
In the final three months of the period, inflation began to slow and central banks began to ease back on their monetary policies. Following a prolonged sell-off in fixed-income assets earlier in the period, this resulted in a short recovery, which still left most major U.S. fixed-income indexes reporting declines for the full period.
During the final quarter, U.S. and European stocks rebounded for the first time in months. The rally was largely driven by declining inflation and hopes the Fed would temper the size of future rate hikes. While the Fed indeed delivered a smaller 0.50% rate hike in December, it also indicated it was not done fighting inflation and hinted at additional rate hikes in 2023. This uncertainty helped push equity prices down in the final month of the period.
On the fixed-income side as spreads widened during most of the period, investment-grade corporate bonds underperformed U.S. Treasurys, with the Bloomberg U.S. Corporate Bond Index returning -15.76%. Despite a lower overall credit rating, the high yield corporate asset class outperformed both investment-grade assets and U.S. Treasurys, as the Bloomberg U.S. Corporate High Yield Index returned -11.19% during the period.
For the period as a whole, the MSCI ACWI Index returned -18.36%; the S&P 500® Index returned -18.11%; and the Nasdaq Composite Index returned -32.54%.
Investment Strategy
Calvert VP Volatility Managed Moderate Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target an asset-allocation weighting range for each of the various asset classes of ETFs. Market capitalizations, investment styles, and market sectors are among the variables considered when securities are selected for the Fund. Target asset weightings may be changed periodically based on evolving economic conditions and other factors.
The Fund employs a volatility-management and capital-protection strategy that uses equity index futures contracts to stabilize portfolio volatility near a target level to both pursue growth in up markets, and hedge against declines in the value of the Fund’s ETF investments. The strategy continuously monitors and attempts to forecast market volatility and may adjust the Fund’s futures contract positions to pursue its goals.
Fund Performance
For the 12-month period ended December 31, 2022, Calvert VP Volatility Managed Moderate Portfolio (the Fund) returned -14.17% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Conservative (the Index), which returned -13.75%.
The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Fund outperformed the Secondary Blended Benchmark, which returned -14.81% during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Management's Discussion of Fund Performance† — continued

The Fund’s volatility-management strategy helped drive Fund volatility closer to its target rate and added modestly to returns relative to the Index during the period. The realized short-term risk -- or volatility -- of underlying assets was above its annualized 8% target for most of the period, and was 12.7% for the full year. The volatility-management strategy -- whose mandate is to moderate realized short-term risk -- held a short equity futures position during most of the period. As a result, final Fund volatility for the period was 9.0%, slightly above its target, but significantly lower than its underlying assets.
The volatility-management strategy also produced a modest performance gain during the period. As a result of the strategy’s short equity futures position, the Fund benefited from declining asset prices during the period. In cumulative terms, derivative positions added 1.3% to Fund performance during the period.
Meanwhile, the Fund outperformed its Secondary Blended Benchmark during the period. Asset allocation had a modest positive effect on relative performance primarily due to the Fund’s underweight exposure to investment-grade, fixed-income securities in favor of cash. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, an allocation to emerging markets was a modest detractor from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	(14.17)%	1.87%	3.67%

S&P Global LargeMidCap Managed Risk Index - Conservative	—	—	(13.75)%	2.17%	3.70%
Moderate Portfolio Blended Benchmark	—	—	(14.81)	3.80	5.20

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.97%
Net	0.87
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)[1]
Vanguard Total Bond Market ETF	22.1%
iShares Core U.S. Aggregate Bond ETF	21.9
Vanguard S&P 500 ETF	19.9
Vanguard FTSE Developed Markets ETF	8.8
iShares S&P 500 Growth ETF	6.6
iShares S&P 500 Value ETF	4.8
Vanguard FTSE Emerging Markets ETF	2.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.1
iShares Russell 2000 ETF	2.0
Vanguard Real Estate ETF	1.9
Total	92.3%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 50% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 8%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse
Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Cboe Volatility Index® tracks the implied volatilities of a wide range of S&P 500® Index options. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Endnotes and Additional Disclosures — continued

Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
7

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$ 988.50	$4.06 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Schedule of Investments

Exchange-Traded Funds — 94.6%

Security	Shares	Value
Equity Funds — 47.7%
iShares Core S&P Mid-Cap ETF	2,000	$ 483,780
iShares Russell 2000 ETF(1)	9,000	1,569,240
iShares S&P 500 Growth ETF(1)	92,000	5,382,000
iShares S&P 500 Value ETF(1)	27,000	3,916,890
Technology Select Sector SPDR Fund	6,000	746,640
Vanguard FTSE Developed Markets ETF	170,000	7,134,900
Vanguard FTSE Emerging Markets ETF	46,000	1,793,080
Vanguard Real Estate ETF(1)	19,000	1,567,120
Vanguard S&P 500 ETF	46,000	16,161,640
		$38,755,290
Fixed-Income Funds — 46.9%
iShares 1-3 Year Treasury Bond ETF	8,000	$ 649,360
iShares Core U.S. Aggregate Bond ETF	184,000	17,846,160
iShares iBoxx $ Investment Grade Corporate Bond ETF	16,000	1,686,880
Vanguard Total Bond Market ETF	250,000	17,960,000
		$38,142,400
Total Exchange-Traded Funds (identified cost $68,955,874)		$76,897,690

Short-Term Investments — 11.8%
Affiliated Fund — 4.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(2)	3,460,088	$ 3,460,088
Total Affiliated Fund (identified cost $3,460,088)		$ 3,460,088
Securities Lending Collateral — 7.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%(3)	6,129,560	$ 6,129,560
Total Securities Lending Collateral (identified cost $6,129,560)		$ 6,129,560
Total Short-Term Investments (identified cost $9,589,648)		$ 9,589,648
Total Investments — 106.4% (identified cost $78,545,522)		$86,487,338
Other Assets, Less Liabilities — (6.4)%		$ (5,175,205)
Net Assets — 100.0%		$ 81,312,133

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2022. The aggregate market value of securities on loan at December 31, 2022 was $6,263,720.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(3)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(58)	Short	3/17/23	$(11,196,900)	$ 346,279
E-mini S&P MidCap 400 Index	(10)	Short	3/17/23	(2,442,600)	43,862
MSCI EAFE Index	(39)	Short	3/17/23	(3,801,330)	73,756
					$463,897
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $75,085,434) - including $6,263,720 of securities on loan	$ 83,027,250
Investments in securities of affiliated issuers, at value (identified cost $3,460,088)	3,460,088
Receivable for variation margin on open futures contracts	83,768
Deposits at broker for futures contracts	965,000
Receivable for capital shares sold	4,818
Dividends receivable - affiliated	12,515
Securities lending income receivable	1,895
Receivable from affiliate	9,912
Directors' deferred compensation plan	21,368
Total assets	$87,586,614
Liabilities
Payable for capital shares redeemed	$ 25,896
Deposits for securities loaned	6,129,560
Payable to affiliates:
Investment advisory fee	27,519
Administrative fee	8,409
Distribution and service fees	17,519
Directors' deferred compensation plan	21,367
Accrued expenses	44,211
Total liabilities	$ 6,274,481
Net Assets	$81,312,133
Sources of Net Assets
Paid-in capital	$ 69,769,522
Distributable earnings	11,542,611
Net Assets	$81,312,133
Class F Shares
Net Assets	$ 81,312,133
Shares Outstanding	4,773,351
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.03
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income	$ 1,810,675
Dividend income - affiliated issuers	61,946
Securities lending income, net	18,465
Total investment income	$ 1,891,086
Expenses
Investment advisory fee	$ 365,908
Administrative fee	109,773
Distribution and service fees	228,692
Directors' fees and expenses	4,476
Custodian fees	3,707
Transfer agency fees and expenses	66,726
Accounting fees	22,821
Professional fees	41,633
Reports to shareholders	3,874
Miscellaneous	6,606
Total expenses	$ 854,216
Waiver and/or reimbursement of expenses by affiliate	$ (117,425)
Net expenses	$ 736,791
Net investment income	$ 1,154,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,899,672
Investment securities - affiliated issuers	183
Futures contracts	694,518
Capital gains distributions received	16,426
Net realized gain	$ 2,610,799
Change in unrealized appreciation (depreciation):
Investment securities	$ (19,197,710)
Investment securities - affiliated issuers	(46)
Futures contracts	371,080
Net change in unrealized appreciation (depreciation)	$(18,826,676)
Net realized and unrealized loss	$(16,215,877)
Net decrease in net assets from operations	$(15,061,582)
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,154,295	$ 949,903
Net realized gain	2,610,799	4,547,252
Net change in unrealized appreciation (depreciation)	(18,826,676)	5,156,015
Net increase (decrease) in net assets from operations	$ (15,061,582)	$ 10,653,170
Distributions to shareholders	$ (3,738,072)	$ (1,151,612)
Net decrease in net assets from capital share transactions	$ (10,422,045)	$ (8,173,688)
Net increase (decrease) in net assets	$ (29,221,699)	$ 1,327,870
Net Assets
At beginning of year	$110,533,832	$ 109,205,962
At end of year	$ 81,312,133	$110,533,832
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Financial Highlights

	Class F
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 20.80	$ 19.10	$ 18.86	$ 16.49	$ 18.18
Income (Loss) From Operations
Net investment income(1)	$ 0.23	$ 0.17	$ 0.20	$ 0.29	$ 0.27
Net realized and unrealized gain (loss)	(3.20)	1.74	0.77	2.49	(1.26)
Total income (loss) from operations	$ (2.97)	$ 1.91	$ 0.97	$ 2.78	$ (0.99)
Less Distributions
From net investment income	$ (0.21)	$ (0.21)	$ (0.32)	$ (0.28)	$ (0.25)
From net realized gain	(0.59)	—	(0.41)	(0.13)	(0.45)
Total distributions	$ (0.80)	$ (0.21)	$ (0.73)	$ (0.41)	$ (0.70)
Net asset value — End of year	$ 17.03	$ 20.80	$ 19.10	$ 18.86	$ 16.49
Total Return(2)	(14.17)%	10.06%	5.28%	17.02%	(5.73)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$81,312	$110,534	$109,206	$110,131	$103,205
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.94%	0.91%	0.93%	0.90%	0.89%
Net expenses	0.81% (5)	0.81%	0.83%	0.83%	0.83%
Net investment income	1.26%	0.86%	1.10%	1.63%	1.51%
Portfolio Turnover	17%	7%	15%	6%	11%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 76,897,690	$ —	$ —	$ 76,897,690
Short-Term Investments:
Affiliated Fund	3,460,088	—	—	3,460,088
14

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	$ 6,129,560	$ —	$ —	$ 6,129,560
Total Investments	$86,487,338	$ —	$ —	$86,487,338
Futures Contracts	$ 463,897	$ —	$ —	$ 463,897
Total	$86,951,235	$ —	$ —	$86,951,235
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2022, the investment advisory fee amounted to $365,908.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
15

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment advisory fee paid was reduced by $4,206 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2023. For the year ended December 31, 2022, CRM waived or reimbursed expenses of $113,219.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2022, CRM was paid administrative fees of $109,773.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2022 amounted to $228,692 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $100 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $30,000 ($40,000 effective January 1, 2023) annual fee, Committee chairs receive an additional $6,000 ($15,000 effective January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2022, expenses incurred under the Servicing Plan amounted to $66,497, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2022 are amounts payable to an affiliate of AIP under the Servicing Plan of $5,365.
4  Investment Activity
During the year ended December 31, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,424,985 and $23,992,757, respectively.
16

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 967,324	$1,151,612
Long-term capital gains	$2,770,748	$ —
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,583,288
Undistributed long-term capital gains	2,819,412
Net unrealized appreciation	6,139,911
Distributable earnings	$11,542,611
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$80,347,427
Gross unrealized appreciation	$ 11,420,169
Gross unrealized depreciation	(5,280,258)
Net unrealized appreciation	$ 6,139,911
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2022 is included in the Schedule of Investments. During the year ended December 31, 2022, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$463,897 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 694,518	$ 371,080
17

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2022 was approximately $727,000 and $14,099,000 respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2022, the total value of securities on loan was $6,263,720 and the total value of collateral received was $6,421,733, comprised of cash of $6,129,560 and U.S. government and/or agencies securities of $292,173.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$6,129,560	$ —	$ —	$ —	$6,129,560
The carrying amount of the liability for deposits for securities loaned at December 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2022.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2022.
18

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2022, the value of the Fund’s investment in affiliated funds, including funds that may be deemed to be affiliated, was $3,460,088, which represents 4.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,641,920	$ 7,803,836	$(14,445,893)	$ 183	$ (46)	$ —	$ 1,438	—
Liquidity Fund	—	31,935,597	(28,475,509)	—	—	3,460,088	60,508	3,460,088
Total				$ 183	$ (46)	$3,460,088	$61,946
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class F
Shares sold	31,007	$ 588,578	100,167	$ 1,981,937
Reinvestment of distributions	226,139	3,738,072	57,494	1,151,612
Shares redeemed	(798,306)	(14,748,695)	(562,233)	(11,307,237)
Net decrease	(541,160)	$(10,422,045)	(404,572)	$ (8,173,688)
At December 31, 2022, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
19

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020, 2019, and 2018 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $2,819,741 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 43 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
22

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 43 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 43 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 130 registered investment companies advised or administered by Eaton Vance.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

24

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
25

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
26

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24233     12.31.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022 for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	12/31/21	%*	12/31/22	%*
Audit Fees	$196,575	0%	$196,575	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$35,300	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$231,875	0%	$196,575	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/21		Fiscal Year ended 12/31/22
$	%*	$	%*
$35,300	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:	/s/ Ted Eliopoulos
Ted Eliopoulos
President

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 23, 2023

By:	/s/ Ted Eliopoulos
Ted Eliopoulos
President

Date: February 23, 2023